ISSUER FREE WRITING PROSPECTUS Filed Pursuant to Rule 433 Registration Statement No. 333-137902 Dated February 5, 2009

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GLOBAL MARKETS | EQUITY

                                   Global Markets Equity
                                   Priprietary Indices

                                   Monthly Report - February 2009

A Passion to Perform.    Deutsche Bank [logo]

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GME Indices Review
(as of 30th January 2009)

TABLE OF CONTENTS

Performance Summary
Deutsche Bank CROCI Indices                                                    2
Deutsche Bank Evergreen Indices                                                2
Deutsche Bank Alpha Indices                                                    3
Deutsche Bank Multi-Asset Indices                                              4
Deutsche Bank Specialised Indices                                              4
Deutsche Bank Islamic Indices
                                                  5
Monthly Reviews
Deutsche Bank CROCI US+ Index                                                  6
Deutsche Bank CROCI US Plus II Index                                           7
Deutsche Bank CROCI Euro+ Index                                                8
Deutsche Bank CROCI Euro II Index                                              9
Deutsche Bank CROCI Japan+ Index                                              10
Deutsche Bank CROCI Japan II Index                                            11
Deutsche Bank US Growth Total Return Index                                    12
Deutsche Bank US Value Total Return Index                                     13
Deutsche Bank Euro Growth Total Return Index                                  14
Deutsche Bank Euro Value Total Return Index                                   15
Deutsche Bank UK Growth Total Return Index                                    16
Deutsche Bank UK Value Total Return Index                                     17
Deutsche Bank Japan Growth Total Return Index                                 18
Deutsche Bank Japan Value Total Return Index                                  19
S&P X-Alpha Total Return USD Index                                            20
S&P X-Alpha Excess Return USD Index                                           21
Deutsche Bank X-Alpha Total Return USD Index                                  22
Deutsche Bank X-Alpha Excess Return USD Index                                 23
DBIQ ImpAct Dollar Equity Volatility (Bid) Index                              24
Deutsche Bank Liquid Alpha USD 5 Total Return S1 Index                        25
Deutsche Bank Liquid Alpha USD 5 Excess Return S1 Index                       26
Deutsche Bank US ValueGrowth Select Index                                     27
Deutsche Bank ValueGrowth Select Total Return Index                           28
Deutsche Bank Global Yield US Total Return Index                              29
Deutsche Bank Global Yield Euro Total Return Index                            30
Deutsche Bank Global Yield AP Total Return Index                              31
Deutsche Bank E-REV Europe Total Return Index                                 32
Deutsche Bank E-REV Japan Total Return Index                                  33
Deutsche Bank SectorLeader Total Return Index                                 34
Deutsche Bank ChinaOpportunity USD Total Return Index                         35
Deutsche Bank Islamic US EquityBuilder Total Return Index                     36
Deutsche Bank Islamic Europe EquityBuilder Total Return Index                 37
Deutsche Bank Islamic Asia Pacific EquityBuilder Total Return Index           38
Deutsche Bank Islamic Global Pacific EquityBuilder Total Return Index         39
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GME Indices Performance Summary
(as of 30th January 2009)
DEUTSCHE BANK CROCI INDICES
Deutsche Bank CROCI US+ Index
Bloomberg: CROCI                                                                                                           Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year      3 years   5 years   10 years
CROCI US+ Index                                          -4.8%        -9.0%        -32.4%      -4.8%     -36.1%        -9.6%      0.8%       6.9%
S&P 500 Index (TR)                                       -8.4%       -14.1%        -33.9%      -8.4%     -38.6%       -11.8%     -4.2%      -2.6%
S&P 500/Citigroup Value Index (TR)                      -12.2%       -19.3%        -37.3%     -12.2%     -44.7%       -13.9%     -4.6%      -1.4%
Excess Return vs S&P 500 Index (TR)                       3.6%         5.1%          1.5%       3.6%       2.5%         2.2%      5.0%       9.6%
Excess Return vs S&P 500/Citigroup Value Index (TR)       7.3%        10.3%          4.9%       7.3%       8.6%         4.3%      5.3%       8.3%
Deutsche Bank CROCI US Plus II Index
Bloomberg: DBUSCPII                                                                                               Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year      3 years   5 years   10 years
CROCI US Plus II Index                                   -4.1%        -5.5%        -26.1%      -4.1%     -29.7%        -6.3%      2.9%       8.0%
S&P 500 Index (TR)                                       -8.4%       -14.1%        -33.9%      -8.4%     -38.6%       -11.8%     -4.2%      -2.6%
S&P 500/Citigroup Value Index (TR)                      -12.2%       -19.3%        -37.3%     -12.2%     -44.7%       -13.9%     -4.6%      -1.4%
Excess Return vs S&P 500 Index (TR)                       4.3%         8.6%          7.9%       4.3%       8.9%         5.5%      7.2%      10.7%
Excess Return vs S&P 500/Citigroup Value Index (TR)       8.0%        13.8%         11.2%       8.0%      15.0%         7.6%      7.5%       9.4%
Deutsche Bank CROCI Euro+ Index
Bloomberg: CRCEU                                                                                                  Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year      3 years   5 years   10 years
CROCI Euro+ Index                                        -6.1%        -7.7%        -30.1%      -6.1%     -36.1%        -9.5%      2.0%       5.1%
EuroSTOXX 50 Index (TR)                                  -8.4%       -13.1%        -32.9%      -8.4%     -38.9%       -12.9%     -2.1%      -2.4%
MSCI EMU Index (TR)                                      -6.5%       -12.5%        -34.2%      -6.5%     -40.9%       -13.4%     -1.5%        N/A
Excess Return vs EuroSTOXX 50 Index (TR)                  2.3%         5.4%          2.8%       2.3%       2.8%         3.4%      4.0%       7.5%
Excess Return vs MSCI EMU Index (TR)                      0.4%         4.9%          4.1%       0.4%       4.8%         3.8%      3.5%        N/A
Deutsche Bank CROCI Euro II Index
Bloomberg: DBEECRII                                                                                               Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year      3 years   5 years   10 years
CROCI Euro II Index                                      -5.0%        -6.0%        -29.9%      -5.0%     -33.7%        -7.9%      3.1%       5.6%
EuroSTOXX 50 Index (TR)                                  -8.4%       -13.1%        -32.9%      -8.4%     -38.9%       -12.9%     -2.1%      -2.4%
MSCI EMU Index (TR)                                      -6.5%       -12.5%        -34.2%      -6.5%     -40.9%       -13.4%     -1.5%        N/A
Excess Return vs EuroSTOXX 50 Index (TR)                  3.4%         7.1%          3.0%       3.4%       5.2%         5.0%      5.1%       8.1%
Excess Return vs MSCI EMU Index (TR)                      1.5%         6.5%          4.3%       1.5%       7.2%         5.5%      4.6%        N/A
Deutsche Bank CROCI Japan+ Index
Bloomberg: CRCJP                                                                                                  Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year      3 years   5 years   10 years
CROCI Japan+ Index                                       -4.2%       -12.6%        -42.1%      -4.2%     -46.2%       -20.0%     -5.4%       0.6%
TOPIX 100 Index (TR)                                     -7.5%       -11.4%        -42.1%      -7.5%     -43.1%       -21.5%     -5.5%      -4.0%
MSCI Japan Index (TR)                                    -7.7%        -8.9%        -39.8%      -7.7%     -41.6%       -21.1%     -4.0%      -2.8%
Excess Return vs TOPIX 100 Index (TR)                     3.3%        -1.2%          0.0%       3.3%      -3.1%         1.5%      0.1%       4.6%
Excess Return vs MSCI Japan Index (TR)                    3.5%        -3.7%         -2.3%       3.5%      -4.6%         1.0%     -1.4%       3.4%
Deutsche Bank CROCI Japan II Index
Bloomberg: DBAPCRII                                                                                               Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year      3 years   5 years   10 years
CROCI Japan II Index                                     -3.1%       -10.1%        -41.4%      -3.1%     -44.0%       -18.8%     -4.5%       1.0%
TOPIX 100 Index (TR)                                     -7.5%       -11.4%        -42.1%      -7.5%     -43.1%       -21.5%     -5.5%      -4.0%
MSCI Japan Index (TR)                                    -7.7%        -8.9%        -39.8%      -7.7%     -41.6%       -21.1%     -4.0%      -2.8%
Excess Return vs TOPIX 100 Index (TR)                     4.4%         1.3%          0.7%       4.4%      -0.9%         2.7%      0.9%       5.0%
Excess Return vs MSCI Japan Index (TR)                    4.6%        -1.2%         -1.6%       4.6%      -2.4%         2.3%     -0.5%       3.9%
DEUTSCHE BANK EVERGREEN INDICES

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Deutsche Bank US Growth Total Return Index
Bloomberg: DBUSUSG                                                                                                Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year      3 years   5 years   10 years
US Growth Index                                          -3.7%       -12.8%        -39.9%      -3.7%     -42.8%       -16.8%     -2.5%       0.4%
S&P 500/Citigroup Growth Index (TR)                      -4.9%        -9.1%        -30.8%      -4.9%     -32.4%        -9.8%     -4.1%      -4.2%
S&P 500 Index (TR)                                       -8.4%       -14.1%        -33.9%      -8.4%     -38.6%       -11.8%     -4.2%      -2.6%
Excess Return vs S&P 500/Citigroup Growth Index (TR)      1.2%        -3.7%         -9.1%       1.2%     -10.3%        -7.0%      1.6%       4.6%
Excess Return vs S&P 500 Index (TR)                       4.7%         1.3%         -6.0%       4.7%      -4.1%        -5.0%      1.8%       3.1%
Deutsche Bank US Value Total Return Index
Bloomberg: DBUSUSV                                                                                                Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year      3 years   5 years   10 years
US Value Index                                           -5.3%        -5.7%        -30.9%      -5.3%     -42.4%       -13.8%     -0.7%       4.6%
S&P 500/Citigroup Value Index (TR)                      -12.2%       -19.3%        -37.3%     -12.2%     -44.7%       -13.9%     -4.6%      -1.4%
S&P 500 Index (TR)                                       -8.4%       -14.1%        -33.9%      -8.4%     -38.6%       -11.8%     -4.2%      -2.6%
Excess Return vs S&P 500/Citigroup Value Index (TR)       6.9%        13.6%          6.3%       6.9%       2.3%         0.1%      3.8%       6.0%
Excess Return vs S&P 500 Index (TR)                       3.1%         8.4%          3.0%       3.1%      -3.8%        -2.0%      3.5%       7.2%
Deutsche Bank Euro Growth Total Return Index
Bloomberg: DBEEEUGR                                                                                               Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year      3 years   5 years   10 years
Euro Growth Index                                        -7.3%       -16.2%        -28.9%      -7.3%     -37.6%       -10.0%      0.9%       1.1%
EuroSTOXX Large Cap Growth Index (TR)                    -6.7%       -12.1%        -31.3%      -6.7%     -38.9%       -12.2%     -3.8%      -4.0%
EuroSTOXX Large Euro Return Index (TR)                   -7.9%       -13.2%        -34.1%      -7.9%     -41.1%       -13.4%     -2.1%        N/A
Excess Return vs EuroSTOXX Large Cap Growth Index (TR)   -0.5%        -4.1%          2.5%      -0.5%       1.3%         2.2%      4.7%       5.1%
Excess Return vs EuroSTOXX Large Euro Return Index (TR)   0.7%        -3.0%          5.2%       0.7%       3.5%         3.4%      3.1%        N/A

Return data shown above may be based on simulated and/or actual returns, refer to Index description pages for details. Past performance is no guarantee of future results.
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Source: Bloomberg or Deutsche Bank AG/London                                                                                                    2

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GME Indices Performance Summary
(as of 30th January 2009)
Deutsche Bank Euro Value Total Return Index
Bloomberg: DBEEEUVA                                                                                                     Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year    3 years      5 years   10 years
Euro Value Index                                        -11.4%       -15.0%        -37.6%     -11.4%     -48.9%    -16.2%        -2.9%       1.1%
EuroSTOXX Large Cap Value Index (TR)                     -8.0%       -14.1%        -38.8%      -8.0%     -46.0%    -16.2%        -3.0%      -3.8%
EuroSTOXX Large Euro Return Index (TR)                   -7.9%       -13.2%        -34.1%      -7.9%     -41.1%    -13.4%        -2.1%        N/A
Excess Return vs EuroSTOXX Large Cap Value Index (TR)    -3.5%        -0.9%          1.2%      -3.5%      -2.9%      0.1%         0.1%       5.0%
Excess Return vs EuroSTOXX Large Euro Return Index (TR)  -3.5%        -1.8%         -3.6%      -3.5%      -7.8%     -2.8%        -0.7%        N/A
Deutsche Bank UK Growth Total Return Index
Bloomberg: DBEEUKGT                                                                                                    Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year   3 years      5 years   10 years
UK Growth Index                                           3.2%        15.5%        -12.1%       3.2%     -24.8%     -6.9%         6.3%       5.8%
FTSE 100 Index (TR)                                      -6.4%        -4.4%        -21.9%      -6.4%     -26.3%     -7.0%         2.5%      -0.4%
MSCI UK Growth Index (TR)                                -2.5%        -1.8%        -22.9%      -2.5%     -25.4%     -5.1%         2.8%      -1.5%
Excess Return vs FTSE 100 Index (TR)                      9.5%        19.9%          9.8%       9.5%       1.6%      0.1%         3.9%       6.1%
Excess Return vs MSCI UK Growth Index (TR)                5.6%        17.3%         10.9%       5.6%       0.6%     -1.8%         3.6%       7.2%
Deutsche Bank UK Value Total Return Index
Bloomberg: DBEEUKVT                                                                                                     Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year    3 years     5 years   10 years
UK Value Index                                           -4.8%         3.3%        -30.1%      -4.8%     -48.5%     -19.4%       -3.6%       3.9%
FTSE 100 Index (TR)                                      -6.4%        -4.4%        -21.9%      -6.4%     -26.3%      -7.0%        2.5%      -0.4%
MSCI UK Value Index (TR)                                -11.7%        -9.1%        -22.4%     -11.7%     -29.5%     -10.2%        1.0%       0.5%
Excess Return vs FTSE 100 Index (TR)                      1.5%         7.7%         -8.3%       1.5%     -22.1%     -12.4%       -6.1%       4.3%
Excess Return vs MSCI UK Value Index (TR)                 6.9%        12.3%         -7.7%       6.9%     -19.0%      -9.2%       -4.6%       3.5%
Deutsche Bank Japan Growth Total Return  Index
Bloomberg: DBAPJGT                                                                                                    Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year   3 years      5 years   10 years
Japan Growth Index                                       -4.6%        -5.4%        -44.2%      -4.6%     -44.3%    -22.9%        -5.0%      -1.8%
TOPIX 100 Index (TR)                                     -7.5%       -11.4%        -42.1%      -7.5%     -43.1%    -21.5%        -5.5%      -4.0%
MSCI Japan Growth Index (TR)                             -9.8%       -12.1%        -45.0%      -9.8%     -46.1%    -25.4%        -7.7%      -6.5%
Excess Return vs TOPIX 100 Index (TR)                     2.9%         6.0%         -2.1%       2.9%      -1.1%     -1.3%         0.4%       2.2%
Excess Return vs MSCI Japan Growth Index (TR)             5.2%         6.7%          0.8%       5.2%       1.8%      2.5%         2.7%       4.7%
Deutsche Bank Japan Value Total Return Index
Bloomberg: DBAPJVT                                                                                                     Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year   3 years      5 years   10 years
Japan Value Index                                        -6.3%        -9.5%        -48.9%      -6.3%     -47.6%    -19.8%        -2.9%       4.3%
TOPIX 100 Index (TR)                                     -7.5%       -11.4%        -42.1%      -7.5%     -43.1%    -21.5%        -5.5%      -4.0%
MSCI Japan Value Index (TR)                              -5.5%        -6.2%        -34.7%      -5.5%     -37.0%    -16.8%        -0.4%       0.5%
Excess Return vs TOPIX 100 Index (TR)                     1.2%         1.9%         -6.8%       1.2%      -4.4%      1.7%         2.6%       8.2%
Excess Return vs MSCI Japan Value Index (TR)             -0.8%        -3.3%        -14.3%      -0.8%     -10.6%     -3.0%        -2.4%       3.7%
DEUTSCHE BANK ALPHA INDICES
S&P X-Alpha Total Return USD Index
Bloomberg: SPXADT                                                                                                    Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year   3 years      5 years   10 years
S&P X-Alpha TR Index                                      2.0%         2.8%         -1.2%       2.0%      -5.7%      0.9%         7.8%       9.1%
MSCI World Index (TR)                                    -8.8%       -11.9%        -38.0%      -8.8%     -41.4%    -12.2%        -2.6%      -1.7%
HFRX USD Equity Market Neutral Index (TR)                 0.0%        -1.4%         -3.4%       0.0%       1.6%      2.2%         1.4%        N/A
Excess Return vs MSCI World Index (TR)                   10.8%        14.7%         36.8%      10.8%      35.7%     13.0%        10.4%      10.8%
Excess Return vs HFRX USD Equity Market Neutral Index
(TR)                                                      2.0%         4.2%          2.1%       2.0%      -7.4%     -1.3%         6.4%        N/A
S&P X-Alpha Excess Return USD Index
Bloomberg: SPXADE                                                                                                       Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year   3 years      5 years   10 years
S&P X-Alpha ER Index                                      2.0%         2.8%         -1.7%       2.0%      -7.3%     -3.0%         4.4%       5.5%
MSCI World Index (TR)                                    -8.8%       -11.9%        -38.0%      -8.8%     -41.4%    -12.2%        -2.6%      -1.7%
HFRX USD Equity Market Neutral Index (TR)                 0.0%        -1.4%         -3.4%       0.0%       1.6%      2.2%         1.4%        N/A
Excess Return vs MSCI World Index (TR)                   10.8%        14.7%         36.3%      10.8%      34.2%      9.2%         7.0%       7.2%
Excess Return vs HFRX USD Equity Market Neutral Index
(TR)                                                      2.0%         4.2%          1.7%       2.0%      -8.9%     -5.1%         2.9%        N/A
Deutsche Bank X-Alpha Total Return USD Index
Bloomberg: DBGLXAT                                                                                                     Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year   3 years      5 years   10 years
X-Alpha TR Index                                          2.0%         2.4%         -2.0%       2.0%      -6.4%      0.7%         7.9%       9.3%
MSCI World Index (TR)                                    -8.8%       -11.9%        -38.0%      -8.8%     -41.4%    -12.2%        -2.6%      -1.7%
HFRX USD Equity Market Neutral Index (TR)                 0.0%        -1.4%         -3.4%       0.0%       1.6%      2.2%         1.4%        N/A
Excess Return vs MSCI World Index (TR)                   10.8%        14.3%         36.0%      10.8%      35.0%     12.8%        10.5%      11.1%
Excess Return vs HFRX USD Equity Market Neutral Index
(TR)                                                      2.0%         3.8%          1.4%       2.0%      -8.1%     -1.5%         6.5%        N/A
Deutsche Bank X-Alpha Excess Return USD Index
Bloomberg: DBGLXAE                                                                                                    Annualised
                                                                                                    ----------------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year   3 years      5 years   10 years
X-Alpha ER Index                                          2.0%         2.3%         -2.4%       2.0%      -7.9%     -3.1%         4.4%       5.7%
MSCI World Index (TR)                                    -8.8%       -11.9%        -38.0%      -8.8%     -41.4%    -12.2%        -2.6%      -1.7%
HFRX USD Equity Market Neutral Index (TR)                 0.0%        -1.4%         -3.4%       0.0%       1.6%      2.2%         1.4%        N/A
Excess Return vs MSCI World Index (TR)                   10.8%        14.3%         35.6%      10.8%      33.5%      9.0%         7.1%       7.5%
Excess Return vs HFRX USD Equity Market Neutral Index
(TR)                                                      2.0%         3.8%          0.9%       2.0%      -9.6%     -5.3%         3.0%        N/A

Return data shown above may be based on simulated and/or actual returns, refer to Index description pages for details. Past performance is no guarantee of future results.
--------------------------------------------------------------------------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                                                                                     3

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GME Indices Performance Summary
(as of 30th January 2009)
DBIQ ImpAct Dollar Equity Volatility (Bid) Index
Bloomberg: DBVEUSDB                                                                                                Annualised
                                                                                                    ---------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year       3 years       5 years
ImpAct Dollar Equity Volatility Index                     0.1%         1.3%        -26.5%       0.1%     -25.0%        -7.9%          0.2%
S&P 500 Index (TR)                                       -8.4%       -14.1%        -33.9%      -8.4%     -38.6%       -11.8%         -4.2%
iBoxx USD Treasury Index (TR)                            -3.7%         5.8%          7.7%      -3.7%       7.8%         7.6%          5.6%
Excess Return vs S&P 500 Index (TR)                       8.5%        15.4%          7.5%       8.5%      13.7%         3.9%          4.4%
Excess Return vs iBoxx USD Treasury Index (TR)            3.8%        -4.5%        -34.2%       3.8%     -32.8%       -15.5%         -5.4%
DEUTSCHE BANK MULTI-ASSET INDICES
Deutsche Bank Liquid Alpha USD 5 Total Return S1 Index
Bloomberg: DBLAUT5J                                                                                              Annualised
                                                                                                    ---------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year       3 years       5 years
Liquid Alpha USD 5 TR Index                               1.4%         2.3%         -8.0%       1.4%      -6.2%         4.0%          8.2%
MSCI World Index (TR)                                    -8.7%       -11.8%        -37.8%      -8.7%     -41.1%       -11.7%         -2.1%
iBoxx USD Treasury Index (TR)                            -3.7%         5.8%          7.7%      -3.7%       7.8%         7.6%          5.6%
Excess Return vs MSCI World Index (TR)                   10.1%        14.0%         29.8%      10.1%      34.9%        15.7%         10.3%
Excess Return vs iBoxx USD Treasury Index (TR)            5.1%        -3.6%        -15.7%       5.1%     -14.0%        -3.6%          2.6%
Deutsche Bank Liquid Alpha USD 5 Excess Return S1 Index
Bloomberg: DBLAUE5J                                                                                              Annualised
                                                                                                    ---------------------------------------
                                                       1 Month     3 Months      6 Months        YTD     1 year       3 years        5 years
Liquid Alpha USD 5 ER Index                               1.4%         2.2%         -8.5%       1.4%      -7.7%         0.0%          4.7%
MSCI World Index (TR)                                    -8.7%       -11.8%        -37.8%      -8.7%     -41.1%       -11.7%         -2.1%
iBoxx USD Treasury Index (TR)                            -3.7%         5.8%          7.7%      -3.7%       7.8%         7.6%          5.6%
Excess Return vs MSCI World Index (TR)                   10.1%        14.0%         29.3%      10.1%      33.3%        11.7%          6.8%
Excess Return vs iBoxx USD Treasury Index (TR)            5.1%        -3.6%        -16.2%       5.1%     -15.6%        -7.6%         -0.9%
DEUTSCHE BANK SPECIALISED INDICES
Deutsche Bank US ValueGrowth Select Index
Bloomberg: DBUSUSVG                                                                                                   Annualised
                                                                                                  -----------------------------------------------
                                                     1 Month     3 Months      6 Months       YTD     1 year       3 years     5 years   10 years
US ValueGrowth Select Index                            -8.8%       -14.2%        -37.0%      -8.8%     -41.0%       -12.8%      -8.5%      -1.3%
S&P 500 Index (TR)                                     -8.6%       -14.7%        -34.8%      -8.6%     -40.1%       -13.6%      -6.1%      -4.3%
Excess Return vs S&P 500 Index (TR)                    -0.3%         0.6%         -2.2%      -0.3%      -0.9%         0.7%      -2.4%       2.9%
Deutsche Bank ValueGrowth Select Total Return Index
Bloomberg: DBEEVGS                                                                                                   Annualised
                                                                                                  -----------------------------------------------
                                                     1 Month     3 Months      6 Months       YTD     1 year       3 years     5 years   10 years
ValueGrowth Select TR Index                            -5.3%       -16.3%        -36.1%      -5.3%     -44.9%       -14.2%      -3.9%       2.1%
S&P 500 Index (TR)                                     -8.4%       -14.1%        -33.9%      -8.4%     -38.6%       -11.8%      -4.2%      -2.6%
Excess Return vs S&P 500 Index (TR)                     3.1%        -2.2%         -2.1%       3.1%      -6.3%        -2.4%       0.3%       4.7%
Deutsche Bank Global Yield US Total Return Index
Bloomberg: DBUSGYTR                                                                                                    Annualised
                                                                                                  -----------------------------------------------
                                                     1 Month     3 Months      6 Months        YTD     1 year       3 years     5 years   10 years
Global Yield US TR Index                              -17.7%       -23.8%        -31.5%     -17.7%     -41.4%       -13.7%      -5.5%       0.6%
S&P 500 Index (TR)                                     -8.4%       -14.1%        -33.9%      -8.4%     -38.6%       -11.8%      -4.2%      -2.6%
DJ High Yield Select 10 (TR)                          -17.9%       -27.3%        -38.0%     -17.9%     -50.9%       -13.8%      -7.6%        N/A
Excess Return vs S&P 500 Index (TR)                    -9.2%        -9.7%          2.5%      -9.2%      -2.8%        -1.9%      -1.3%       3.2%
Excess Return vs DJ High Yield Select 10 (TR)           0.2%         3.5%          6.5%       0.2%       9.5%         0.1%       2.1%        N/A
Deutsche Bank Global Yield Euro Total Return Index
Bloomberg: DBEEGYTR                                                                                              Annualised
                                                                                            -----------------------------------------------------
                                                     1 Month     3 Months      6 Months       YTD     1 year       3 years     5 years   10 years
Global Yield Euro TR Index                            -14.6%       -20.3%        -43.9%     -14.6%     -51.6%       -18.5%      -3.3%       2.1%
EuroSTOXX 50 Index (TR)                                -8.4%       -13.1%        -32.9%      -8.4%     -38.9%       -12.9%      -2.1%      -2.4%
Excess Return vs EuroSTOXX 50 Index (TR)               -6.2%        -7.2%        -11.0%      -6.2%     -12.7%        -5.6%      -1.3%       4.6%
Deutsche Bank Global Yied AP Total Return Index
Bloomberg: DBAPGYTR                                                                                              Annualised
                                                                                            ------------------------------------------------------
                                                     1 Month     3 Months      6 Months        YTD     1 year       3 years     5 years   10 years
Global Yield AP TR Index                               -9.3%       -10.1%        -31.9%      -9.3%     -31.3%        -2.4%       4.5%       7.2%
MSCI Asia Pacific Index (TR)                           -7.2%        -3.0%        -36.5%      -7.2%     -40.7%       -12.1%       0.4%        N/A
Excess Return vs MSCI Asia Pacific Index (TR)          -2.2%        -7.1%          4.6%      -2.2%       9.4%         9.7%       4.1%        N/A
Deutsche Bank E-REV Europe Total Return Index
Bloomberg: DBEEERET                                                                                          Annualised
                                                                                            ------------------------------------------------------
                                                     1 Month     3 Months      6 Months        YTD     1 year       3 years     5 years   10 years
E-REV Europe TR Index                                  -4.1%       -14.0%        -30.3%      -4.1%     -39.3%       -12.6%      -1.9%       1.3%
EuroSTOXX 50 Index (TR)                                -8.4%       -13.1%        -32.9%      -8.4%     -38.9%       -12.9%      -2.1%      -2.4%
Excess Return vs EuroSTOXX 50 Index (TR)                4.4%        -0.9%          2.7%       4.4%      -0.4%         0.3%       0.2%       3.7%
Deutsche Bank E-REV Japan Total Return Index
Bloomberg: DBAPERJT                                                                                          Annualised
                                                                                             ---------------------------------------------------
                                                     1 Month     3 Months      6 Months       YTD     1 year       3 years     5 years   10 years
E-REV Japan TR Index                                   -9.6%       -14.4%        -48.3%      -9.6%     -49.9%       -22.3%      -5.6%      -4.5%
TOPIX 100 Index (TR)                                   -7.5%       -11.4%        -42.1%      -7.5%     -43.1%       -21.5%      -5.5%      -4.0%
Excess Return vs TOPIX 100 Index (TR)                  -2.2%        -2.9%         -6.2%      -2.2%      -6.8%        -0.7%      -0.1%      -0.5%

Return data shown above may be based on simulated and/or actual returns, refer to Index description pages for details. Past performance is no guarantee of future results.
--------------------------------------------------------------------------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                                                                      4

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GME Indices Performance Summary
(as of 30th January 2009)
Deutsche Bank SectorLeader Total Return Index
Bloomberg: DBEESLE                                                                                                       Annualised
                                                                                                 --------------------------------------------------
                                                     1 Month    3 Months       6 Months       YTD      1 year          3 years   5 years   10 years
SectorLeader TR Index                                  -6.4%      -12.0%         -42.5%     -6.4%      -49.6%           -15.0%     -3.0%      -3.5%
DJ STOXX 600 Index (TR)                                -3.5%      -13.4%         -31.9%     -3.5%      -38.6%           -13.5%     -1.5%      -1.8%
Excess Return vs DJ STOXX 600 Index (TR)               -2.9%        1.4%         -10.6%     -2.9%      -11.0%            -1.6%     -1.5%      -1.7%
Deutsche Bank ChinaOpportunity Total Return USD
Index
Bloomberg: DBAPCOU                                                                                                  Annualised
                                                                                                 --------------------------------------------------
                                                     1 Month    3 Months       6 Months       YTD      1 year          3 years   5 years   10 years
ChinaOpportunity TR USD Index                           0.5%       27.0%         -35.3%      0.5%      -49.3%             2.2%      0.4%      23.3%
HANG SENG China Ent Index (TR) (USD)                   -9.7%        7.8%         -42.6%     -9.7%      -42.6%             4.4%      9.2%      17.8%
Excess Return vs HANG SENG China Ent Index (TR)
(USD)                                                  10.1%       19.2%           7.3%     10.1%       -6.7%            -2.2%     -8.8%       5.5%
DEUTSCHE BANK ISLAMIC INDICES
Deutsche Bank Islamic US EquityBuilder Total Return
Index
Bloomberg: DBUSIU                                                                                                   Annualised
                                                                                                 --------------------------------------------------
                                                     1 Month    3 Months       6 Months       YTD      1 year          3 years   5 years   10 years
Islamic US EquityBuilder Index                         -2.9%       -7.7%         -32.0%     -2.9%      -31.9%           -10.7%     -2.4%       3.1%
DJ Islamic Market US Index (TR)                        -5.1%       -9.3%         -30.6%     -5.1%      -31.6%            -8.5%     -2.4%      -3.1%
DJ Islamic Mkt US LCAP Index (TR)                      -5.2%       -8.8%         -28.1%     -5.2%      -30.0%            -7.5%     -2.6%        N/A
Excess Return vs DJ Islamic Market US Index (TR)        2.2%        1.6%          -1.4%      2.2%       -0.3%            -2.2%      0.1%       6.2%
Excess Return vs DJ Islamic Mkt US LCAP Index (TR)      2.2%        1.1%          -3.9%      2.2%       -1.9%            -3.2%      0.2%        N/A
Deutsche Bank Islamic Europe EquityBuilder Total
 ReturnIndex
Bloomberg: DBEEIE                                                                                                   Annualised
                                                                                                 --------------------------------------------------
                                                     1 Month    3 Months       6 Months       YTD      1 year          3 years   5 years   10 years
Islamic Europe EquityBuilder Index                      1.6%       -7.5%         -37.0%      1.6%      -39.2%           -12.6%     -0.2%       5.3%
DJ Islamic Europe Index (TR)                           -8.9%       -8.6%         -42.1%     -8.9%      -42.4%           -10.8%     -1.4%        N/A
DJ Islamic Mkt EUR LCAP Index (TR)                     -1.8%       -9.8%         -28.6%     -1.8%      -31.9%           -11.9%     -2.0%        N/A
Excess Return vs DJ Islamic Europe Index (TR)          10.5%        1.1%           5.1%     10.5%        3.2%            -1.8%      1.2%        N/A
Excess Return vs DJ Islamic Mkt EUR LCAP Index (TR)     3.4%        2.2%          -8.5%      3.4%       -7.3%            -0.7%      1.8%        N/A
Deutsche Bank Islamic Asia Pacific EquityBuilder
  Total Return Index
Bloomberg: DBAPIAEP                                                                                                 Annualised
                                                                                                 --------------------------------------------------
                                                     1 Month    3 Months       6 Months       YTD      1 year          3 years   5 years   10 years
Islamic Asia Pacific EquityBuilder Index               -8.2%       -2.5%         -45.2%     -8.2%      -44.6%           -12.7%      2.0%      10.0%
DJ Islamic Mkt ASIA/PAC Index (TR)                     -6.0%       -4.0%         -39.0%     -6.0%      -42.3%           -14.4%     -3.6%       1.4%
DJ Islamic Mkt ASIA/PAC LCAP Index (TR)                -5.8%       -4.5%         -38.3%     -5.8%      -41.6%           -13.3%     -3.3%        N/A
Excess Return vs DJ Islamic Mkt ASIA/PAC Index (TR)    -2.3%        1.4%          -6.3%     -2.3%       -2.2%             1.7%      5.6%       8.6%
Excess Return vs DJ Islamic Mkt ASIA/PAC LCAP
  Index (TR)                                           -2.5%        2.0%          -6.9%     -2.5%       -3.0%             0.6%      5.3%        N/A
Deutsche Bank Islamic Global EquityBuilder Total
 Return  Index
Bloomberg: DBGLIGEP                                                                                                 Annualised
                                                                                                 ---------------------------------------------------
                                                     1 Month    3 Months       6 Months       YTD      1 year          3 years   5 years   10 years
Islamic Global EquityBuilder Index                     -5.0%       -6.5%         -39.7%     -5.0%      -39.2%           -10.8%     -0.5%       5.8%
DJ Islamic Mkt World LCAP Index (TR)                   -6.1%       -7.9%         -34.6%     -6.1%      -35.8%            -9.2%     -2.1%        N/A
DJ Islamic Market Index (TR)                           -6.0%       -8.1%         -36.4%     -6.0%      -37.3%           -10.2%     -2.2%      -2.1%
Excess Return vs DJ Islamic Mkt World LCAP Index (TR)   1.1%        1.4%          -5.1%      1.1%       -3.4%            -1.6%      1.6%        N/A
Excess Return vs DJ Islamic Market Index (TR)           0.9%        1.6%          -3.3%      0.9%       -1.9%            -0.6%      1.7%       7.9%

Return data shown above may be based on simulated and/or actual returns, refer to Index description pages for details. Past performance is no guarantee of future results.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                   5

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                                                              REUTERS: .DBEEERET
                                                             BLOOMBERG: DBEEERET
--------------------------------------------------------------------------------
 Deutsche Bank CROCI US+ Index
--------------------------------------------------------------------------------
 Index Description
--------------------------------------------------------------------------------
The CROCI US+ Index is a basket of 40 equally weighted US stocks selected monthly for their attractive valuation, defined as the cheapest trailing
Economic P/E. Economic P/E is calculated from the DB proprietary CROCI methodology.

 Annual Returns

                               [GRAPHIC OMITTED]

12 Months Volatlity

                               [GRAPHIC OMITTED]

Cumulative Excess Index vs S&P 500 (TR) Index

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
Monthly Performance
------------------------------------------------------------------------------------
          1999   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009
------------------------------------------------------------------------------------
Jan       1.0%  -4.8%   2.3%  -1.3%  -2.0%   0.8%  -2.1%   3.3%   2.5%  -5.8%  -4.8%

Feb      -2.6%  -7.8%   0.5%   0.6%  -1.4%   3.8%   6.5%  -0.3%  -0.8%   0.3%

Mar       3.1%  11.2%  -2.0%   5.5%   0.4%   0.4%  -1.2%   1.7%   1.4%  -2.7%

Apr      16.1%   6.6%   6.8%  -0.9%   6.0%  -0.2%  -2.2%   0.7%   5.5%   3.9%

May       2.9%   4.4%   1.7%  -0.3%   9.0%  -0.6%   3.4%  -3.1%   5.4%   4.0%

Jun       2.2%  -5.4%  -2.5%  -6.9%   3.2%   3.3%   2.6%   1.0%  -1.8%  -7.1%

Jul      -2.9%  -0.2%   0.0%  -6.3%   0.4%  -2.0%   5.7%   1.1%  -3.0%  -3.6%

Aug      -2.6%   7.6%  -0.9%  -1.2%   3.4%  -0.4%  -1.2%   0.4%  -0.1%   1.9%

Sep      -5.1%   0.3%  -9.0% -10.2%  -1.6%   4.3%  -0.5%   2.1%   2.1% -10.6%

Oct       0.8%   7.4%   3.1%   7.4%   5.4%   2.5%  -3.0%   4.5%   3.6% -18.5%

Nov      -0.8%  -0.9%   7.4%   6.5%   3.0%   5.6%   3.0%   3.7%  -3.4%  -7.8%

Dec       0.3%   7.3%   3.6%  -4.1%   6.9%   3.3%   0.8%  -1.2%  -0.6%   3.7%
------------------------------------------------------------------------------------
Year     11.6%  26.5%  10.6% -12.0%  37.2%  22.5%  12.0%  14.5%  10.8% -36.8%  -4.8%
------------------------------------------------------------------------------------

Historical Performance Through January 2009
--------------------------------------------------------------------------------
                                                                                                             Annualized
                                                                                      -----------------------------------------------------
                                                 1 Month     3 Months6 Months           YTD      1 year      3 years    5 years   10 years
CROCI US+ Index                                    -4.8%        -9.0%       -32.4%     -4.8%    -36.1%        -9.6%        0.8%     6.9%
S&P 500 (TR) Index                                 -8.4%       -14.1%       -33.9%     -8.4%    -38.6%       -11.8%       -4.2%    -2.6%
S&P 500/Citigroup Value Index (TR)                -12.2%       -19.3%       -37.3%    -12.2%    -44.7%       -13.9%       -4.6%    -1.4%
Excess Return vs S&P 500 (TR) Index                 3.6%         5.1%         1.5%      3.6%      2.5%         2.2%        5.0%     9.6%
Excess Return vs S&P 500/Citigroup Value Index
(TR)                                                7.3%        10.3%         4.9%      7.3%      8.6%         4.3%        5.3%     8.3%

Performance Analysis  January 1999 - January 2009
                                               Index        Bench1        Bench2
Growth over period                             97.3%        -20.3%        -11.3%

Compounded annual growth                        7.0%         -2.2%         -1.2%

Volatility                                     21.0%         21.1%         21.6%

Sharpe ratio (3.48%)                            0.17      -   0.27      -   0.22
Maximum drawdown                              -42.2%        -45.1%        -50.3%
Start of max drawdown period                Nov-2007      Nov-2007      Aug-2007
End of max drawdown period                  Jan-2009      Jan-2009      Dec-1899
Average monthly growth                          0.7%         -0.1%          0.0%
Best monthly return                            16.1%          9.8%         10.4%
Worst monthly return                          -18.5%        -16.8%        -17.1%
% of months with gains                         57.0%         56.2%         57.0%
12 Month Correlation versus:
S&P 500 (TR) Index                              0.97          1.00          0.99
S&P 500/Citigroup Value Index (TR)              0.93          0.99          1.00

   Index Facts
   Bloomberg ticker                                                    CROCI
   Benchmark 1                                            S&P 500 (TR) Index
   Bloomberg ticker of Benchmark 1                                    SPTR Index
   Benchmark 2                                 S&P 500/Citigroup Value Index(TR)
   Bloomberg ticker of Benchmark 2                                 SPTRSVX Index
   Index sponsor                                                   Deutsche Bank
   Number of stocks                                                           40
   Stocks weighting                                                        Equal
   Rebalancing frequency                                                 Monthly
   Index Currency                                                            USD

The Deutsche Bank CROCI US+ Index was launched on February 02, 2004 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------
 Source: Bloomberg or Deutsche Bank AG/London                                  6

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                                                              REUTERS: .DBEEERET
                                                             BLOOMBERG: DBEEERET
--------------------------------------------------------------------------------
Deutsche Bank CROCI US Plus II Index
--------------------------------------------------------------------------------
 Index Description
--------------------------------------------------------------------------------
The CROCI US Plus II Index is a basket of 40 equally weighted US stocks selected monthly for their attractive valuation, defined as the cheapest trailing Economic P/E. Economic P/E is calculated from the DB proprietary CROCI methodology. The CROCI US Plus II Index rebalances on a different day than the
CROCI US+ Index.

 Annual Returns

                               [GRAPHIC OMITTED]

12 Months Volatlity

                               [GRAPHIC OMITTED]

Cumulative Excess Index vs S&P 500 (TR) Index

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------------
 Monthly Performance
--------------------------------------------------------------------------------------
           1999   2000   2001   2002   2003   2004   2005   2006   2007    2008   2009
 Jan       1.0%  -4.8%   2.3%  -1.3%  -2.0%   0.8%  -2.1%   3.3%   2.5%   -6.4%  -4.1%
 Feb      -2.6%  -7.8%   0.5%   0.6%  -1.4%   3.8%   6.5%  -0.3%  -0.8%    0.3%
 Mar       3.1%  11.2%  -2.0%   5.5%   0.4%   0.4%  -1.2%   1.7%   1.6%   -2.1%
 Apr      16.1%   6.6%   6.8%  -0.9%   6.0%  -0.2%  -2.2%   0.7%   5.5%    4.5%
 May       2.9%   4.4%   1.7%  -0.3%   9.0%  -0.6%   3.4%  -3.1%   5.2%    3.4%
 Jun       2.2%  -5.4%  -2.5%  -6.9%   3.2%   3.3%   2.6%   1.0%  -1.7%   -7.1%
 Jul      -2.9%  -0.2%   0.0%  -6.3%   0.4%  -2.0%   5.7%   1.1%  -2.9%   -3.5%
 Aug      -2.6%   7.6%  -0.9%  -1.2%   3.4%  -0.4%  -1.2%   0.4%   0.5%    4.3%
 Sep      -5.1%   0.3%  -9.0% -10.2%  -1.6%   4.3%  -0.5%   2.1%   2.4%  -10.0%
 Oct       0.8%   7.4%   3.1%   7.4%   5.4%   2.5%  -3.0%   4.5%   3.3%  -16.7%
 Nov      -0.8%  -0.9%   7.4%   6.5%   3.0%   5.6%   3.0%   3.7%  -3.1%   -5.2%
 Dec       0.3%   7.3%   3.6%  -4.1%   6.9%   3.3%   0.8%  -1.2%  -0.3%    4.0%
--------------------------------------------------------------------------------------
 Year     11.6%  26.5%  10.6% -12.0%  37.2%  22.5%  12.0%  14.5%  12.6%  -31.4%  -4.1%
--------------------------------------------------------------------------------------

Annual Return

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through January 2009
--------------------------------------------------------------------------------
                                                                                                           Annualised
                                                                                        ----------------------------------------------
                                                    1 Month   3 Months     6 Months        YTD    1 year   3 years   5 years  10 years
CROCI US Plus II Index                                -4.1%      -5.5%       -26.1%      -4.1%    -29.7%     -6.3%      2.9%      8.0%
S&P 500 (TR) Index                                    -8.4%     -14.1%       -33.9%      -8.4%    -38.6%    -11.8%     -4.2%     -2.6%
S&P 500/Citigroup Value Index (TR)                   -12.2%     -19.3%       -37.3%     -12.2%    -44.7%    -13.9%     -4.6%     -1.4%
Excess Return vs S&P 500 (TR) Index                    4.3%       8.6%         7.9%       4.3%      8.9%      5.5%      7.2%     10.7%
Excess Return vs S&P 500/Citigroup Value Index (TR)    8.0%      13.8%        11.2%       8.0%     15.0%      7.6%      7.5%      9.4%

------------------------------------------------------------------------------------
Performance Analysis  January 1999 - January 2009
------------------------------------------------------------------------------------
                                                   Index        Bench1        Bench2
Growth over period                                119.3%        -20.3%        -11.3%
Compounded annual growth                            8.1%         -2.2%         -1.2%
Volatility                                         20.9%         21.1%         21.6%
Sharpe ratio (3.48%)                                0.22  -       0.27  -       0.22
Maximum drawdown                                  -36.4%        -45.1%        -50.3%
Start of max drawdown period                    Nov-2007      Nov-2007      Nov-2005
End of max drawdown period                      Jan-2009      Jan-2009      Jan-2009
Average monthly growth                              0.8%         -0.1%          0.0%
Best monthly return                                16.1%          9.8%         10.4%
Worst monthly return                              -16.7%        -16.8%        -17.1%
% of months with gains                             57.9%         56.2%         57.0%
12 Month Correlation versus:
S&P 500 (TR) Index                                  0.97          1.00          0.99
S&P 500/Citigroup Value Index (TR)                  0.93          0.99          1.00

--------------------------------------------------------------------------------
Index Facts
--------------------------------------------------------------------------------
Bloomberg ticker                                                        DBUSCPII
Benchmark 1                                                   S&P 500 (TR) Index
Bloomberg ticker of Benchmark 1                                       SPTR Index
Benchmark 2                                   S&P 500/Citigroup Value Index (TR)
Bloomberg ticker of Benchmark 2                                    SPTRSVX Index
Index sponsor                                                      Deutsche Bank
Number of stocks                                                              40
Stocks weighting                                                           Equal
Rebalancing frequency                                                    Monthly
Index Currency                                                               USD

The Deutsche Bank CROCI US Plus II Index was launched on February 20, 2007 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                   7

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                                                              REUTERS: .DBEEERET
                                                             BLOOMBERG: DBEEERET
--------------------------------------------------------------------------------
 Deutsche Bank CROCI Euro+ Index
--------------------------------------------------------------------------------
 Index Description
--------------------------------------------------------------------------------
The CROCI Euro+ Index is a basket of 30 equally weighted Euroland stocks selected monthly for their attractive valuation, defined as the cheapest trailing Economic P/E. Economic P/E is calculated from the DB proprietary CROCI methodology.

Annual Returns

                               [GRAPHIC OMITTED]

12 Months Volatlity

                               [GRAPHIC OMITTED]

Cumulative Excess Index vs EuroSTOXX 50 (TR) Index

                               [GRAPHIC OMITTED]

-------------------------------------------------------------------------------------
          1999   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009

-------------------------------------------------------------------------------------
Jan       5.9% -10.8%   1.6%   0.4%  -4.8%   3.8%   4.1%   5.4%   1.7% -12.8%  -6.1%
Feb       0.9%   1.9%   0.1%   2.4%  -7.9%   1.8%   4.0%   1.9%  -1.0%  -0.7%
Mar      -0.2%   6.7%  -3.0%   5.1%  -5.8%  -1.9%  -0.4%   4.2%   4.4%  -2.5%
Apr       9.5%   1.1%   7.1%  -1.7%  15.6%   3.5%  -4.1%   1.6%   5.1%   7.0%
May      -2.5%   0.4%   1.7%  -0.3%   5.0%   0.5%   6.0%  -4.7%   5.9%   3.6%

Jun       3.9%  -0.5%  -1.5%  -6.8%   3.9%   2.4%   3.0%  -0.6%   0.7% -12.6%
Jul      -1.2%   5.2%  -1.5% -10.3%   3.9%  -0.8%   4.4%   3.0%  -3.6%  -2.4%
Aug       4.2%   1.9%  -4.9%   2.2%   4.7%  -0.1%  -1.6%  -0.4%   0.3%   2.4%
Sep      -4.3%  -2.2% -12.6% -16.7%  -5.8%   2.0%   2.6%   1.4%   2.0% -13.7%
Oct       1.9%   7.7%   5.7%  10.3%   5.5%   0.6%  -3.7%   1.9%   2.6% -14.4%

Nov       4.6%  -0.7%   7.7%   7.8%   3.5%   2.8%   4.3%   1.3%  -2.6%  -6.6%
Dec      11.4%   1.7%   2.7% -10.1%   3.5%   1.8%   4.5%   4.4%  -0.1%   5.3%
-------------------------------------------------------------------------------------
Year     38.2%  11.5%   1.2% -19.3%  20.7%  17.5%  24.8%  20.7%  16.0% -40.7%  -6.1%
-------------------------------------------------------------------------------------

Annual Return

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through January 2009
--------------------------------------------------------------------------------
                                                                                                        Annualised
                                                                                    ------------------------------------------------
                                                    1 Month   3 Months   6 Months    YTD     1 year    3 years    5 years   10 years
CROCI Euro+ Index                                     -6.1%      -7.7%   -30.1%     -6.1%    -36.1%      -9.5%       2.0%       5.1%
EuroSTOXX 50 (TR) Index                               -8.4%     -13.1%   -32.9%     -8.4%    -38.9%     -12.9%      -2.1%      -2.4%
MSCI Daily TR Net EMU Index (EUR)                     -6.5%     -12.5%   -34.2%     -6.5%    -40.9%     -13.4%      -1.5%        N/A
Excess Return vs EuroSTOXX 50 (TR) Index               2.3%       5.4%     2.8%      2.3%      2.8%       3.4%       4.0%       7.5%
Excess Return vs MSCI Daily TR Net EMU Index (EUR)     0.4%       4.9%     4.1%      0.4%      4.8%       3.8%       3.5%        N/A
Performance Analysis  January 1999 - January 2009

                                                   Index        Bench1          Bench2
Growth over period                                 73.9%        -17.1%          -45.3%
Compounded annual growth                            5.6%         -1.8%           -6.8%
Volatility                                         20.8%         24.5%           23.1%
Sharpe ratio (3.2%)                                 0.12  -       0.21  -         0.43
Maximum drawdown                                  -45.8%        -59.9%          -50.9%
Start of max drawdown period                    Nov-2007      May-2000        Dec-2004
End of max drawdown period                      Jan-2009      Jan-2009        Feb-2008
Average monthly growth                              0.6%          0.0%           -0.4%
Best monthly return                                15.6%         14.7%           13.5%
Worst monthly return                              -16.7%        -18.6%          -17.5%
% of months with gains                             62.0%         55.4%           53.9%
12 Month Correlation versus:
EuroSTOXX 50 (TR) Index                             0.95          1.00            0.98
MSCI Daily TR Net EMU Index (EUR)                   0.94          0.98            1.00

Index Facts
Bloomberg ticker                                                           CRCEU
Benchmark 1                                              EuroSTOXX 50 (TR) Index
Bloomberg ticker of Benchmark 1                                       SX5T Index
Benchmark 2                                    MSCI Daily TR Net EMU Index (EUR)
Bloomberg ticker of Benchmark 2                                    NDDUEMU Index
Index sponsor                                                      Deutsche Bank
Number of stocks                                                              30
Stocks weighting                                                           Equal
Rebalancing frequency                                                    Monthly
Index Currency                                                               EUR

The Deutsche Bank CROCI Euro+ Index was launched on February 02, 2004 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                   8

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                                                              REUTERS: .DBEEERET
                                                             BLOOMBERG: DBEEERET
--------------------------------------------------------------------------------
Deutsche Bank CROCI Euro II Index
--------------------------------------------------------------------------------
 Index Description
--------------------------------------------------------------------------------
The CROCI Euro II Index is a basket of 30 equally weighted Euroland stocks selected monthly for their attractive valuation, defined as the cheapest trailing Economic P/E. Economic P/E is calculated from the DB proprietary CROCI methodology. The CROCI Euro II Index rebalances on a different day than the
CROCI Euro+ Index.

Annual Returns

                               [GRAPHIC OMITTED]

12 Months Volatlity

                               [GRAPHIC OMITTED]

Cumulative Excess Index vs EuroSTOXX 50 (TR) Index

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
Monthly Performance
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
          1999   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009
-------------------------------------------------------------------------------------
Jan       5.9% -10.8%   1.6%   0.4%  -4.8%   3.8%   4.1%   5.4%   1.7% -12.5%  -5.0%
Feb       0.9%   1.9%   0.1%   2.4%  -7.9%   1.8%   4.0%   1.9%  -1.0%  -0.3%

Mar      -0.2%   6.7%  -3.0%   5.1%  -5.8%  -1.9%  -0.4%   4.2%   4.2%  -2.6%
Apr       9.5%   1.1%   7.1%  -1.7%  15.6%   3.5%  -4.1%   1.6%   5.6%   8.2%

May      -2.5%   0.4%   1.7%  -0.3%   5.0%   0.5%   6.0%  -4.6%   6.1%   3.8%

Jun       3.9%  -0.5%  -1.5%  -6.8%   3.9%   2.4%   3.0%  -0.7%   0.7% -12.1%

Jul      -1.2%   5.2%  -1.5% -10.3%   3.9%  -0.8%   4.4%   0.4%  -3.2%  -1.3%

Aug       4.2%   1.9%  -4.9%   2.2%   4.7%  -0.1%  -1.6%   2.1%   0.0%   2.5%
Sep      -4.3%  -2.2% -12.6% -16.7%  -5.8%   2.0%   2.6%   1.4%   2.0% -14.3%

Oct       1.9%   7.7%   5.7%  10.3%   5.5%   0.6%  -3.7%   1.9%   2.5% -15.2%

Nov       4.6%  -0.7%   7.7%   7.8%   3.5%   2.8%   4.3%   1.3%  -2.3%  -6.0%
Dec      11.4%   1.7%   2.7% -10.1%   3.5%   1.8%   4.5%   4.4%   0.4%   5.2%
-------------------------------------------------------------------------------------
Year     38.2%  11.5%   1.2% -19.3%  20.7%  17.5%  24.8%  20.7%  17.6% -38.9%  -5.0%
-------------------------------------------------------------------------------------

Annual Return

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through January 2009
--------------------------------------------------------------------------------
                                                                                                     Annualised
                                                                                   ------------------------------------------------
                                               1 Month    3 Months    6 Months       YTD     1 year    3 years   5 years   10 years
CROCI Euro II Index                              -5.0%       -6.0%      -29.9%     -5.0%     -33.7%      -7.9%      3.1%       5.6%
EuroSTOXX 50 (TR) Index                          -8.4%      -13.1%      -32.9%     -8.4%     -38.9%     -12.9%     -2.1%      -2.4%
MSCI Daily TR Net EMU Index (EUR)                -6.5%      -12.5%      -34.2%     -6.5%     -40.9%     -13.4%     -1.5%        N/A
Excess Return vs EuroSTOXX 50 (TR) Index          3.4%        7.1%        3.0%      3.4%       5.2%       5.0%      5.1%       8.1%
Excess Return vs MSCI Daily TR Net EMU
  Index (EUR)                                     1.5%        6.5%        4.3%      1.5%       7.2%       5.5%      4.6%        N/A

--------------------------------------------------------------------------------
Performance Analysis  January 1999 - January 2009
--------------------------------------------------------------------------------
                                               Index        Bench1        Bench2
Growth over period                             83.5%        -17.1%        -45.3%
Compounded annual growth                        6.2%         -1.8%         -6.8%
Volatility                                     20.8%         24.5%         23.1%
Sharpe ratio (3.2%)                             0.14  -       0.21  -       0.43
Maximum drawdown                              -43.1%        -59.9%        -50.9%
Start of max drawdown period                Nov-2007      May-2000      Dec-2004
End of max drawdown period                  Jan-2009      Jan-2009      Feb-2008
Average monthly growth                          0.7%          0.0%         -0.4%
Best monthly return                            15.6%         14.7%         13.5%
Worst monthly return                          -16.7%        -18.6%        -17.5%
% of months with gains                         63.6%         55.4%         53.9%
12 Month Correlation versus:
EuroSTOXX 50 (TR) Index                         0.95          1.00          0.98
MSCI Daily TR Net EMU Index (EUR)               0.95          0.98          1.00
--------------------------------------------------------------------------------
Index Facts
--------------------------------------------------------------------------------
Bloomberg ticker                                                        DBEECRII
Benchmark 1                                              EuroSTOXX 50 (TR) Index
Bloomberg ticker of Benchmark 1                                       SX5T Index
Benchmark 2                                    MSCI Daily TR Net EMU Index (EUR)
Bloomberg ticker of Benchmark 2                                    NDDUEMU Index
Index sponsor                                                      Deutsche Bank
Number of stocks                                                              30
Stocks weighting                                                           Equal
Rebalancing frequency                                                    Monthly
Index Currency                                                               EUR

The Deutsche Bank CROCI Euro II Index was launched on February 20, 2007 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                   9

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                                                              REUTERS: .DBEEERET
                                                             BLOOMBERG: DBEEERET
--------------------------------------------------------------------------------
Deutsche Bank CROCI Japan+ Index
--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
The CROCI Japan+ Index is a basket of 30 equally weighted Japanese stocks selected monthly for their attractive valuation, defined as the cheapest trailing Economic P/E. Economic P/E is calculated from the DB proprietary CROCI methodology.

Annual Returns

                               [GRAPHIC OMITTED]

12 Months Volatlity

                               [GRAPHIC OMITTED]

Cumulative Excess Index vs TOPIX W/Dividend TOPIX 100 (TR) Index

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
Monthly Performance
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
          1999   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009

-------------------------------------------------------------------------------------
Jan       2.8%   4.2%   2.8%  -5.8%  -3.7%   2.3%  -1.8%   4.7%   1.5% -11.8%  -4.2%
Feb      -0.6%  -1.2%  -6.7%   5.2%  -1.9%   3.9%   3.3%  -1.2%   1.1%  -0.7%
Mar      10.1%   7.1%   5.9%   2.2%  -2.3%   3.0%  -0.9%   4.3%  -0.8% -11.5%
Apr       4.1%   5.0%   5.1%   4.6%  -2.2%   1.4%  -2.8%   2.4%  -0.5%  12.0%
May       1.9%   0.7%  -1.5%   1.9%   5.8%  -2.8%   2.4%  -6.0%   3.1%   5.4%

Jun       8.8%   5.8%  -0.6%  -8.1%   5.6%   4.1%   1.6%  -0.5%   3.0%  -7.1%
Jul       3.4%  -6.0%  -5.5%  -7.1%   3.7%  -2.1%   1.8%   0.3%  -4.2%  -3.6%
Aug      -1.9%  -2.0% -11.6%  -0.4%   4.3%  -2.4%   3.6%   5.9%  -2.4%   0.1%
Sep       0.0%  -1.8%  -5.4%  -2.8%  -0.1%  -1.5%  12.0%  -0.2%   1.7% -15.5%
Oct      -1.4%  -2.5%   7.8%  -2.9%   0.6%  -1.2%  -1.5%   2.2%  -1.7% -21.7%

Nov       0.1%   0.9%   5.2%   6.0%  -0.7%  -0.3%   7.9%  -0.3%  -5.0% -10.0%
Dec       5.3%  -2.8%   3.4%  -4.6%   4.0%   5.2%   3.3%   7.0%  -1.0%   1.4%

-------------------------------------------------------------------------------------
Year     37.0%   6.8%  -3.2% -12.3%  13.2%   9.6%  31.9%  19.5%  -5.6% -50.5%  -4.2%
-------------------------------------------------------------------------------------

Annual Return

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through January 2009
--------------------------------------------------------------------------------
                                                                                                          Annualised
                                                                                       ---------------------------------------------
                                                    1 Month   3 Months     6 Months    YTD     1 year   3 years   5 years   10 years
CROCI Japan+ Index                                    -4.2%     -12.6%     -42.1%     -4.2%    -46.2%    -20.0%     -5.4%       0.6%
TOPIX W/Dividend TOPIX 100 (TR) Index                 -7.5%     -11.4%     -42.1%     -7.5%    -43.1%    -21.5%     -5.5%      -4.0%
MSCI Daily TR Net Japan USD Index                     -7.7%      -8.9%     -39.8%     -7.7%    -41.6%    -21.1%     -4.0%      -2.8%
Excess Return vs TOPIX W/Dividend TOPIX 100 (TR)
  Index                                                3.3%      -1.2%       0.0%      3.3%     -3.1%      1.5%      0.1%       4.6%
Excess Return vs MSCI Daily TR Net Japan USD Index     3.5%      -3.7%      -2.3%      3.5%     -4.6%      1.0%     -1.4%       3.4%

--------------------------------------------------------------------------------
Performance Analysis  January 1999 - January 2009
--------------------------------------------------------------------------------

                                             Index        Bench1          Bench2
Growth over period                            8.9%        -30.4%          -22.7%
Compounded annual growth                      0.8%         -3.5%           -2.5%
Volatility                                   23.7%         24.5%           23.3%
Sharpe ratio (0.2%)                           0.03  -       0.15  -         0.12
Maximum drawdown                            -58.4%        -61.0%          -55.2%
Start of max drawdown period              Jul-2007      Jan-2000        Sep-2007
End of max drawdown period                Jan-2009      Jan-2009        Dec-1899
Average monthly growth                        0.2%         -0.1%           -0.1%
Best monthly return                          12.0%         14.9%           13.6%
Worst monthly return                        -21.7%        -21.4%          -21.2%
% of months with gains                       51.2%         52.1%           52.1%
12 Month Correlation versus:
TOPIX W/Dividend TOPIX 100 (TR) Index         0.96          1.00            0.98
MSCI Daily TR Net Japan USD Index             0.95          0.98            1.00

-------------------------------------------------------------------------------
Index Facts
-------------------------------------------------------------------------------
Bloomberg ticker                                                         CRCJP
Benchmark 1                              TOPIX W/Dividend TOPIX 100 (TR) Index
Bloomberg ticker of Benchmark 1                                  TPXD100 Index
Benchmark 2                                  MSCI Daily TR Net Japan USD Index
Bloomberg ticker of Benchmark 2                                   NDDUJN Index
Index sponsor                                                    Deutsche Bank
Number of stocks                                                            30
Stocks weighting                                                         Equal
Rebalancing frequency                                                  Monthly
Index Currency                                                             JPY

The Deutsche Bank CROCI Japan+ Index was launched on February 02, 2004 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                  10

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                                                              REUTERS: .DBEEERET
                                                             BLOOMBERG: DBEEERET
--------------------------------------------------------------------------------
Deutsche Bank CROCI Japan II Index
--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
The CROCI Japan II Index is a basket of 30 equally weighted Japanese stocks selected monthly for their attractive valuation, defined as the cheapest trailing Economic P/E. Economic P/E is calculated from the DB proprietary CROCI methodology. The CROCI Japan II Index rebalances on a different day than the
CROCI Japan+ Index.

Annual Returns

                               [GRAPHIC OMITTED]

12 Months Volatlity

                               [GRAPHIC OMITTED]

Cumulative Excess Index vs TOPIX W/Dividend TOPIX 100 (TR) Index

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
Monthly Performance
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
          1999   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009

-------------------------------------------------------------------------------------
Jan       2.8%   4.2%   2.8%  -5.8%  -3.7%   2.3%  -1.8%   4.7%   1.5% -11.9%  -3.1%
Feb      -0.6%  -1.2%  -6.7%   5.2%  -1.9%   3.9%   3.3%  -1.2%   0.7%  -0.2%
Mar      10.1%   7.1%   5.9%   2.2%  -2.3%   3.0%  -0.9%   4.3%  -0.7% -10.6%
Apr       4.1%   5.0%   5.1%   4.6%  -2.2%   1.4%  -2.8%   2.4%  -0.5%  12.5%
May       1.9%   0.7%  -1.5%   1.9%   5.8%  -2.8%   2.4%  -6.0%   3.4%   6.2%

Jun       8.8%   5.8%  -0.6%  -8.1%   5.6%   4.1%   1.6%  -0.5%   3.1%  -7.1%
Jul       3.4%  -6.0%  -5.5%  -7.1%   3.7%  -2.1%   1.8%   0.3%  -4.3%  -3.4%
Aug      -1.9%  -2.0% -11.6%  -0.4%   4.3%  -2.4%   3.6%   5.9%  -3.0%  -0.8%
Sep       0.0%  -1.8%  -5.4%  -2.8%  -0.1%  -1.5%  12.0%  -0.2%   2.1% -15.2%
Oct      -1.4%  -2.5%   7.8%  -2.9%   0.6%  -1.2%  -1.5%   2.2%  -1.7% -22.5%

Nov       0.1%   0.9%   5.2%   6.0%  -0.7%  -0.3%   7.9%  -0.3%  -4.3%  -8.7%
Dec       5.3%  -2.8%   3.4%  -4.6%   4.0%   5.2%   3.3%   7.0%  -0.7%   1.6%

-------------------------------------------------------------------------------------
Year     37.0%   6.8%  -3.2% -12.3%  13.2%   9.6%  31.9%  19.5%  -4.8% -49.1%  -3.1%
-------------------------------------------------------------------------------------

Annual Return

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through January 2009
--------------------------------------------------------------------------------

Annual Return

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through January 2009
--------------------------------------------------------------------------------
                                                                                                          Annualised
                                                                                      ----------------------------------------------
                                                    1 Month  3 Months   6 Months        YTD    1 year    3 years   5 years  10 years
CROCI Japan II Index                                  -3.1%    -10.1%     -41.4%      -3.1%    -44.0%     -18.8%     -4.5%      1.0%
TOPIX W/Dividend TOPIX 100 (TR) Index                 -7.5%    -11.4%     -42.1%      -7.5%    -43.1%     -21.5%     -5.5%     -4.0%
MSCI Daily TR Net Japan USD Index                     -7.7%     -8.9%     -39.8%      -7.7%    -41.6%     -21.1%     -4.0%     -2.8%
Excess Return vs TOPIX W/Dividend TOPIX 100
  (TR) Index                                           4.4%      1.3%       0.7%       4.4%     -0.9%       2.7%      0.9%      5.0%
Excess Return vs MSCI Daily TR Net Japan USD Index     4.6%     -1.2%      -1.6%       4.6%     -2.4%       2.3%     -0.5%      3.9%

--------------------------------------------------------------------------------
Performance Analysis  January 1999 - January 2009
--------------------------------------------------------------------------------
                                               Index        Bench1        Bench2
Growth over period                             14.1%        -30.4%        -22.7%
Compounded annual growth                        1.3%         -3.5%         -2.5%
Volatility                                     23.7%         24.5%         23.3%
Sharpe ratio (0.2%)                             0.05         -0.15         -0.12
Maximum drawdown                              -56.4%        -61.0%        -55.2%
Start of max drawdown period                Jul-2007      Jan-2000      Dec-1899
End of max drawdown period                  Jan-2009      Jan-2009      Dec-1899
Average monthly growth                          0.2%         -0.1%         -0.1%
Best monthly return                            12.5%         14.9%         13.6%
Worst monthly return                          -22.5%        -21.4%        -21.2%
% of months with gains                         50.4%         52.1%         52.1%
12 Month Correlation versus:
TOPIX W/Dividend TOPIX 100 (TR) Index           0.97          1.00          0.98
MSCI Daily TR Net Japan USD Index               0.96          0.98          1.00

--------------------------------------------------------------------------------
Index Facts
--------------------------------------------------------------------------------
Bloomberg ticker                                                        DBAPCRII
Benchmark 1                                TOPIX W/Dividend TOPIX 100 (TR) Index
Bloomberg ticker of Benchmark 1                                    TPXD100 Index
Benchmark 2                                    MSCI Daily TR Net Japan USD Index
Bloomberg ticker of Benchmark 2                                     NDDUJN Index
Index sponsor                                                      Deutsche Bank
Number of stocks                                                              30
Stocks weighting                                                           Equal
Rebalancing frequency                                                    Monthly
Index Currency                                                               JPY

The Deutsche Bank CROCI Japan II Index was launched on February 20, 2007 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                  11

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>

                                                              REUTERS: .DBEEERET
                                                             BLOOMBERG: DBEEERET
--------------------------------------------------------------------------------
Deutsche Bank US Growth Total Return Index
--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------

The US Growth Total Return Index intends to reflect the equal-weighted total return performance of thirty US growth stocks based on trailing 12 month earnings momentum and selected from the largest 251 stocks in the S&P 500 Index on a quarterly basis.

Annual Returns

                               [GRAPHIC OMITTED]

12 Months Volatlity

                               [GRAPHIC OMITTED]

Cumulative Excess Index vs S&P 500/Citigroup Growth TR Index

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
Monthly Performance
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
          1999   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009

-------------------------------------------------------------------------------------
Jan       7.8%  -7.1%   2.5%  -1.7%  -1.7%   0.1%  -2.2%   9.4%   1.2% -10.7%  -3.7%
Feb      -4.3%  10.8%  -6.6%  -2.9%  -1.5%   3.4%   5.7%  -4.9%  -0.9%  -1.6%
Mar       3.9%  11.5%  -3.7%   7.0%  -0.4%   0.4%  -0.6%   2.5%   2.8%  -1.2%
Apr       5.6%  -1.3%   9.9%  -1.3%   9.3%  -2.3%  -3.2%   1.4%   6.0%   7.8%
May      -3.3%  -1.7%  -2.5%  -1.1%   8.1%   1.2%   3.3%  -3.4%   3.5%   4.5%

Jun       3.2%  -1.3%  -4.0%  -5.4%   0.1%   4.5%   3.2%   2.2%  -1.5%  -5.7%
Jul      -3.5%  -7.3%  -1.5%  -9.2%   4.4%  -5.6%   5.0%  -0.4%  -2.9%  -7.8%
Aug      -4.1%  10.6%  -5.5%  -0.6%   3.4%  -1.1%   2.1%   0.1%   0.6%  -1.9%
Sep      -1.4% -10.7%  -8.1%  -9.2%  -1.9%   4.4%   2.8%   1.4%   3.4% -11.9%
Oct       9.2%  -0.3%   3.6%   0.4%   7.7%   2.0%  -2.6%   2.9%   2.8% -20.3%

Nov       4.0%  -9.0%   5.6%   3.7%   3.4%   6.1%   3.2%   1.7%  -2.7%  -9.0%
Dec       9.8%   7.6%   2.6%  -3.7%   5.8%   3.5%   1.8%  -1.8%  -1.3%  -0.5%
-------------------------------------------------------------------------------------
Year     28.7%  -1.8%  -8.8% -22.5%  42.4%  17.3%  19.5%  11.1%  11.0% -46.9%  -3.7%

-------------------------------------------------------------------------------------

Annual Return

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through January 2009
--------------------------------------------------------------------------------
                                                                                                        Annualised
                                                                                      ----------------------------------------------
                                                    1 Month   3 Months   6 Months       YTD    1 year   3 years   5 years   10 years
US Growth Total Return Index                          -3.7%     -12.8%     -39.9%     -3.7%    -42.8%    -16.8%     -2.5%       0.4%
S&P 500/Citigroup Growth TR Index                     -4.9%      -9.1%     -30.8%     -4.9%    -32.4%     -9.8%     -4.1%      -4.2%
S&P 500 (TR) Index                                    -8.4%     -14.1%     -33.9%     -8.4%    -38.6%    -11.8%     -4.2%      -2.6%
Excess Return vs S&P 500/Citigroup Growth TR Index     1.2%      -3.7%      -9.1%      1.2%    -10.3%     -7.0%      1.6%       4.6%
Excess Return vs S&P 500 (TR) Index                    4.7%       1.3%      -6.0%      4.7%     -4.1%     -5.0%      1.8%       3.1%

--------------------------------------------------------------------------------
Performance Analysis  January 1999 - January 2009
--------------------------------------------------------------------------------
                                                Index        Bench1       Bench2
Growth over period                              12.4%        -30.7%       -20.3%
Compounded annual growth                         1.2%         -3.6%        -2.2%
Volatility                                      24.3%         22.0%        21.1%
Sharpe ratio (3.48%)                            -0.10         -0.32        -0.27
Maximum drawdown                               -50.9%        -53.4%       -45.1%
Start of max drawdown period                 Nov-2007      Apr-2000     Nov-2007
End of max drawdown period                   Jan-2009      Jan-2009     Jan-2009
Average monthly growth                           0.2%         -0.2%        -0.1%
Best monthly return                             11.5%          9.2%         9.8%
Worst monthly return                           -20.3%        -16.5%       -16.8%
% of months with gains                          50.4%         52.1%        56.2%
12 Month Correlation versus:
S&P 500/Citigroup Growth TR Index                0.97          1.00         0.99
S&P 500 (TR) Index                               0.95          0.99         1.00

--------------------------------------------------------------------------------
Index Facts
--------------------------------------------------------------------------------
Bloomberg ticker                                                      DBUSUSG
Reuters code                                                         .DBEIUSG
Benchmark 1                                 S&P 500/Citigroup Growth TR Index
Bloomberg ticker of Benchmark 1                                 SPTRSGX Index
Benchmark 2                                                S&P 500 (TR) Index
Bloomberg ticker of Benchmark 2                                    SPTR Index
Index sponsor                                                   Deutsche Bank
Number of stocks                                                           30
Stocks weighting                                                        Equal
Rebalancing frequency                                               Quarterly
Index Currency                                                            USD

The Deutsche Bank US Growth Total Return Index was launched on July 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  12

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                                                              REUTERS: .DBEEERET
                                                             BLOOMBERG: DBEEERET
--------------------------------------------------------------------------------
Deutsche Bank US Value Total Return Index
--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
The US Value Total Return Index intends to reflect the equal-weighted total return performance of thirty stocks with the lowest 12 month trailing price-earnings ratio selected from the 251 largest market capitalisation stocks in the S&P 500 Index on a quarterly basis.

Annual Returns

                               [GRAPHIC OMITTED]

12 Months Volatlity

                               [GRAPHIC OMITTED]

Cumulative Excess Index vs S&P 500/Citigroup Growth TR Index

                               [GRAPHIC OMITTED]
--------------------------------------------------------------------------------
Monthly Performance
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
          1999   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009

-------------------------------------------------------------------------------------
Jan       0.4%  -4.9%   6.3%  -1.7%  -2.7%   1.9%  -0.9%   6.6%   0.2%  -1.5%  -5.3%
Feb      -1.1%  -8.5%  -2.5%   0.7%  -3.8%   2.9%   7.4%  -2.0%  -0.8%  -7.2%
Mar       5.2%  16.7%  -1.7%   6.3%  -1.5%  -0.1%  -1.5%   2.4%   2.9%  -3.2%

Apr       6.8%   0.2%   3.9%   0.2%   8.1%  -1.7%  -1.5%   3.5%   4.9%   6.6%
May       2.1%   7.8%   4.0%  -2.4%   8.9%  -1.1%   4.7%  -2.9%   4.9%  -0.4%
Jun       0.3% -10.9%  -2.1%  -3.5%   1.0%   3.5%   4.3%   3.4%  -0.9% -12.9%

Jul      -4.6%   5.8%  -0.4%  -7.5%  -0.2%   0.0%   4.1%   1.8%  -6.8%   0.4%
Aug       0.0%  10.7%  -4.5%   1.5%   2.8%   0.6%   0.3%  -2.2%  -1.7%  -0.2%
Sep      -4.0%   5.8%  -7.4% -15.0%   0.5%   3.6%   2.3%   0.6%   4.3%  -9.0%

Oct      10.4%   4.6%   0.4%   0.0%   5.8%   0.8%  -2.9%   4.7%   1.5% -19.4%
Nov      -5.2%  -2.1%   3.2%   4.4%   1.7%   5.1%   3.4%   3.5%  -7.0%  -6.2%
Dec       1.6%   9.7%   3.6%  -2.5%   5.6%   3.2%  -1.0%   0.1%  -1.0%   6.2%
-------------------------------------------------------------------------------------
Year     11.2%  36.2%   2.0% -19.3%  28.3%  20.0%  19.8%  21.0%  -0.5% -40.1%  -5.3%
-------------------------------------------------------------------------------------
Annual Return

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through January 2009
--------------------------------------------------------------------------------
                                                                                                          Annualised
                                                                                    ------------------------------------------------
                                                1 Month    3 Months    6 Months        YTD    1 year    3 years   5 years   10 years
US Value Total Return Index                       -5.3%       -5.7%      -30.9%      -5.3%    -42.4%     -13.8%     -0.7%       4.6%
S&P 500/Citigroup Value TR Index                 -12.2%      -19.3%      -37.3%     -12.2%    -44.7%     -13.9%     -4.6%      -1.4%
S&P 500 (TR) Index                                -8.4%      -14.1%      -33.9%      -8.4%    -38.6%     -11.8%     -4.2%      -2.6%
Excess Return vs S&P 500/Citigroup Value TR
  Index                                            6.9%       13.6%        6.3%       6.9%      2.3%       0.1%      3.8%       6.0%
Excess Return vs S&P 500 (TR) Index                3.1%        8.4%        3.0%       3.1%     -3.8%      -2.0%      3.5%       7.2%

--------------------------------------------------------------------------------
Performance Analysis  January 1999 - January 2009
--------------------------------------------------------------------------------

                                                Index        Bench1       Bench2
Growth over period                              56.9%        -11.3%       -20.3%
Compounded annual growth                         4.6%         -1.2%        -2.2%
Volatility                                      24.2%         21.6%        21.1%
Sharpe ratio (3.48%)                             0.04         -0.22        -0.27
Maximum drawdown                               -50.2%        -50.3%       -45.1%
Start of max drawdown period                 Jun-2007      Jun-2007     Nov-2007
End of max drawdown period                   Jan-2009      Jan-2009     Jan-2009
Average monthly growth                           0.5%          0.0%        -0.1%
Best monthly return                             16.7%         10.4%         9.8%
Worst monthly return                           -19.4%        -17.1%       -16.8%
% of months with gains                          57.0%         57.0%        56.2%
12 Month Correlation versus:
S&P 500/Citigroup Value TR Index                 0.95          1.00         0.99
S&P 500 (TR) Index                               0.96          0.99         1.00

--------------------------------------------------------------------------------
Index Facts
--------------------------------------------------------------------------------
Bloomberg ticker                                                         DBUSUSV
Reuters code                                                            .DBEIUSV
Benchmark 1                                     S&P 500/Citigroup Value TR Index
Bloomberg ticker of Benchmark 1                                    SPTRSVX Index
Benchmark 2                                                   S&P 500 (TR) Index
Bloomberg ticker of Benchmark 2                                       SPTR Index
Index sponsor                                                      Deutsche Bank
Number of stocks                                                              30
Stocks weighting                                                           Equal
Rebalancing frequency                                                  Quarterly
Index Currency                                                               USD

The Deutsche Bank US Value Total Return Index was launched on July 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                  13

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                                                              REUTERS: .DBEEERET
                                                             BLOOMBERG: DBEEERET
--------------------------------------------------------------------------------
Deutsche Bank Euro Growth Total Return Index
--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
The Euro Growth Total Return Index intends to reflect the equal-weighted total return performance of twenty growth stocks from the Eurozone based on high trailing 12 month earnings momentum and selected from the Dow Jones EURO STOXX
Large Index on a quarterly basis. There is a country constraint so that no more than five shares from the same country will constitute the index.

Annual Returns

                               [GRAPHIC OMITTED]

12 Months Volatlity

                               [GRAPHIC OMITTED]

Cumulative Excess Index vs DJES LC Growth Euro TR Index

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Monthly Performance
-------------------------------------------------------------------------------------
          1999   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009
-------------------------------------------------------------------------------------
Jan       3.1%  -4.8%   8.2%  -1.3%  -7.1%   3.6%   2.0%   3.9%   2.6% -10.0%  -7.3%
Feb      -1.1%  10.1% -10.5%  -2.8%  -2.5%   1.5%   2.6%   2.0%  -1.3%  -2.0%
Mar       2.0%   3.9%  -2.6%   7.2%  -5.7%  -2.8%  -0.1%   5.1%   4.4%  -2.7%
Apr       3.8%   3.4%  10.3%   1.1%  16.1%   1.4%  -4.5%   0.1%   4.5%   3.6%
May      -5.7%   1.1%  -5.0%  -1.4%   0.3%   0.3%   4.4%  -5.2%   5.5%   0.5%
Jun       4.9%   1.8%  -6.0%  -6.2%   3.3%   3.7%   3.1%   0.5%  -1.5% -13.6%
Jul      -3.1%   1.2%  -3.8% -10.0%   2.6%  -3.2%   4.3%   1.3%  -2.6%   2.4%
Aug       2.9%   2.9%  -9.4%   2.6%   4.4%  -0.4%  -1.5%   2.2%   1.0%  -0.4%
Sep      -2.4%  -5.5% -18.0% -12.9%  -6.5%   2.1%   4.5%   3.2%   3.2%  -8.6%
Oct       2.2%   2.4%   8.7%   6.5%   9.3%   4.1%  -2.8%   4.4%   2.2%  -6.8%
Nov      10.7%  -7.7%   9.2%   2.4%   0.8%   3.0%   4.6%   0.1%  -5.2% -10.5%
Dec      17.8%  -2.4%   3.4%  -6.8%   1.0%   3.1%   4.1%   4.6%  -3.9%   0.9%
-------------------------------------------------------------------------------------
Year     38.4%   5.0% -18.7% -21.5%  14.5%  17.5%  22.1%  24.1%   8.5% -39.4%  -7.3%
-------------------------------------------------------------------------------------
Annual Return

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through January 2009
--------------------------------------------------------------------------------

                                                                                                         Annualised
                                                                                   -------------------------------------------------
                                                1 Month   3 Months     6 Months     YTD      1 year    3 years    5 years   10 years
Euro Growth Total Return Index                    -7.3%     -16.2%     -28.9%      -7.3%     -37.6%     -10.0%       0.9%       1.1%
DJES LC Growth Euro TR Index                      -6.7%     -12.1%     -31.3%      -6.7%     -38.9%     -12.2%      -3.8%      -4.0%
DJES Large Euro TR Index                          -7.9%     -13.2%     -34.1%      -7.9%     -41.1%     -13.4%      -2.1%        N/A
Excess Return vs DJES LC Growth Euro TR Index     -0.5%      -4.1%       2.5%      -0.5%       1.3%       2.2%       4.7%       5.1%
Excess Return vs DJES Large Euro TR Index          0.7%      -3.0%       5.2%       0.7%       3.5%       3.4%       3.1%        N/A

--------------------------------------------------------------------------------
Performance Analysis  January 1999 - January 2009
--------------------------------------------------------------------------------
                                             Index        Bench1          Bench2
Growth over period                           15.4%        -29.0%          -29.6%
Compounded annual growth                      1.4%         -3.3%           -3.7%
Volatility                                   21.7%         24.0%           23.7%
Sharpe ratio (3.2%)                          -0.08         -0.27           -0.29
Maximum drawdown                            -52.5%        -64.5%          -57.4%
Start of max drawdown period              Sep-2000      Mar-2000        Apr-1999
End of max drawdown period                Mar-2006      Jan-2009        Apr-2007
Average monthly growth                        0.3%         -0.1%           -0.2%
Best monthly return                          17.8%         17.3%           14.6%
Worst monthly return                        -18.0%        -16.7%          -18.4%
% of months with gains                       60.3%         50.4%           52.3%
12 Month Correlation versus:
DJES LC Growth Euro TR Index                  0.96          1.00            0.94
DJES Large Euro TR Index                      0.86          0.94            1.00

--------------------------------------------------------------------------------
Index Facts
--------------------------------------------------------------------------------
Bloomberg ticker                                                        DBEEEUGR
Reuters code                                                           .DBEIEUGR
Benchmark 1                                         DJES LC Growth Euro TR Index
Bloomberg ticker of Benchmark 1                                       SLGT Index
Benchmark 2                                             DJES Large Euro TR Index
Bloomberg ticker of Benchmark 2                                       LCXT Index
Index sponsor                                                      Deutsche Bank
Number of stocks                                                              20
Stocks weighting                                                           Equal
Rebalancing frequency                                                  Quarterly
Index Currency                                                               EUR

The Deutsche Bank Euro Growth Total Return Index was launched on July 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                  14

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>

                                                              REUTERS: .DBEEERET
                                                             BLOOMBERG: DBEEERET
--------------------------------------------------------------------------------
Deutsche Bank Euro Value Total Return Index
--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
The Euro Value Total Return Index intends to reflect the equal-weighted total return performance of twenty shares from the Eurozone based on high trailing 12 month dividend yield and selected from the Dow Jones EURO STOXX Large Index on a quarterly basis. There is a country constraint so that no more than five shares from the same country will constitute the Index.

Annual Returns

                               [GRAPHIC OMITTED]

12 Months Volatlity

                               [GRAPHIC OMITTED]

Cumulative Excess Index vs DJES LC Growth Euro TR Index

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Monthly Performance
-------------------------------------------------------------------------------------
          1999   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009

-------------------------------------------------------------------------------------
Jan       3.7% -12.0%   5.1%   0.7%  -5.7%   1.8%   2.3%   2.7%   2.1%  -9.2% -11.4%
Feb       2.4%   4.5%  -4.5%   0.0% -10.8%   2.3%   2.6%   4.4%  -1.8%  -3.9%
Mar       0.1%   7.1%  -3.3%   6.9%  -6.2%  -2.5%  -0.5%   3.7%   2.5%  -3.0%
Apr       7.2%   1.6%   5.3%  -1.1%  21.1%   3.6%  -3.9%  -0.6%   5.9%   7.6%
May      -2.4%   1.1%  -2.3%  -2.9%   5.3%  -0.6%   3.6%  -4.5%   2.9%  -2.5%
Jun       3.2%   3.4%  -3.4%  -6.7%   7.5%   3.0%   3.9%   0.5%  -2.3% -15.6%
Jul      -3.6%   3.5%  -2.7% -15.0%   5.8%  -1.7%   3.9%   1.4%  -3.2%  -0.6%
Aug       4.2%   2.7%  -4.6%   3.5%   3.0%  -0.5%  -0.1%   4.1%   0.1%   3.7%
Sep      -4.2%  -1.2% -11.9% -21.2%  -4.5%   1.9%   4.6%   1.7%   1.0% -10.6%
Oct       4.1%   6.7%   5.3%  11.4%   4.2%   3.0%  -2.6%   4.7%   2.2% -20.8%
Nov       4.6%  -2.8%   6.0%  12.1%   2.0%   3.6%   3.8%  -0.1%  -2.4%  -6.4%
Dec      13.2%  -0.3%   2.5% -10.0%   4.7%   3.7%   3.1%   4.0%  -1.4%   2.5%
-------------------------------------------------------------------------------------
Year     36.4%  13.5%  -9.6% -24.9%  25.2%  18.9%  22.3%  23.8%   5.4% -47.6% -11.4%
-------------------------------------------------------------------------------------

Annual Return

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through January 2009
--------------------------------------------------------------------------------                        Annualised
                                                                                  --------------------------------------------------
                                             1 Month   3 Months    6 Months          YTD       1 year   3 years   5 years   10 years
Euro Value Total Return Index                 -11.4%     -15.0%      -37.6%       -11.4%       -48.9%    -16.2%     -2.9%       1.1%
DJES LC Value Euro TR Index                    -8.0%     -14.1%      -38.8%        -8.0%       -46.0%    -16.2%     -3.0%      -3.8%
DJES Large Euro TR Index                       -7.9%     -13.2%      -34.1%        -7.9%       -41.1%    -13.4%     -2.1%        N/A
Excess Return vs DJES LC Value Euro TR Index   -3.5%      -0.9%        1.2%        -3.5%        -2.9%      0.1%      0.1%       5.0%
Excess Return vs DJES Large Euro TR Index      -3.5%      -1.8%       -3.6%        -3.5%        -7.8%     -2.8%     -0.7%        N/A

--------------------------------------------------------------------------------
Performance Analysis  January 1999 - January 2009
--------------------------------------------------------------------------------
                                              Index         Bench1        Bench2
Growth over period                            15.9%         -33.9%        -29.6%
Compounded annual growth                       1.5%          -4.0%         -3.7%
Volatility                                    22.9%          23.7%         23.7%
Sharpe ratio (3.2%)                            0.07          -0.31         -0.29
Maximum drawdown                             -56.3%         -55.4%        -57.4%
Start of max drawdown period               Jun-2007       Jun-2007      Apr-1999
End of max drawdown period                 Jan-2009       Jan-2009      Apr-2007
Average monthly growth                         0.3%          -0.2%         -0.2%
Best monthly return                           21.1%          13.6%         14.6%
Worst monthly return                         -21.2%         -20.7%        -18.4%
% of months with gains                        57.9%          54.5%         52.3%
12 Month Correlation versus:
DJES LC Value Euro TR Index                    0.95           1.00          0.98
DJES Large Euro TR Index                       0.93           0.98          1.00

-------------------------------------------------------------------------------
Index Facts
-------------------------------------------------------------------------------
Bloomberg ticker                                                        DBEEEUVA
Reuters code                                                           .DBEIEUVA
Benchmark 1                                          DJES LC Value Euro TR Index
Bloomberg ticker of Benchmark 1                                       SLVE Index
Benchmark 2                                             DJES Large Euro TR Index
Bloomberg ticker of Benchmark 2                                       LCXT Index
Index sponsor                                                      Deutsche Bank
Number of stocks                                                              20
Stocks weighting                                                           Equal
Rebalancing frequency                                                  Quarterly
Index Currency                                                               EUR

The Deutsche Bank Euro Value Total Return Index was launched on July 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  15

slide15

>

                                                              REUTERS: .DBEEERET
                                                             BLOOMBERG: DBEEERET
--------------------------------------------------------------------------------
Deutsche Bank UK Growth Total Return Index
--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
The UK Growth Total Return Index intends to reflect the equal-weighted total return performance of twenty UK growth stocks based on trailing 12 month earnings momentum and selected from the FTSE 100 Index on a quarterly basis.

Annual Returns

                               [GRAPHIC OMITTED]

12 Months Volatlity

                               [GRAPHIC OMITTED]

Cumulative Excess Index vs FTSE 100 TR Index

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Monthly Performance
-------------------------------------------------------------------------------------
          1999   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009
-------------------------------------------------------------------------------------
Jan       5.5%  -4.5%   3.7%  -0.9%  -9.7%   1.0%   1.7%   5.1%  -3.1%  -4.6%   3.2%
Feb       4.2%   3.8%  -1.9%   4.0%   2.3%   4.8%   4.4%   3.5%   0.4%  -4.9%
Mar       1.7%   5.6%  -6.5%   5.0%  -2.4%   0.5%  -2.7%   5.1%   6.2%  -3.5%

Apr       4.6%  -3.5%   7.7%  -3.1%  10.8%   0.0%  -5.0%  -0.3%   0.5%   3.1%
May      -4.8%   3.4%  -0.7%  -0.8%   6.2%  -0.1%   5.5%  -3.5%   4.1%   0.5%
Jun       2.3%   3.1%  -1.2%  -6.9%  -1.7%   3.3%   4.3%   1.8%  -2.8%  -6.1%

Jul      -1.9%   2.2%  -2.6%  -7.6%   3.7%  -2.8%   5.3%   1.9%  -4.4%  -4.2%
Aug      -0.2%   5.3%  -0.6%   0.0%   0.9%   0.2%   3.2%   1.6%   0.0%   7.3%
Sep      -3.3%  -6.5% -10.3%  -8.1%  -1.9%   5.6%   4.3%   1.1%   0.1% -16.2%

Oct       0.5%   2.8%   5.3%   6.0%   8.0%   0.7%  -4.4%   2.8%   3.2% -15.3%
Nov      10.5%  -3.6%   6.1%  -2.3%  -1.9%   5.5%   6.6%   0.4% -10.7%   3.6%
Dec       8.9%   3.3%   0.8%  -4.1%   2.2%   3.4%   4.8%   6.6%  -1.1%   8.0%
-------------------------------------------------------------------------------------
Year     30.3%  10.9%  -1.8% -18.1%  15.8%  24.0%  30.6%  29.1%  -8.4% -30.5%   3.2%
-------------------------------------------------------------------------------------

Annual Return

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through January 2009
--------------------------------------------------------------------------------
                                                                                                 Annualised
                                                                                 ----------------------------------------------
                                              1 Month   3 Months   6 Months        YTD    1 year   3 years   5 years   10 years
UK Growth Total Return Index                     3.2%      15.5%     -12.1%       3.2%    -24.8%     -6.9%      6.3%       5.8%
FTSE 100 TR Index                               -6.4%      -4.4%     -21.9%      -6.4%    -26.3%     -7.0%      2.5%      -0.4%
MSCI UK Value Index (TR)                        -2.5%      -1.8%     -22.9%      -2.5%    -25.4%     -5.1%      2.8%      -1.5%
Excess Return vs FTSE 100 TR Index               9.5%      19.9%       9.8%       9.5%      1.6%      0.1%      3.9%       6.1%
Excess Return vs MSCI UK Value Index (TR)        5.6%      17.3%      10.9%       5.6%      0.6%     -1.8%      3.6%       7.2%

--------------------------------------------------------------------------------
Performance Analysis  January 1999 - January 2009
--------------------------------------------------------------------------------

                                                Index        Bench1       Bench2
Growth over period                              84.8%         -3.4%       -11.2%
Compounded annual growth                         6.3%         -0.3%        -1.2%
Volatility                                      21.1%         20.6%        21.2%
Sharpe ratio (4.89%)                             0.07         -0.25        -0.29
Maximum drawdown                               -47.3%        -44.4%       -44.2%
Start of max drawdown period                 Jun-2007      Jan-2000     Sep-2000
End of max drawdown period                   Jan-2009      Feb-2006     Mar-2007
Average monthly growth                           0.6%          0.1%         0.0%
Best monthly return                             10.8%          9.0%         9.8%
Worst monthly return                           -16.2%        -12.9%       -14.4%
% of months with gains                          60.3%         57.9%        57.9%
12 Month Correlation versus:
FTSE 100 TR Index                                0.94          1.00         0.97
MSCI UK Value Index (TR)                         0.95          0.97         1.00

--------------------------------------------------------------------------------
Index Facts
--------------------------------------------------------------------------------
Bloomberg ticker                                                        DBEEUKGT
Reuters code                                                             .DBUKGT
Benchmark 1                                                    FTSE 100 TR Index
Bloomberg ticker of Benchmark 1                                      TUKXG Index
Benchmark 2                                             MSCI UK Value Index (TR)
Bloomberg ticker of Benchmark 2                                     NLDGUK Index
Index sponsor                                                      Deutsche Bank
Number of stocks                                                              20
Stocks weighting                                                           Equal
Rebalancing frequency                                                  Quarterly
Index Currency                                                               GBP

The Deutsche Bank UK Growth Total Return was launched on November 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception Index date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  16

slide16

>

                                                              REUTERS: .DBEEERET
                                                             BLOOMBERG: DBEEERET
--------------------------------------------------------------------------------
Deutsche Bank UK Value Total Return Index
--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
The UK Value Total Return Index intends to reflect the equal-weighted total return performance of twenty stocks with a low 12 month trailing price earnings ratio selected from the FTSE 100 Index on a quarterly basis.

Annual Returns

                               [GRAPHIC OMITTED]

12 Months Volatlity

                               [GRAPHIC OMITTED]

Cumulative Excess Index vs FTSE 100 TR Index

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Monthly Performance
-------------------------------------------------------------------------------------
          1999   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009
-------------------------------------------------------------------------------------
Jan      -2.1%  -6.2%  -0.3%   3.5%  -7.0%  -1.2%   2.5%   5.0%  -3.8%  -1.4%  -4.8%
Feb       5.2%   0.6%  -0.4%   1.4%   4.9%   2.9%   0.9%   3.3%   0.0%  -9.3%
Mar       0.3%   9.1%  -3.6%   7.5%  -3.0%  -0.2%  -0.4%   4.0%   5.0%  -0.3%
Apr       9.8%   0.7%   4.0%   3.0%  12.4%   2.1%  -5.1%  -0.7%   0.3%  -1.3%
May      -3.1%   7.8%   2.8%   3.6%   5.4%   1.2%   5.5%  -3.3%   2.8%  -3.8%

Jun       1.6%   2.1%   0.4%  -7.5%   0.3%   2.9%   4.1%   2.9%  -1.0% -13.2%
Jul      -4.4%   1.1%  -4.2%  -6.1%   3.4%  -2.3%   4.2%   1.4%  -3.3%  -1.0%
Aug       0.5%   6.7%   0.0%   1.3%   3.7%   1.9%   1.6%   1.0%  -0.6%   5.5%
Sep      -1.8%  -2.5%  -9.8%  -8.8%  -1.6%   0.4%   2.6%   1.2%  -5.6% -21.8%
Oct      -2.6%   1.5%   2.7%   6.2%   4.0%   2.2%  -2.4%   3.1%   1.6% -18.0%

Nov       2.0%   6.1%   5.3%  -0.1%   1.0%   1.0%   4.5%   0.5%  -5.1%  10.6%
Dec       1.9%   3.0%   2.4%  -4.6%   3.1%   6.2%   6.4%   4.8%  -4.4%  -1.9%
-------------------------------------------------------------------------------------
Year      6.8%  33.1%  -1.6%  -2.2%  28.4%  18.1%  26.5%  25.6% -13.8% -46.6%  -4.8%
-------------------------------------------------------------------------------------

Annual Return

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through January 2009
--------------------------------------------------------------------------------
                                                                                                     Annualised
                                                                                 -------------------------------------------------
                                               1 Month   3 Months    6 Months       YTD     1 year    3 years   5 years   10 years
UK Value Total Return Index                      -4.8%       3.3%      -30.1%     -4.8%     -48.5%     -19.4%     -3.6%       3.9%
FTSE 100 TR Index                                -6.4%      -4.4%      -21.9%     -6.4%     -26.3%      -7.0%      2.5%      -0.4%
MSCI UK Growth Index (TR)                       -11.7%      -9.1%      -22.4%    -11.7%     -29.5%     -10.2%      1.0%       0.5%
Excess Return vs FTSE 100 TR Index                1.5%       7.7%       -8.3%      1.5%     -22.1%     -12.4%     -6.1%       4.3%
Excess Return vs MSCI UK Growth Index (TR)        6.9%      12.3%       -7.7%      6.9%     -19.0%      -9.2%     -4.6%       3.5%

--------------------------------------------------------------------------------
Performance Analysis  January 1999 - January 2009
--------------------------------------------------------------------------------
                                                Index        Bench1       Bench2
Growth over period                              44.3%         -3.4%         1.6%
Compounded annual growth                         3.7%         -0.3%         0.2%
Volatility                                      23.2%         20.6%        21.4%
Sharpe ratio (4.89%)                            -0.05         -0.25        -0.22
Maximum drawdown                               -59.2%        -44.4%       -40.5%
Start of max drawdown period                 Jun-2007      Jan-2000     Nov-2007
End of max drawdown period                   Jan-2009      Feb-2006     Jan-2009
Average monthly growth                           0.4%          0.1%         0.1%
Best monthly return                             12.4%          9.0%         9.9%
Worst monthly return                           -21.8%        -12.9%       -15.6%
% of months with gains                          61.2%         57.9%        58.7%
12 Month Correlation versus:
FTSE 100 TR Index                                0.90          1.00         0.97
MSCI UK Growth Index (TR)                        0.91          0.97         1.00

--------------------------------------------------------------------------------
Index Facts
--------------------------------------------------------------------------------
Bloomberg ticker                                                        DBEEUKVT
Reuters code                                                             .DBUKVT
Benchmark 1                                                    FTSE 100 TR Index
Bloomberg ticker of Benchmark 1                                      TUKXG Index
Benchmark 2                                            MSCI UK Growth Index (TR)
Bloomberg ticker of Benchmark 2                                     NDLVUK Index
Index sponsor                                                      Deutsche Bank
Number of stocks                                                              20
Stocks weighting                                                           Equal
Rebalancing frequency                                                  Quarterly
Index Currency                                                               GBP

The Deutsche Bank UK Value Total Return was launched on November 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the Index inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  17

slide17

>

                                                              REUTERS: .DBEEERET
                                                             BLOOMBERG: DBEEERET
--------------------------------------------------------------------------------
Deutsche Bank Japan Growth Total Return Index
--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
The Japan Growth Total Return Index intends to reflect the equal-weighted total return performance of twenty JPY growth stocks based on trailing 12 month earnings momentum and selected from the Topix 100 Index on a quarterly basis.

Annual Returns

                               [GRAPHIC OMITTED]

12 Months Volatlity

                               [GRAPHIC OMITTED]

Cumulative Excess Index vs TOPIX W/Dividend TOPIX 100 (TR)

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Monthly Performance
------------------------------------------------------------------------------------------
           1999  2000   2001   2002   2003   2004    2005   2006  2007    2008        2009
------------------------------------------------------------------------------------------
Jan       -1.7%  1.3%   2.4%  -9.1%  -3.5%   3.6%   -1.6%   5.3%  2.8%  -10.1%       -4.6%
Feb        0.5%  4.6%  -8.4%   2.5%  -0.6%   4.3%    4.6%   0.8%  0.0%    2.1%
Mar       13.7%  4.0%   1.2%   2.5%  -4.5%   5.0%   -1.5%   4.5% -0.2%  -10.3%
Apr        5.2%  2.5%   8.8%   2.3%  -0.9%   1.5%   -4.8%  -1.8% -0.3%   14.9%
May        0.6% -2.1%  -4.3%   2.1%   4.3%  -2.2%    2.0%  -7.1%  4.1%    3.8%
Jun       10.4%  2.7%  -5.1%  -7.7%   5.1%   1.5%    1.7%  -0.7%  2.7%   -6.2%
Jul        2.2% -6.9%  -8.1%  -6.2%   4.9%  -4.0%    3.1%   0.4% -3.5%   -2.5%
Aug       -1.9%  0.8%  -8.6%   0.9%   5.0%  -0.4%    5.1%   3.9% -5.3%   -4.7%
Sep        4.3% -1.0%  -8.7%   0.0%   2.6%  -1.3%   14.9%  -2.9%  2.4%  -18.8%
Oct        3.8% -1.8%   4.2%  -3.5%   3.4%  -1.4%    2.5%   1.6% -0.6%  -23.7%
Nov        0.3% -0.6%   1.1%   4.9%  -5.1%   4.3%    4.8%  -5.1% -8.5%   -3.0%
Dec       -0.1% -3.8%  -1.6%  -2.8%   2.8%   3.6%    7.3%   5.1% -3.0%    2.2%
------------------------------------------------------------------------------------------
Year      42.8% -1.0% -25.4% -14.3%  13.5%  15.1%   43.7%   7.0% -9.8%  -47.5%       -4.6%
------------------------------------------------------------------------------------------

Annual Return

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through January 2009
--------------------------------------------------------------------------------
                                                                                                        Annualised
                                                                                   -------------------------------------------------
                                                  1 Month   3 Months   6 Months       YTD     1 year    3 years   5 years   10 years
Japan Growth Total Return Index                     -4.6%      -5.4%     -44.2%     -4.6%     -44.3%     -22.9%     -5.0%      -1.8%
TOPIX W/Dividend TOPIX 100 (TR)                     -7.5%     -11.4%     -42.1%     -7.5%     -43.1%     -21.5%     -5.5%      -4.0%
MSCI Japan Growth (TR)                              -9.8%     -12.1%     -45.0%     -9.8%     -46.1%     -25.4%     -7.7%      -6.5%
Excess Return vs TOPIX W/Dividend TOPIX 100 (TR)     2.9%       6.0%      -2.1%      2.9%      -1.1%      -1.3%      0.4%       2.2%
Excess Return vs MSCI Japan Growth (TR)              5.2%       6.7%       0.8%      5.2%       1.8%       2.5%      2.7%       4.7%

--------------------------------------------------------------------------------
Performance Analysis  January 1999 - January 2009
--------------------------------------------------------------------------------
                                                Index        Bench1       Bench2
Growth over period                             -18.0%        -30.4%       -47.3%
Compounded annual growth                        -1.9%         -3.5%        -6.2%
Volatility                                      23.9%         24.5%        25.0%
Sharpe ratio (0.2%)                             -0.09         -0.15        -0.25
Maximum drawdown                               -58.7%        -61.0%       -67.8%
Start of max drawdown period                 Jul-2007      Jan-2000     Mar-2000
End of max drawdown period                   Jan-2009      Jan-2009     Jan-2009
Average monthly growth                           0.0%         -0.1%        -0.3%
Best monthly return                             14.9%         14.9%        13.4%
Worst monthly return                           -23.7%        -21.4%       -23.4%
% of months with gains                          54.5%         52.1%        50.4%
12 Month Correlation versus:
TOPIX W/Dividend TOPIX 100 (TR)                  0.98          1.00         0.99
MSCI Japan Growth (TR)                           0.98          0.99         1.00

--------------------------------------------------------------------------------
Index Facts
--------------------------------------------------------------------------------
Bloomberg ticker                                                         DBAPJGT
Reuters code                                                              .DBJGT
Benchmark 1                                      TOPIX W/Dividend TOPIX 100 (TR)
Bloomberg ticker of Benchmark 1                                    TPXD100 Index
Benchmark 2                                               MSCI Japan Growth (TR)
Bloomberg ticker of Benchmark 2                                     NAGLJN Index
Index sponsor                                                      Deutsche Bank
Number of stocks                                                              20
Stocks weighting                                                           Equal
Rebalancing frequency                                                  Quarterly
Index Currency                                                               JPY

The Deutsche Bank Japan Growth Total Return Index was launched on November 01,
2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  18

slide18

>

                                                              REUTERS: .DBEEERET
                                                             BLOOMBERG: DBEEERET
--------------------------------------------------------------------------------
Deutsche Bank Japan Value Total Return Index
--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
The Japan Value Total Return Index intends to reflect the equal-weighted total return performance of twenty stocks with the lowest 12 month trailing price-earnings ratio selected from the TOPIX 100 Index on a quarterly basis.

Annual Returns

                               [GRAPHIC OMITTED]

12 Months Volatlity

                               [GRAPHIC OMITTED]

Cumulative Excess Index vs TOPIX W/Dividend TOPIX 100 (TR)

--------------------------------------------------------------------------------
Monthly Performance                                         Annual Returns
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
          1999   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009
-------------------------------------------------------------------------------------
Jan       2.3%   7.2%   0.1%  -6.1%  -2.4%   5.4%  -2.1%  -0.3%   5.3%  -9.3%    -6.3
Feb      -0.4%   1.3%  -3.3%   0.5%  -0.6%   5.4%   4.0%  -0.2%   5.2%   1.1%
Mar      14.2%   7.0%   4.7%   4.3%  -4.4%   4.6%   0.2%   2.7%   0.9% -11.1%
Apr       2.9%   4.4%   4.9%   3.7%   4.6%   1.2%  -4.5%   0.5%  -2.6%  16.8%
May       2.2%  -2.1%  -1.6%   2.1%   6.0%  -1.1%   2.2%  -5.0%   9.6%   7.0%
Jun      11.8%   1.1%   3.1%  -7.4%   6.9%   4.1%   2.5%  -0.6%   4.3%  -9.0%
Jul       3.7%  -3.4%  -4.1%  -2.8%   6.2%   0.3%   2.0%  -0.2%   1.2%   0.4%
Aug       0.1%   0.6%  -5.6%   2.3%   6.6%   0.3%   7.5%   5.0% -10.7%  -6.9%
Sep       1.5%   0.3%  -9.1%  -3.4%   3.2%  -2.4%  15.8%  -3.7%   3.6% -19.5%
Oct      -5.3%  -0.3%   5.7%  -4.3%  -0.8%  -1.6%  -0.3%  -0.1%  -1.7% -24.7%
Nov      -0.9%  -0.7%   3.1%   4.5%   0.0%   2.7%   4.0%   1.4%  -6.7%  -5.8%
Dec      -2.1%  -1.0%  -2.2%  -2.6%   2.9%   4.2%   5.4%   6.8%  -4.4%   2.5%
-------------------------------------------------------------------------------------
Year     32.6%  14.7%  -5.4%  -9.7%  31.3%  25.3%  41.6%   5.7%   2.1% -49.2%  -6.3%
-------------------------------------------------------------------------------------
Annual Return

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through January 2009
--------------------------------------------------------------------------------
                                                                                                    Annualised
                                                                                   -------------------------------------------------
                                                  1 Month   3 Months   6 Months      YTD     1 year   3 years    5 years    10 years
Japan Value Total Return Index                      -6.3%      -9.5%     -48.9%    -6.3%     -47.6%    -19.8%      -2.9%        4.3%
TOPIX W/Dividend TOPIX 100 (TR)                     -7.5%     -11.4%     -42.1%    -7.5%     -43.1%    -21.5%      -5.5%       -4.0%
MSCI Japan Value (TR)                               -5.5%      -6.2%     -34.7%    -5.5%     -37.0%    -16.8%      -0.4%        0.5%
Excess Return vs TOPIX W/Dividend TOPIX 100 (TR)     1.2%       1.9%      -6.8%     1.2%      -4.4%      1.7%       2.6%        8.2%
Excess Return vs MSCI Japan Value (TR)              -0.8%      -3.3%     -14.3%    -0.8%     -10.6%     -3.0%      -2.4%        3.7%

--------------------------------------------------------------------------------
Performance Analysis  January 1999 - January 2009
--------------------------------------------------------------------------------
                                                Index          Bench1     Bench2
Growth over period                              55.5%          -30.4%      10.0%
Compounded annual growth                         4.5%           -3.5%       0.9%
Volatility                                      25.9%           24.5%      22.4%
Sharpe ratio (0.2%)                              0.17           -0.15       0.03
Maximum drawdown                               -61.4%          -61.0%     -51.6%
Start of max drawdown period                 Aug-2007        Jan-2000   Jul-2007
End of max drawdown period                   Jan-2009        Jan-2009   Jan-2009
Average monthly growth                           0.5%           -0.1%       0.2%
Best monthly return                             16.8%           14.9%      15.4%
Worst monthly return                           -24.7%          -21.4%     -18.8%
% of months with gains                          57.0%           52.1%      50.4%
12 Month Correlation versus:
TOPIX W/Dividend TOPIX 100 (TR)                  0.96            1.00       0.99
MSCI Japan Value (TR)                            0.95            0.99       1.00

-------------------------------------------------------------------------------
Index Facts
--------------------------------------------------------------------------------
Bloomberg ticker                                                         DBAPJVT
Reuters code                                                              .DBJVT
Benchmark 1                                      TOPIX W/Dividend TOPIX 100 (TR)
Bloomberg ticker of Benchmark 1                                    TPXD100 Index
Benchmark 2                                                MSCI Japan Value (TR)
Bloomberg ticker of Benchmark 2                                     NAVLJN Index
Index sponsor                                                      Deutsche Bank
Number of stocks                                                              20
Stocks weighting                                                           Equal
Rebalancing frequency                                                  Quarterly
Index Currency                                                               JPY

The Deutsche Bank Japan Value Total Return Index was launched on November 01,
2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  19

slide19

>

                                                              REUTERS: .DBEEERET
                                                             BLOOMBERG: DBEEERET
--------------------------------------------------------------------------------
S&P X-Alpha USD Total Return Index
--------------------------------------------------------------------------------
Index Description
--------------------------------------------------------------------------------
S&P X-Alpha USD Total Return Index is a weighted combination of 8 Deutsche Bank
Index Pairs, two each from the US, Eurozone, UK and Japan which represent the differential return between a DB Regional Style index (growth or value) and the relevant regional equity benchmark index. Each Index Pair is volatillity targeted at 8% and the S&P X-Alpha Index also has a target volatility of 8%.
The volatility is controlled by means of adjusting the exposure to the strategy on a quarterly basis, with minimum exposure being 50% and maximum exposure being 150%. The index is denominated in USD, rebalanced quarterly and includes a 60 basis points per annum rebalancing cost. The Index has an additional return component derived from the Fed Funds Rate less 6.25 basis points annual funding cost.

Annual Returns

                               [GRAPHIC OMITTED]

12 Months Volatlity

                               [GRAPHIC OMITTED]

Cumulative Excess Index vs HFRX USD Equity Market Neutral Index

                               [GRAPHIC OMITTED]
-------------------------------------------------------------------------------------
Monthly Performance
-------------------------------------------------------------------------------------
          1999   2000   2001   2002   2003   2004   2005   2006   2007   2008   2009
--------------------------------------------------------------------------------------
Jan      -0.7%  -1.2%   3.4%   1.3%   0.2%  -0.1%   1.7%   5.6%   0.0%   2.4%   2.0%
Feb       1.4%   0.8%   3.0%   0.6%  -0.8%   1.6%   4.9%  -1.4%   1.8%  -1.4%
Mar       0.0%   3.7%   1.7%   2.7%  -1.8%   1.9%   0.3%   3.0%   3.2%  -1.3%
Apr       2.0%   2.4%   0.4%   5.8%   1.5%   0.2%  -1.6%   0.9%   0.6%   1.2%
May       1.5%   3.7%   0.2%   0.5%   4.0%   0.3%   0.1%   0.6%   1.3%   0.5%
Jun      -1.7%  -1.5%   0.1%   3.1%  -0.9%   2.4%   3.7%   2.0%  -0.3%  -1.5%
Jul      -0.5%   1.4%   0.5%   0.5%   0.6%   0.5%   1.2%   0.6%   0.1%  -2.1%
Aug      -0.9%   2.3%   2.1%   0.9%   2.0%   0.2%   3.2%  -1.9%  -1.2%  -0.9%
Sep       0.1%   1.8%  -1.5%   0.3%   0.8%   3.0%   2.2%  -1.1%  -0.3%  -2.0%
Oct      -0.8%   2.1%   1.0%  -5.0%   1.4%   0.2%  -0.6%   1.8%   0.2%  -1.1%
Nov      -2.6%   1.8%  -0.4%  -0.8%   0.7%   2.9%   0.1%   1.3%  -2.7%   0.0%
Dec       0.7%   3.6%   1.1%   2.2%  -0.8%   1.0%   0.7%   0.2%  -2.1%   0.7%
-------------------------------------------------------------------------------------
Year     -1.6%  22.7%  12.1%  12.4%   7.0%  15.0%  16.8%  11.9%   0.3%  -5.4%   2.0%
-------------------------------------------------------------------------------------

Annual Return

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
Historical Performance Through January 2009
--------------------------------------------------------------------------------
                                                                                                       Annualised
                                                                                   -------------------------------------------------
                                                 Month   3 Months    6 Months      YTD      1 year    3 years    5 years    10 years
S&P X-Alpha USD Total Return Index                2.0%       2.8%     -1.2%        2.0%      -5.7%       0.9%       7.8%        9.1%
MSCI World Index                                 -8.8%     -11.9%    -38.0%       -8.8%     -41.4%     -12.2%      -2.6%       -1.7%
HFRX USD Equity Market Neutral Index              0.0%      -1.4%     -3.4%        0.0%       1.6%       2.2%       1.4%         N/A
Excess Return vs MSCI World Index                10.8%      14.7%     36.8%       10.8%      35.7%      13.0%      10.4%       10.8%
Excess Return vs HFRX USD Equity Market Neutral
  Index                                           2.0%       4.2%      2.1%        2.0%      -7.4%      -1.3%       6.4%         N/A

--------------------------------------------------------------------------------
Performance Analysis  January 1999 - January 2009
--------------------------------------------------------------------------------
                                               Index        Bench1        Bench2
Growth over period                            136.8%        -14.4%          4.3%
Compounded annual growth                        8.9%         -1.5%          0.7%
Volatility                                      6.3%         16.8%          4.4%
Sharpe ratio (3.48%)                            0.86      -   0.30 -        0.62
Maximum drawdown                              -12.0%        -48.8%         -6.0%
Start of max drawdown period                Jun-2007      Nov-2007      Jul-2007
End of max drawdown period                  Jan-2009      Jan-2009      Jan-2009
Average monthly growth                          0.7%          0.0%          0.1%
Best monthly return                             5.8%          8.9%          2.5%
Worst monthly return                           -5.0%        -19.0%         -2.8%
% of months with gains                         71.1%         54.5%         61.4%
12 Month Correlation versus:
MSCI World Index                                0.44          1.00         -0.23
HFRX USD Equity Market Neutral Index           -0.02         -0.23          1.00

--------------------------------------------------------------------------------
Index Facts
--------------------------------------------------------------------------------
Bloomberg ticker                                                          SPXADT
Reuters code                                                             .SPXADT
Benchmark 1                                                     MSCI World Index
Bloomberg ticker of Benchmark 1                                     NDDUWI Index
Benchmark 2                                 HFRX USD Equity Market Neutral Index
Bloomberg ticker of Benchmark 2                                    HFRXEMN Index
Index sponsor                                                      Deutsche Bank
Rebalancing frequency                                                  Quarterly
Index Currency                                                               USD

The S&P X-Alpha USD Total Return Index was launched on November 12, 2007 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                  20

slide20

>
S&P X-Alpha USD Excess Return Index
                                                                REUTERS: .SPXADE
                                                               BLOOMBERG: SPXADE

Index Description

S&P X-Alpha USD Excess Return Index is a weighted combination of 8 Deutsche Bank
Index Pairs, two each from the US, Eurozone, UK and Japan which represent the differential return between a DB Regional Style index (growth or value) and the relevant regional equity benchmark index. Each Index Pair is volatillity targeted at 8% and the S&P X-Alpha Index also has a target volatility of 8%. The volatility is controlled by means of adjusting the exposure to the strategy on a quarterly basis, with minimum exposure being 50% and maximum exposure being
150%. The index is denominated in USD, rebalanced quarterly and includes a 60 basis points per annum rebalancing cost.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Monthly Performance

---------------------------------------------------------------------------------------------------------------------
       1999       2000      2001       2002      2003       2004      2005       2006      2007       2008      2009
---------------------------------------------------------------------------------------------------------------------
Jan   -1.1%      -1.7%      2.9%       1.1%      0.1%      -0.2%      1.6%       5.3%     -0.5%       2.1%      2.0%
Feb    1.0%       0.3%      2.6%       0.4%     -0.9%       1.6%      4.7%      -1.8%      1.4%      -1.6%
Mar   -0.5%       3.2%      1.2%       2.5%     -1.9%       1.8%      0.1%       2.6%      2.8%      -1.6%
Apr    1.7%       2.0%      0.0%       5.7%      1.4%       0.1%     -1.9%       0.6%      0.2%       1.0%
May    1.1%       3.2%     -0.1%       0.4%      3.9%       0.2%     -0.1%       0.1%      0.9%       0.3%
Jun   -2.1%      -2.0%     -0.2%       3.0%     -1.0%       2.3%      3.4%       1.5%     -0.7%      -1.7%
Jul   -0.9%       0.8%      0.2%       0.4%      0.5%       0.4%      0.9%       0.2%     -0.4%      -2.3%
Aug   -1.3%       1.8%      1.8%       0.8%      1.9%       0.1%      2.9%      -2.4%     -1.7%      -1.1%
Sep   -0.3%       1.3%     -1.7%       0.2%      0.7%       2.9%      1.9%      -1.5%     -0.7%      -2.2%
Oct   -1.2%       1.5%      0.7%      -5.1%      1.3%       0.1%     -1.0%       1.3%     -0.2%      -1.1%
Nov   -3.1%       1.2%     -0.5%      -0.9%      0.6%       2.7%     -0.3%       0.8%     -3.1%       0.0%
Dec    0.2%       3.1%      0.9%       2.1%     -0.9%       0.8%      0.4%      -0.3%     -2.5%       0.7%
---------------------------------------------------------------------------------------------------------------------
Year  -6.4%      15.5%      8.0%      10.6%      5.8%      13.5%     13.2%       6.5%     -4.7%      -7.2%      2.0%
---------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Historical Performance Through January 2009

                                                       1 Month   3 Months   6 Months       YTD
S&P X-Alpha USD Excess Return Index                       2.0%       2.8%       -1.7%     2.0%
MSCI World Index                                         -8.8%     -11.9%      -38.0%    -8.8%
HFRX USD Equity Market Neutral Index                      0.0%      -1.4%       -3.4%     0.0%
Excess Return vs MSCI World Index                        10.8%      14.7%       36.3%    10.8%
Excess Return vs HFRX USD Equity Market Neutral Index     2.0%       4.2%        1.7%     2.0%

              Annualised
---------------------------------------
 1 year   3 years   5 years   10 years
  -7.3%     -3.0%      4.4%       5.5%
 -41.4%    -12.2%     -2.6%      -1.7%
   1.6%      2.2%      1.4%        N/A
  34.2%      9.2%      7.0%       7.2%
  -8.9%     -5.1%      2.9%        N/A

Performance Analysis  January 1999 - January 2009
                                         Index         Bench1        Bench2
Growth over period                       68.8%         -14.4%          4.3%
Compounded annual growth                  5.3%          -1.5%          0.7%
Volatility                                6.3%          16.8%          4.4%
Sharpe ratio (3.48%)                      0.84    -      0.30    -     0.62
Maximum drawdown                        -16.2%         -48.8%         -6.0%
Start of max drawdown period          Jun-2007       Nov-2007      Jul-2007
End of max drawdown period            Jan-2009       Jan-2009      Jan-2009
Average monthly growth                    0.4%           0.0%          0.1%
Best monthly return                       5.7%           8.9%          2.5%
Worst monthly return                     -5.1%         -19.0%         -2.8%
% of months with gains                   62.8%          54.5%         61.4%
12 Month Correlation versus:
MSCI World Index                          0.44           1.00         -0.23
HFRX USD Equity Market Neutral Index     -0.02          -0.23          1.00

Index Facts
Bloomberg ticker                                                  SPXADE
Reuters code                                                     .SPXADE
Benchmark 1                                             MSCI World Index
Bloomberg ticker of Benchmark 1                             NDDUWI Index
Benchmark 2                         HFRX USD Equity Market Neutral Index
Bloomberg ticker of Benchmark 2                            HFRXEMN Index
Index sponsor                                              Deutsche Bank
Rebalancing frequency                                          Quarterly
Index Currency                                                       USD

The S&P X-Alpha USD Excess Return Index was launched on November 12, 2007 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 21

>

Deutsche Bank X-Alpha USD Total Return
                                                              BLOOMBERG: DBGLXAT
Index Description

Deutsche Bank X-Alpha USD Total Return Index is a weighted combination of 8
Deutsche Bank Index Pairs, two each from the US, Eurozone, UK and Japan which represent the differential return between a DB Regional Style index (growth or value) and the relevant regional equity benchmark index. Each Index Pair is volatillity targeted at 8% and the S&P X-Alpha Index also has a target volatility of 8%. The volatility is controlled by means of adjusting the exposure to the strategy on a quarterly basis, with minimum exposure being 50%
and maximum exposure being 150%. The index is denominated in USD, rebalanced quarterly and includes a 60 basis points per annum rebalancing cost. The Index has an additional return component derived from the Fed Funds Rate less 6.25 basis points annual funding cost.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Monthly Performance
---------------------------------------------------------------------------------------------------------------------
       1999       2000      2001       2002      2003       2004      2005       2006      2007       2008      2009
---------------------------------------------------------------------------------------------------------------------
Jan    0.7%       1.5%      3.5%       1.1%      0.3%      -0.7%      1.9%       5.2%     -0.3%       2.7%      2.0%
Feb    0.9%       1.7%      3.1%       0.5%     -0.9%       1.9%      4.7%      -1.3%      1.7%      -1.5%
Mar    0.0%       3.4%      1.6%       2.4%     -1.6%       2.0%      0.3%       3.1%      3.1%      -1.6%
Apr    2.0%       0.7%      0.6%       8.2%      1.0%       1.0%     -1.7%       0.5%      1.7%       1.7%
May    1.4%       3.4%      0.2%       0.4%      4.4%       0.1%      0.1%       0.3%      1.3%       0.3%
Jun   -1.9%      -1.4%      0.1%       2.9%     -0.7%       2.5%      3.8%       2.3%     -0.3%      -1.6%
Jul   -0.7%       1.5%      0.5%      -1.3%      1.1%       0.7%      1.1%       0.1%     -0.3%      -1.9%
Aug   -0.8%       2.3%      1.7%       0.7%      2.1%       0.2%      3.3%      -2.0%     -1.5%      -0.9%
Sep    0.1%       1.7%     -1.5%       0.4%      0.9%       3.0%      2.2%      -1.1%     -0.4%      -2.2%
Oct    0.2%       2.8%      1.5%      -4.5%      1.0%       0.2%     -1.1%       2.2%      0.2%      -1.2%
Nov   -3.3%       1.7%     -0.3%      -0.8%      0.8%       3.1%      0.1%       1.3%     -2.2%      -0.3%
Dec    0.5%       3.6%      1.1%       2.2%     -0.7%       1.0%      0.8%       0.2%     -2.2%       0.7%
---------------------------------------------------------------------------------------------------------------------
Year  -1.2%      25.3%     12.8%      12.4%      7.8%      16.1%     16.5%      11.1%      0.6%      -5.8%      2.0%
---------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Historical Performance Through January 2009
                                                      1 Month         3 Months    6 Months         YTD
Deutsche Bank X-Alpha USD Total Return Index             2.0%             2.4%       -2.0%         2.0%
MSCI World Index                                        -8.8%           -11.9%      -38.0%        -8.8%
HFRX USD Equity Market Neutral Index                     0.0%            -1.4%       -3.4%         0.0%
Excess Return vs MSCI World Index                       10.8%            14.3%       36.0%        10.8%
Excess Return vs HFRX USD Equity Market Neutral Index    2.0%             3.8%        1.4%         2.0%

                  Annualised
------------------------------------------------
 1 year    3 years      5 years    10 years
  -6.4%       0.7%         7.9%        9.3%
 -41.4%     -12.2%        -2.6%       -1.7%
   1.6%       2.2%         1.4%         N/A
  35.0%      12.8%        10.5%       11.1%
  -8.1%      -1.5%         6.5%         N/A

Performance Analysis  January 1999 - January 2009

                                          Index          Bench1          Bench2
Growth over period                       145.6%          -14.4%            4.3%
Compounded annual growth                   9.3%           -1.5%            0.7%
Volatility                                 6.5%           16.8%            4.4%
Sharpe ratio (3.48%)                       0.90    -       0.30    -       0.62
Maximum drawdown                         -12.6%          -48.8%           -6.0%
Start of max drawdown period           Jun-2007        Nov-2007        Jul-2007
End of max drawdown period             Jan-2009        Jan-2009        Jan-2009
Average monthly growth                     0.8%            0.0%            0.1%
Best monthly return                        8.2%            8.9%            2.5%
Worst monthly return                      -4.5%          -19.0%           -2.8%
% of months with gains                    71.1%           54.5%           61.4%
12 Month Correlation versus:
MSCI World Index                           0.46            1.00           -0.23
HFRX USD Equity Market Neutral Index      -0.02           -0.23            1.00

Index Facts

Bloomberg ticker                                                        DBGLXAT
Reuters code                                                           .DBGLXAT
Benchmark 1                                                    MSCI World Index
Bloomberg ticker of Benchmark 1                                    NDDUWI Index
Benchmark 2                                HFRX USD Equity Market Neutral Index
Bloomberg ticker of Benchmark 2                                   HFRXEMN Index
Index sponsor                                                     Deutsche Bank
Rebalancing frequency                                                 Quarterly
Index Currency                                                              USD

The Deutsche Bank X-Alpha USD Total Return Index was launched on October 31,
2007 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 22

>

Deutsche Bank X-Alpha USD Excess Return Index
                                                              BLOOMBERG: DBGLXAE
Index Description

Deutsche Bank X-Alpha USD Excess Return Index is a weighted combination of 8
Deutsche Bank Index Pairs, two each from the US, Eurozone, UK and Japan which represent the differential return between a DB Regional Style index (growth or value) and the relevant regional equity benchmark index. Each Index Pair is volatillity targeted at 8% and the S&P X-Alpha Index also has a target volatility of 8%. The volatility is controlled by means of adjusting the exposure to the strategy on a quarterly basis, with minimum exposure being 50%
and maximum exposure being 150%. The index is denominated in USD, rebalanced quarterly and includes a 60 basis points per annum rebalancing cost.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Monthly Performance

------------------------------------------------------------------------------------------------------------------------
         1999       2000      2001       2002      2003       2004      2005      2006        2007      2008       2009
------------------------------------------------------------------------------------------------------------------------
Jan      0.3%       1.1%      3.0%       1.0%      0.2%      -0.8%      1.8%      4.8%       -0.8%      2.4%       2.0%
Feb      0.6%       1.2%      2.7%       0.4%     -1.0%       1.8%      4.5%     -1.7%        1.3%     -1.7%
Mar     -0.4%       2.9%      1.2%       2.3%     -1.7%       1.9%      0.1%      2.7%        2.7%     -1.8%
Apr      1.6%       0.3%      0.2%       8.1%      0.9%       0.9%     -1.9%      0.1%        1.3%      1.5%
May      1.0%       2.8%     -0.1%       0.2%      4.3%       0.0%     -0.1%     -0.1%        0.9%      0.1%
Jun     -2.3%      -1.9%     -0.3%       2.8%     -0.8%       2.4%      3.6%      1.8%       -0.7%     -1.8%
Jul     -1.2%       0.9%      0.2%      -1.4%      1.0%       0.6%      0.9%     -0.4%       -0.8%     -2.0%
Aug     -1.3%       1.7%      1.4%       0.6%      2.0%       0.0%      3.0%     -2.4%       -1.9%     -1.1%
Sep     -0.4%       1.2%     -1.7%       0.3%      0.8%       2.8%      1.9%     -1.5%       -0.8%     -2.4%
Oct     -0.3%       2.2%      1.3%      -4.7%      0.9%       0.1%     -1.4%      1.7%       -0.3%     -1.3%
Nov     -3.8%       1.2%     -0.5%      -0.9%      0.8%       2.9%     -0.3%      0.9%       -2.6%     -0.3%
Dec      0.0%       3.1%      0.9%       2.1%     -0.8%       0.9%      0.5%     -0.2%       -2.6%      0.7%
------------------------------------------------------------------------------------------------------------------------
Year    -6.1%      17.9%      8.6%      10.7%      6.6%      14.6%     13.0%      5.7%       -4.4%     -7.6%       2.0%
------------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Historical Performance Through January 2009

                                                        1 Month    3 Months      6 Months      YTD
Deutsche Bank X-Alpha USD Excess Return Index              2.0%        2.3%        -2.4%       2.0%
MSCI World Index                                          -8.8%      -11.9%       -38.0%      -8.8%
HFRX USD Equity Market Neutral Index                       0.0%       -1.4%        -3.4%       0.0%
Excess Return vs MSCI World Index                         10.8%       14.3%        35.6%      10.8%
Excess Return vs HFRX USD Equity Market Neutral Index      2.0%        3.8%         0.9%       2.0%

               Annualised
------------------------------------------------
  1 year     3 years      5 years    10 years
    -7.9%       -3.1%        4.4%       5.7%
   -41.4%      -12.2%       -2.6%      -1.7%
     1.6%        2.2%        1.4%        N/A
    33.5%        9.0%        7.1%       7.5%
    -9.6%       -5.3%        3.0%        N/A

Performance Analysis  January 1999 - January 2009
                                            Index        Bench1       Bench2
Growth over period                          75.0%        -14.4%         4.3%
Compounded annual growth                     5.7%         -1.5%         0.7%
Volatility                                   6.5%         16.8%         4.4%
Sharpe ratio (3.48%)                         0.87  -       0.30 -       0.62
Maximum drawdown                           -16.8%        -48.8%        -6.0%
Start of max drawdown period             Jun-2007      Nov-2007     Jul-2007
End of max drawdown period               Jan-2009      Jan-2009     Jan-2009
Average monthly growth                       0.5%          0.0%         0.1%
Best monthly return                          8.1%          8.9%         2.5%
Worst monthly return                        -4.7%        -19.0%        -2.8%
% of months with gains                      61.2%         54.5%        61.4%
12 Month Correlation versus:
MSCI World Index                             0.46          1.00        -0.23
HFRX USD Equity Market Neutral Index        -0.02         -0.23         1.00

Index Facts

Bloomberg ticker                                                   DBGLXAE
Reuters code                                                      .DBGLXAE
Benchmark 1                                               MSCI World Index
Bloomberg ticker of Benchmark 1                               NDDUWI Index
Benchmark 2                           HFRX USD Equity Market Neutral Index
Bloomberg ticker of Benchmark 2                              HFRXEMN Index
Index sponsor                                                Deutsche Bank
Rebalancing frequency                                            Quarterly
Index Currency                                                         USD

The Deutsche  Bank  X-Alpha USD Excess  Return Index was launched on October 31,
2007 and has no prior operating  history.  All pro-forma  performance data shown prior  to the  inception  date is  simulated  and was  calculated  by  means  of retroactive  application of the Index model. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 23

>

DBIQ ImpAct Dollar Equity Volatility (Bid) Index

                                                              REUTERS: .DBVEUSDB
                                                             BLOOMBERG: DBVEUSDB
Index Description

The DBIQ ImpAct Dollar Equity Volatility Index aims to measure the return streams associated with volatility in US equity market. The index seeks to take advantage of the differential between implied and realised volatility in this market. The ImpAct Dollar Equity Volatility Index Historical Levels since inception date have been restated as of Aug-22, 2007 due to a slight calculation methodology change. Both index guide and index quick reference have been updated to reflect the change. The DBIQ ImpAct Dollar Equity Volatility Index is calculated with the closing MID option prices.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Monthly Performance
------------------------------------------------------------------------------------------------------------------------
          1999       2000      2001       2002      2003       2004      2005       2006      2007       2008      2009
------------------------------------------------------------------------------------------------------------------------
Jan                 -2.7%      0.7%       1.8%     -0.7%       1.7%      1.7%       0.4%      1.5%      -1.6%      0.1%
Feb                  2.1%     -1.2%       0.7%      2.3%       2.5%     -0.8%       0.9%     -8.7%       1.1%
Mar                 -2.3%     -0.5%       1.2%      0.3%      -0.4%      1.1%       2.1%      2.3%      -0.6%
Apr                 -3.1%     -0.7%      -0.8%      2.0%       0.6%      0.2%       0.8%      0.3%       1.5%
May                  0.3%      1.2%      -1.7%      0.4%       2.5%      1.7%      -0.5%      2.5%       1.3%
Jun                  1.6%      2.6%      -0.8%      1.0%       1.9%      1.6%       0.8%     -1.8%      -1.5%
Jul                 -0.2%      0.5%      -2.8%      1.0%       1.6%      0.6%       0.7%     -2.6%       0.3%
Aug                  3.1%      1.4%      -0.9%      2.3%       0.9%      1.5%       2.3%     -2.0%       0.0%
Sep                  1.0%     -0.9%       0.5%     -0.9%       1.8%      1.1%       1.5%      1.6%     -16.1%
Oct                 -2.2%      1.7%       0.7%      3.5%       0.0%     -1.5%       1.5%      2.3%     -13.6%
Nov                  0.1%      2.5%       0.4%      1.8%       2.1%      1.6%       0.4%     -1.6%       0.0%
Dec       0.2%       0.1%      1.3%       1.9%      1.4%       1.1%      2.1%       1.8%      0.1%       1.3%
------------------------------------------------------------------------------------------------------------------------
Year      0.2%      -2.5%      8.9%       0.1%     15.4%      17.5%     11.3%      13.4%     -6.3%     -26.2%      0.1%
------------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Historical Performance Through January 2009

                                                    1 Month    3 Months   6 Months     YTD
DBIQ ImpAct Dollar Equity Volatility (Bid) Index       0.1%        1.3%      -26.5%    0.1%
S&P 500 (TR) Index                                    -8.4%      -14.1%      -33.9%   -8.4%
iBoxx USD Treasury TR Index                           -3.7%        5.8%        7.7%   -3.7%
Excess Return vs S&P 500 (TR) Index                    8.5%       15.4%        7.5%    8.5%
Excess Return vs iBoxx USD Treasury TR Index           3.8%       -4.5%      -34.2%    3.8%

                 Annualised
----------------------------------
 1 year     3 years        5 years
  -25.0%      -7.9%           0.2%
  -38.6%     -11.8%          -4.2%
    7.8%       7.6%           5.6%
   13.7%       3.9%           4.4%
  -32.8%     -15.5%          -5.4%

Performance Analysis  December 1999 - January 2009
                                         Index         Bench1           Bench2
Growth over period                       26.1%         -31.9%            82.0%
Compounded annual growth                  2.6%          -4.1%             6.8%
Volatility                                8.6%          21.4%             4.8%
Sharpe ratio (3.31%)                      0.30    -      0.35             0.73
Maximum drawdown                        -32.8%         -45.1%            -4.8%
Start of max drawdown period          Feb-2007       Nov-2007         Jun-2003
End of max drawdown period            Jan-2009       Jan-2009         Feb-2004
Average monthly growth                    0.2%          -0.2%             0.6%
Best monthly return                       3.5%           9.8%             5.5%
Worst monthly return                    -16.1%         -16.8%            -4.2%
% of months with gains                   71.8%          56.4%            70.0%
12 Month Correlation versus:
S&P 500 (TR) Index                        0.43           1.00            -0.45
iBoxx USD Treasury TR Index              -0.20          -0.45             1.00

Index Facts
Bloomberg ticker                                             DBVEUSDB
Reuters code                                                .DBVEUSDB
Benchmark 1                                        S&P 500 (TR) Index
Bloomberg ticker of Benchmark 1                            SPTR Index
Benchmark 2                               iBoxx USD Treasury TR Index
Bloomberg ticker of Benchmark 2                          ITRROV Index
Index sponsor                                           Deutsche Bank
Index Currency                                                    USD

The DBIQ ImpAct Dollar Equity Volatility (Bid) Index was launched on September
26, 2007 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                  24

>

Deutsche Bank Liquid Alpha USD 5 Total Return S1 Index

                                                              REUTERS: .DBLAUT5J
                                                             BLOOMBERG: DBLAUT5J

Index Description

Liquid Alpha is a multi asset investment strategy which gives access to a diversified pool of alpha generating assets thanks to a dynamic allocation tool.
The Deutsche Bank Liquid Alpha USD Total Return Index 5% Volatility Target is
intended to reflect the combined total return performance of a number of indices referred to as Index Constituents, selected among S&P X-Alpha USD Total Return
Index (SPXADT), DB Commodity Harvest TR Index (DBCMHLTU), Deutsche Bank USD
Currency Harvest Balanced Funded Index (DBHVBUSF), DB Smart USD Index leveraged
5 times (DBSMARDI) and FED FUND Total Return Index (DBMMFED1). The Index targets an annual volatility of 5% and aims to maximise the expected return for that target. The Index is rebalanced quarterly and upon the occurrence of periods of sharply negative returns.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Monthly Performance

        2000      2001        2002      2003     2004      2005       2006         2007        2008       2009
Jan     1.7%      2.9%        1.2%      1.4%     0.9%      1.2%       1.6%         1.2%        0.2%       1.4%
Feb     1.3%     -0.2%        0.5%      0.7%     2.3%      2.7%       0.9%         0.9%        0.2%
Mar     0.5%      2.0%        1.8%     -0.3%     0.5%      0.5%       0.7%         1.6%        0.1%
Apr     1.1%      0.4%        2.6%      5.1%    -1.0%      0.7%       0.0%         1.8%        0.1%
May     2.3%      0.6%        0.6%      0.5%     0.2%      2.3%      -0.1%         1.8%        0.9%
Jun    -0.6%      0.8%        0.1%      2.8%     2.1%      2.6%       1.6%         0.7%       -0.2%
Jul     1.9%      0.0%        0.3%      0.3%     0.6%      0.6%       0.8%        -0.5%        1.0%
Aug     0.8%      0.5%        0.4%      1.3%     1.3%     -0.5%       1.8%        -2.1%       -0.7%
Sep     1.1%      1.3%        0.0%      1.1%     0.8%      2.8%       1.1%         2.2%       -3.8%
Oct     2.2%      1.1%       -1.0%      1.2%     0.4%      1.6%       0.5%         1.7%       -5.8%
Nov     1.2%      1.0%        2.9%      1.4%     2.3%      1.7%      -0.2%        -0.9%        0.0%
Dec     1.9%      1.3%        2.0%      1.1%     1.4%     -0.8%       2.5%         0.4%        0.8%

Year   16.5%     12.3%       12.1%     17.8%    12.6%     16.4%      11.5%         8.8%       -6.0%       1.4%

Historical Performance Through January 2009

                                             1 Month   3 Months  6 Months   YTD
Liquid Alpha USD 5 TR Index                     1.4%       2.3%     -8.0%   1.4%
MSCI World TR Index                            -8.7%     -11.8%    -37.8%  -8.7%
iBoxx USD Treasury TR Index                    -3.7%       5.8%      7.7%  -3.7%
Excess Return vs iBoxx USD Treasury TR Index    5.1%      -3.6%    -15.7%   5.1%
S&P X-Alpha USD TR Index                        2.0%       2.8%     -1.2%   2.0%
DB Commodity Harvest TR Index                  -2.9%     -10.1%    -41.9%  -2.9%
USD Currency Harvest Balanced Index            -0.8%      -6.9%    -26.6%  -0.8%
dbSMART 5x TR Index                             0.3%      -0.4%     -0.4%   0.3%
FED FUND TR Index                               0.0%       0.1%      0.5%   0.0%

            Annualised
1 year     3 years      5 years
  -6.2%        4.0%         8.2%
 -41.1%      -11.7%        -2.1%
   7.8%        7.6%         5.6%
 -14.0%       -3.6%         2.6%
  -5.7%        0.9%         7.8%
 -34.6%       -0.1%        13.7%
 -20.8%       -0.4%         6.3%
  -0.6%       -0.2%         0.1%
   1.7%        4.0%         3.4%

Performance Analysis  October 2002 - January 2009
                                      Index       Bench1       Bench2
Growth over period                   172.3%       -10.5%        84.9%
Compounded annual growth              10.5%        -1.1%         6.3%
Volatility                             4.3%        17.3%         4.8%
Sharpe ratio (3.51%)                   2.42    -    0.27         0.59
Maximum drawdown                     -10.0%       -48.4%        -4.8%
Start of max drawdown period       Aug-2008       Nov-2007   Jun-2003
End of max drawdown period         Jan-2009       Jan-2009   Feb-2004
Average monthly growth                 0.8%         0.1%         0.5%
Best monthly return                    5.1%         8.9%         5.5%
Worst monthly return                  -5.8%       -18.9%        -4.2%
% of months with gains                84.0%        54.6%        68.1%
Correlation versus:
MSCI World TR Index                    0.15         1.00        -0.26
iBoxx USD Treasury TR Index           -0.05        -0.26         1.00

Index Facts
Bloomberg ticker                                   DBLAUT5J
Reuters ticker                                    .DBLAUT5J
Benchmark 1                             MSCI World TR Index
Bloomberg ticker of Benchmark 1                GDDUWI Index
Benchmark 2                     iBoxx USD Treasury TR Index
Bloomberg ticker of Benchmark 2                ITRROV Index
Index sponsor                                 Deutsche Bank
Stocks weighting                                   Discreet
Rebalancing frequency                             Quarterly
Index Currency                                          EUR

The Deutsche Bank Liquid Alpha USD 5 Total Return S1 Index was launched on April
23, 2008 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 25

>

Deutsche Bank Liquid Alpha USD 5 Excess Return S1 Index

                                                              REUTERS: .DBLAUE5J
                                                             BLOOMBERG: DBLAUE5J

Index Description

Liquid Alpha is a multi asset investment strategy which gives access to a diversified pool of alpha generating assets thanks to a dynamic allocation tool.
The Deutsche Bank Liquid Alpha USD Total Return Index 5% Volatility Target is
intended to reflect the combined total return performance of a number of indices referred to as Index Constituents, selected among S&P X-Alpha USD Total Return
Index (SPXADT), DB Commodity Harvest TR Index (DBCMHLTU), Deutsche Bank USD
Currency Harvest Balanced Funded Index (DBHVBUSF), DB Smart USD Index leveraged
5 times (DBSMARDI) and FED FUND Total Return Index (DBMMFED1).The Deutsche Bank
Liquid Alpha USD Excess Return Index 5% Volatility Target reflects the performance of the Deutsche Bank Liquid USD Alpha Total Return Index 5%
Volatility Target minus the FED FUND performance. The Index targets an annual volatility of 5% and aims to maximise the expected return for that target. The
Index is rebalanced quarterly and upon the occurrence of periods of sharply negative returns.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Monthly Performance

-------------------------------------------------------------------------------------------------------------
      2000       2001       2002       2003       2004       2005       2006       2007       2008      2009
-------------------------------------------------------------------------------------------------------------
Jan   1.3%       2.4%       1.0%       1.3%       0.8%       1.0%       1.2%       0.7%      -0.1%      1.4%
Feb   0.8%      -0.7%       0.4%       0.6%       2.2%       2.5%       0.5%       0.5%       0.0%
Mar   0.0%       1.6%       1.7%      -0.4%       0.4%       0.2%       0.3%       1.1%      -0.2%
Apr   0.7%       0.0%       2.4%       5.0%      -1.1%       0.5%      -0.4%       1.3%      -0.1%
May   1.7%       0.2%       0.5%       0.4%       0.2%       2.1%      -0.5%       1.3%       0.7%
Jun  -1.2%       0.5%       0.0%       2.8%       2.1%       2.3%       1.2%       0.3%      -0.4%
Jul   1.4%      -0.3%       0.1%       0.2%       0.5%       0.4%       0.3%      -1.0%       0.8%
Aug   0.2%       0.2%       0.3%       1.2%       1.2%      -0.9%       1.4%      -2.6%      -0.9%
Sep   0.6%       1.0%      -0.1%       1.1%       0.7%       2.5%       0.6%       1.8%      -4.0%
Oct   1.6%       0.9%      -1.1%       1.1%       0.3%       1.3%       0.0%       1.2%      -6.0%
Nov   0.7%       0.8%       2.8%       1.3%       2.1%       1.3%      -0.6%      -1.3%       0.0%
Dec   1.4%       1.1%       1.9%       1.0%       1.2%      -1.2%       2.0%       0.1%       0.8%
-------------------------------------------------------------------------------------------------------------
Year  9.5%       8.0%      10.3%      16.5%      11.1%      12.8%       6.2%       3.5%      -7.9%      1.4%
-------------------------------------------------------------------------------------------------------------

Historical Performance Through January 2009

                                      1 Month   3 Months   6 Months     YTD
Liquid Alpha USD 5 ER Index              1.4%       2.2%      -8.5%     1.4%
MSCI World TR Index                     -8.7%     -11.8%     -37.8%    -8.7%
iBoxx USD Treasury TR Index             -3.7%       5.8%       7.7%    -3.7%
S&P X-Alpha USD TR Index                 2.0%       2.8%      -1.2%     2.0%
DB Commodity Harvest TR Index           -2.9%     -10.1%     -41.9%    -2.9%
USD Currency Harvest Balanced Index     -0.8%      -6.9%     -26.6%    -0.8%
dbSMART 5x TR Index                      0.3%      -0.4%      -0.4%     0.3%
Unallocated                              0.0%       0.1%       0.5%     0.0%

        Annualised
----------------------------
 1 year   3 years    5 years
  -7.7%      0.0%       4.7%
 -41.1%    -11.7%      -2.1%
   7.8%      7.6%       5.6%
  -5.7%      0.9%       7.8%
 -34.6%     -0.1%      13.7%
 -20.8%     -0.4%       6.3%
  -0.6%     -0.2%       0.1%
   1.7%      4.0%       3.4%

Performance Analysis  October 2002 - January 2009
                                 Index        Bench1       Bench2
Growth over period               93.6%        -10.5%        84.9%
Compounded annual growth          6.8%         -1.1%         6.3%
Volatility                        4.3%         17.3%         4.8%
Sharpe ratio (3.51%)              1.57    -     0.27         0.59
Maximum drawdown                -11.4%        -48.4%        -4.8%
Start of max drawdown period  Jul-2007        Nov-2007   Jun-2003
End of max drawdown period    Jan-2009        Jan-2009   Feb-2004
Average monthly growth            0.6%          0.1%         0.5%
Best monthly return               5.0%          8.9%         5.5%
Worst monthly return             -6.0%        -18.9%        -4.2%
% of months with gains           75.6%         54.6%        68.1%
Correlation versus:
MSCI World TR Index               0.15          1.00       -0.31
iBoxx USD Treasury TR Index      -0.05         -0.31        1.00

Index Facts
Bloomberg ticker                                        DBLAUE5J
Reuters ticker                                         .DBLAUE5J
Benchmark 1                                  MSCI World TR Index
Bloomberg ticker of Benchmark 1                     GDDUWI Index
Benchmark 2                          iBoxx USD Treasury TR Index
Bloomberg ticker of Benchmark 2                     ITRROV Index
Index sponsor                                      Deutsche Bank
Stocks weighting                                        Discreet
Rebalancing frequency                                  Quarterly
Index Currency                                               EUR

The Deutsche Bank Liquid Alpha USD 5 Excess Return S1 Index was launched on
April 23, 2008 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 26

>

Deutsche Bank US ValueGrowth Select Index

                                                                REUTERS: .DBUSVG
                                                             BLOOMBERG: DBUSUSVG

Index Description

The ValueGrowth Select Index comprises either the Eurozone Value Index or the
Eurozone Growth Index as the Index Constituent and is reconstituted on a quarterly basis based on which of the Selection Pool Indices has the higher trailing 12 month Sharpe Ratio on the relevant Index Selection Date. The
Eurozone Value Index is intended to reflect the total return performance of fifteen shares with a high Dividend Yield. The shares constituting the Eurozone
Value Index will be reconstituted on a quarterly basis. The Eurozone Growth
Index is intended to reflect the total return performance of fifteen shares with a high Price Momentum and Long Term Growth Rate.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Monthly Performance

-------------------------------------------------------------------------------------------------------------------
       1999      2000      2001       2002      2003      2004       2005      2006      2007       2008      2009
-------------------------------------------------------------------------------------------------------------------
Jan   15.9%     -3.7%      0.9%      -1.0%     -3.5%      1.7%      -6.3%      4.0%      1.3%     -11.7%     -8.8%
Feb   -9.5%     19.5%     -3.6%     -10.3%      3.4%     -1.5%      -0.6%     -2.3%     -1.8%      -5.2%
Mar    9.4%      3.1%     -5.9%       6.9%      0.9%     -2.2%      -1.9%      2.0%      0.6%       2.1%
Apr    1.4%    -14.2%      8.7%     -12.1%      8.6%     -2.6%      -4.2%     -0.2%      5.4%       7.6%
May   -2.2%    -11.9%      1.6%      -5.6%      8.3%      0.2%       2.5%     -7.1%      3.2%       0.0%
Jun    9.9%     13.2%     -3.8%      -6.9%      0.3%      2.4%      -1.8%     -0.3%      0.3%     -10.2%
Jul   -1.1%     -4.1%      0.2%      -5.5%      6.3%     -2.8%       3.6%      5.1%     -0.1%       0.2%
Aug    5.5%     13.0%     -5.4%      -0.8%      5.0%      0.3%      -2.4%      1.7%      2.9%       2.9%
Sep    0.5%    -12.4%    -11.1%     -12.4%     -2.8%     -0.9%       1.3%      2.6%      5.1%     -15.4%
Oct    9.5%     -8.1%      2.6%      10.6%      8.6%     -0.5%      -1.4%      3.4%      7.1%     -15.8%
Nov   12.5%     -6.1%      8.6%       5.9%      0.6%      5.2%       5.9%      1.2%     -6.7%      -5.3%
Dec   25.0%      3.6%      1.7%      -6.2%      3.1%      3.2%      -1.6%      2.0%     -0.2%      -0.6%
-------------------------------------------------------------------------------------------------------------------
Year 102.0%    -13.9%     -7.1%     -33.8%     45.1%      2.2%      -7.2%     12.1%     17.7%     -42.8%     -8.8%
---- ------    ------     -----     ------     -----      ----      -----     -----     -----     ------     -----

Historical Performance Through January 2009

                                                      1 Month
US ValueGrowth Select Index                            -8.8%
S&P 500 (TR) Index                                     -8.6%
Excess Return vs S&P 500 (TR) Index                    -0.3%

                                       Annualised
                              ---------------------------------------------
3 Months   6 Months     YTD   1 year     3 years      5 years    10 years
  -14.2%     -37.0%   -8.8%    -41.0%      -12.8%        -8.5%       -1.3%
  -14.7%     -34.8%   -8.6%    -40.1%      -13.6%        -6.1%       -4.3%
    0.6%      -2.2%   -0.3%     -0.9%        0.7%        -2.4%        2.9%

Performance Analysis  January 1999 - January 2009

                                             Index        Bench1
Growth over period                            1.2%        -32.8%
Compounded annual growth                      0.1%         -3.9%
Volatility                                   29.3%         21.1%
Sharpe ratio (3.48%)             -            0.11   -      0.35
Maximum drawdown                            -59.4%        -46.7%
Start of max drawdown period              Apr-2000      Nov-2007
End of max drawdown period                Jan-2009      Jan-2009
Average monthly growth                        0.2%         -0.2%
Best monthly return                          25.0%          9.7%
Worst monthly return                        -15.8%        -16.9%
% of months with gains                       53.7%         54.5%
12 Month Correlation versus:
S&P 500 (TR) Index                            0.96          1.00

Index Facts

Bloomberg ticker                              DBUSUSVG
Reuters code                                   .DBUSVG
Benchmark 1                         S&P 500 (TR) Index
Bloomberg ticker of Benchmark 1              SPX Index
Index sponsor                            Deutsche Bank
Rebalancing frequency                        Quarterly
Index Currency                                     USD

The Deutsche Bank US ValueGrowth Select Index was launched on May 31, 2001 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 27

>

Deutsche Bank ValueGrowth Select Total Return Index

                                                                 REUTERS: .DBVGS
                                                              BLOOMBERG: DBEEVGS
Index Description

The ValueGrowth Select Index comprises either the Eurozone Value Index or the
Eurozone Growth Index as the Index Constituent and is reconstituted on a quarterly basis based on which of the Selection Pool Indices has the higher trailing 12 month Sharpe Ratio on the relevant Index Selection Date. The
Eurozone Value Index is intended to reflect the total return performance of fifteen shares with a high Dividend Yield. The shares constituting the Eurozone
Value Index will be reconstituted on a quarterly basis. The Eurozone Growth
Index is intended to reflect the total return performance of fifteen shares with a high Price Momentum and Long Term Growth Rate.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Monthly Performance

------------------------------------------------------------------------------------------------------------------
      1999      2000      2001       2002      2003      2004       2005      2006      2007       2008      2009
------------------------------------------------------------------------------------------------------------------
Jan   3.4%     -1.3%      6.3%      -2.3%     -4.9%      2.8%       1.5%      5.0%      4.4%     -12.7%     -5.3%
Feb   0.8%     18.6%     -2.9%      -0.8%     -0.5%      2.3%       2.3%      5.3%     -1.0%      -1.4%
Mar  -0.3%     -6.3%     -3.9%       1.9%     -5.6%     -4.8%      -0.5%      3.1%      4.6%      -1.8%
Apr  -0.5%     -0.8%      5.6%      -1.2%     12.7%     -2.9%      -5.1%     -1.3%      4.0%       3.4%
May  -0.1%     -1.8%     -1.4%      -2.7%      3.9%      0.6%       4.0%     -5.3%      5.3%       0.9%
Jun   4.4%      4.2%     -2.9%     -13.0%      1.3%      0.6%       2.6%     -1.2%     -1.2%     -13.6%
Jul  -1.6%      4.6%     -1.3%     -10.1%      5.7%     -1.4%       3.1%      0.0%     -3.9%      -1.2%
Aug   4.4%      3.5%     -2.2%       2.9%      2.2%     -0.7%      -1.3%      4.2%     -1.5%       4.3%
Sep  -3.2%      1.1%    -11.6%     -22.1%     -9.2%      1.3%       4.8%      1.5%      1.0%     -13.9%
Oct   6.8%      5.2%      2.2%      15.8%     10.3%      3.0%      -2.9%      4.0%      5.1%     -15.1%
Nov  12.9%     -1.6%      5.4%      12.5%      1.5%      3.3%       4.9%     -1.3%      0.7%      -5.7%
Dec  21.2%      2.0%      0.5%     -12.2%      1.8%      4.0%       3.5%      3.1%     -1.3%      -6.2%
------------------------------------------------------------------------------------------------------------------
Year 56.7%     28.6%     -7.4%     -31.9%     18.5%      8.2%      17.6%     18.1%     16.8%     -49.2%     -5.3%
------------------------------------------------------------------------------------------------------------------

[GRAPHIC OMITTED]

Historical Performance Through January 2009
                                              1 Month    3 Months    6 Months     YTD
ValueGrowth Select Total Return Index           -5.3%      -16.3%      -36.1%   -5.3%
S&P 500 (TR) Index                              -8.4%      -14.1%      -33.9%   -8.4%
Excess Return vs S&P 500 (TR) Index              3.1%       -2.2%       -2.1%    3.1%

               Annualised
------------------------------------
1 year   3 years  5 years   10 years
-44.9%    -14.2%    -3.9%       2.1%
-38.6%    -11.8%    -4.2%      -2.6%
 -6.3%     -2.4%     0.3%       4.7%

Performance Analysis  January 1999 - January 2009
                                          Index       Bench1
Growth over period                        27.2%       -20.3%
Compounded annual growth                   2.4%        -2.2%
Volatility                                23.6%        21.1%
Sharpe ratio (3.2%)                 -      0.03   -     0.26
Maximum drawdown                         -52.6%       -45.1%
Start of max drawdown period           Jun-2007     Nov-2007
End of max drawdown period             Jan-2009     Jan-2009
Average monthly growth                     0.4%        -0.1%
Best monthly return                       21.2%         9.8%
Worst monthly return                     -22.1%       -16.8%
% of months with gains                    53.7%        56.2%
12 Month Correlation versus:
S&P 500 (TR) Index                         0.56         1.00

Index Facts
Bloomberg ticker                             DBEEVGS
Reuters code                                  .DBVGS
Benchmark 1                       S&P 500 (TR) Index
Bloomberg ticker of Benchmark 1           SPTR Index
Index sponsor                          Deutsche Bank
Stocks weighting                               Equal
Rebalancing frequency                      Quarterly
Index Currency                                   EUR

The Deutsche Bank ValueGrowth Select Total Return Index was launched on January
03, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 28

>

Deutsche Bank Global Yield US Total Return Index

                                                              REUTERS: .DBGYUSTR
                                                             BLOOMBERG: DBUSGYTR
Index Description

The US Dividend Strategy Index is intended to reflect the total return performance of the fifteen shares in the S&P 500 Index having a high Dividend
Yield relative to other shares in the S&P 500 Index. The dividend yield is calculated by dividing the Last Dividend by the Closing Price on the applicable
Selection Date. The Last Dividend is defined as the last annual Dividend or the sum of the last four quarterly or two semi- annual Dividends during the last 12 months.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Monthly Performance

--------------------------------------------------------------------------------------------------------------------
        1999      2000      2001       2002      2003      2004       2005      2006      2007       2008      2009
--------------------------------------------------------------------------------------------------------------------
Jan    -1.7%     -1.3%      4.5%      -0.2%     -2.6%      1.0%      -3.9%      1.8%      1.2%       2.3%    -17.7%
Feb    -1.1%     -9.8%      1.0%       0.1%     -4.1%      2.2%       1.8%      2.9%     -1.6%      -8.2%
Mar     2.1%     15.7%      0.8%       7.0%     -3.2%     -2.3%      -2.5%      1.4%      0.5%      -1.3%
Apr    13.1%     -1.2%      4.4%       0.4%      8.6%     -0.2%       1.2%      2.7%      1.7%       4.0%
May    -1.6%      6.0%      2.4%       1.3%      9.7%     -0.1%       1.2%     -2.5%      3.2%      -2.3%
Jun     2.8%    -12.6%     -2.1%      -5.3%      2.9%      0.3%      -0.1%      2.2%     -2.9%     -12.6%
Jul    -4.3%      1.2%     -0.1%     -11.2%     -3.8%      0.7%       1.7%      3.6%     -4.8%       6.3%
Aug    -1.7%     11.1%     -1.0%       4.8%     -0.4%      3.2%      -1.6%      1.0%      2.5%       2.9%
Sep    -5.8%      2.9%     -5.2%     -14.1%      0.6%      0.5%      -0.1%      2.6%      1.6%      -0.6%
Oct     7.3%      2.6%     -1.6%       3.1%      6.6%      0.2%      -0.6%      1.8%     -1.2%     -12.0%
Nov    -5.6%     -5.4%      3.2%       7.7%      1.4%      3.1%       3.5%     -0.1%     -5.4%     -10.9%
Dec    -5.3%     10.0%      2.8%      -2.3%      8.7%      5.1%       1.2%      4.3%     -6.6%       3.8%
--------------------------------------------------------------------------------------------------------------------
Year   -3.5%     16.3%      8.9%     -10.7%     25.5%     14.4%       1.5%     23.7%    -11.6%     -27.2%    -17.7%
--------------------------------------------------------------------------------------------------------------------

Historical Performance Through January 2009

                                                     1 Month  3 Months   6 Months     YTD
Global Yield US Total Return Index                    -17.7%    -23.8%     -31.5%  -17.7%
S&P 500 (TR) Index                                     -8.4%    -14.1%     -33.9%   -8.4%
DJ High Yield Select 10 (TR) Index                    -17.9%    -27.3%     -38.0%  -17.9%
Excess Return vs S&P 500 (TR) Index                    -9.2%     -9.7%       2.5%   -9.2%
Excess Return vs DJ High Yield Select 10 (TR) Index     0.2%      3.5%       6.5%    0.2%

                Annualised
--------------------------------------------
 1 year     3 years     5 years   10 years
 -41.4%      -13.7%       -5.5%       0.6%
 -38.6%      -11.8%       -4.2%      -2.6%
 -50.9%      -13.8%       -7.6%        N/A
  -2.8%       -1.9%       -1.3%       3.2%
   9.5%        0.1%        2.1%        N/A

Performance Analysis  January 1999 - January 2009
                                          Index        Bench1         Bench2
Growth over period                         4.3%        -20.3%         -22.9%
Compounded annual growth                   0.4%         -2.2%          -3.2%
Volatility                                21.7%         21.1%          23.8%
Sharpe ratio (3.48%)                -      0.14   -      0.27    -      0.28
Maximum drawdown                         -49.6%        -45.1%         -54.8%
Start of max drawdown period           Jun-2007      Nov-2007       Nov-2007
End of max drawdown period             Jan-2009      Jan-2009       Jan-2009
Average monthly growth                     0.2%         -0.1%          -0.1%
Best monthly return                       15.7%          9.8%          11.4%
Worst monthly return                     -17.7%        -16.8%         -17.9%
% of months with gains                    56.2%         56.2%          54.6%
12 Month Correlation versus:
S&P 500 (TR) Index                         0.93          1.00           0.94
DJ High Yield Select 10 (TR) Index         0.95          0.94           1.00

Index Facts
Bloomberg ticker                                            DBUSGYTR
Reuters code                                               .DBGYUSTR
Benchmark 1                                       S&P 500 (TR) Index
Bloomberg ticker of Benchmark 1                           SPTR Index
Benchmark 2                       DJ High Yield Select 10 (TR) Index
Bloomberg ticker of Benchmark 2                           MUTR Index
Index sponsor                                          Deutsche Bank
Number of stocks                                                  15
Stocks weighting                                               Equal
Rebalancing frequency                                      Quarterly
Index Currency                                                   USD

The Deutsche Bank Global Yield US Total Return Index was launched on January 31,
2004 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
-------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                  29

>

Deutsche Bank Global Yield Euro Total Return Index

                                                              REUTERS: .DBGYEUTR
                                                             BLOOMBERG: DBEEGYTR

Index Description

The Euro Dividend Strategy Index is intended to reflect the total return performance of twenty-five shares in the Dow Jones EURO STOXX Large Index having a high Dividend Yield relative to other shares in the Dow Jones EURO STOXX Large
Index. The dividend yield is calculated by dividing the Last Dividend by the
Closing Price on the applicable Selection Date. The Last Dividend is defined as the last annual Dividend or the sum of the last four quarterly or two semi-annual Dividends during the last 12 months.

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Monthly Performance
 -------------------------------------------------------------------------------------------------------------------
        1999       2000      2001      2002       2003      2004      2005      2006       2007      2008      2009
 -------------------------------------------------------------------------------------------------------------------
 Jan    1.2%      -9.3%      2.5%      1.0%      -3.8%      1.5%      2.7%      4.8%       2.5%    -11.9%    -14.6%
 Feb   -0.2%       1.8%     -4.5%      0.3%      -1.5%      2.1%      3.4%      5.1%      -1.7%     -4.0%
 Mar    6.8%       6.0%     -2.4%      6.5%      -5.2%     -1.8%      0.4%      2.6%       2.6%     -1.6%
 Apr    9.5%       2.2%      5.6%     -0.4%      13.3%      2.8%     -3.7%     -0.3%       5.1%      8.4%
 May   -2.9%       3.0%      1.3%     -0.5%       1.7%      0.3%      4.3%     -3.8%       3.4%     -0.3%
 Jun    4.0%       1.2%     -1.6%     -6.6%       3.1%      3.4%      3.9%      0.9%      -2.1%    -14.1%
 Jul   -2.4%       3.8%     -1.7%    -14.9%       4.4%     -0.3%      3.3%      1.7%      -3.4%     -1.5%
 Aug    5.8%       2.9%     -1.5%      4.3%       3.0%     -0.4%      0.2%      4.4%      -0.1%      3.3%
 Sep   -1.7%      -2.0%    -12.1%    -15.0%      -5.6%      2.7%      5.7%      2.7%       0.8%    -11.4%
 Oct    2.3%       5.9%      2.9%      7.9%       5.0%      3.3%     -2.7%      4.1%       1.8%    -23.1%
 Nov    5.1%      -1.4%      3.9%      5.6%       1.8%      1.8%      3.8%     -0.8%      -2.5%     -9.8%
 Dec    8.2%       0.8%      2.9%     -6.6%       3.8%      2.4%      3.3%      3.5%      -1.9%      3.5%
 -------------------------------------------------------------------------------------------------------------------
 Year  40.6%      14.9%     -6.0%    -19.9%      20.0%     19.4%     26.9%     27.4%       4.3%    -50.1%    -14.6%
 -------------------------------------------------------------------------------------------------------------------

Historical Performance Through January 2009

                                            1 Month   3 Months   6 Months     YTD
Global Yield Euro Total Return Index         -14.6%     -20.3%     -43.9%  -14.6%
EuroSTOXX 50 (TR) Index                       -8.4%     -13.1%     -32.9%   -8.4%
Excess Return vs EuroSTOXX 50 (TR) Index      -6.2%      -7.2%     -11.0%   -6.2%

             Annualised
----------------------------------------
 1 year   3 years  5 years  10 years
 -51.6%    -18.5%    -3.3%      2.1%
 -38.9%    -12.9%    -2.1%     -2.4%
 -12.7%     -5.6%    -1.3%      4.6%

Performance Analysis  January 1999 - January 2009
                                      Index       Bench1
Growth over period                    25.2%       -17.1%
Compounded annual growth               2.3%        -1.8%
Volatility                            22.2%        24.5%
Sharpe ratio (3.2%)              -     0.04   -     0.21
Maximum drawdown                     -60.5%       -59.9%
Start of max drawdown period       Jun-2007     May-2000
End of max drawdown period         Jan-2009     Jan-2009
Average monthly growth                 0.3%         0.0%
Best monthly return                   13.3%        14.7%
Worst monthly return                 -23.1%       -18.6%
% of months with gains                61.2%        55.4%
12 Month Correlation versus:
EuroSTOXX 50 (TR) Index                0.93         1.00

Index Facts
Bloomberg ticker                               DBEEGYTR
Reuters code                                  .DBGYEUTR
Benchmark 1                     EuroSTOXX 50 (TR) Index
Bloomberg ticker of Benchmark 1              SX5T Index
Index sponsor                             Deutsche Bank
Number of stocks                                     25
Stocks weighting                                  Equal
Rebalancing frequency                         Quarterly
Index Currency                                      EUR

The Deutsche Bank Global Yield Euro Total Return Index was launched on January
31, 2004 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                 30

>
Deutsche Bank Global Yield AP Total Return Index              REUTERS: .DBGYAPTR
                                                             BLOOMBERG: DBAPGYTR

Index Description
--------------------------------------------------------------------------------
The Asia Pacific Dividend Strategy Index is intended to reflect the total return performance of the ten shares in the MSCI Japan Index, MSCI Hong Kong
Index, MSCI Singapore Index or MSCI Australia Index having a high Dividend
Yield relative to other shares in those Indices. The dividend yield is calculated by dividing the Last Dividend by the Closing Price on the applicable
Selection Date. The Last Dividend is defined as the last annual Dividend or the sum of the last four quarterly or two semi- annual Dividends during the last 12 months.

Absolute Return
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

12 Months Volatlity
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Cumulative Excess Index vs MSCI Asia Pacific (TR) Index
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
--------------------------------------------------------------------------
        1999  2000  2001  2002  2003  2004  2005  2006  2007   2008  2009
--------------------------------------------------------------------------
Jan    -1.9% -8.7% -2.6% -1.2%  0.5%  3.1% -1.5%  3.8%  1.4%  -6.6% -9.3%
Feb    -2.6% -5.2%  0.3%  3.6%  0.8%  1.7%  2.3%  3.4%  2.2%  -1.1%
Mar     9.7% -1.8% -9.6%  1.1%  0.4%  2.1% -0.8% -1.2%  1.5%   0.1%
Apr    14.2%  5.5%  3.4%  2.8%  2.9% -2.2%  0.3%  5.3%  0.4%   6.9%
May    -7.5% -1.5%  2.4%  4.7%  2.8%  0.7%  0.6% -3.9%  1.6%   1.6%
Jun     4.1%  7.7%  0.1% -1.0%  0.0%  0.5%  1.2% -2.6% -2.1%  -5.4%
Jul     2.0% -2.4% -1.0% -2.7% -0.3% -0.2%  3.4%  1.5%  0.9%  -0.8%
Aug    -1.0%  0.3% -2.0%  2.7%  2.1%  3.3% -1.2%  6.9% -1.4%  -3.3%
Sep     0.7% -0.8% -9.5% -1.5%  4.4%  1.4%  3.8% -0.5%  6.6%  -6.2%
Oct     1.3%  1.6%  4.3%  2.1%  2.1%  4.5% -3.3%  4.2%  5.6% -16.6%
Nov     4.9%  2.2%  6.7%  1.2%  1.8%  5.0%  1.5%  4.2% -2.1% -10.6%
Dec    -0.9%  2.5%  1.6% -2.6%  4.8%  2.3%  1.1%  7.8% -1.2%  10.9%
--------------------------------------------------------------------------
Year   23.3% -1.7% -7.0%  9.2% 24.5% 24.1%  7.4% 32.1% 13.7% -29.2% -9.3%
--------------------------------------------------------------------------

Annual Returns
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through January 2009
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  Annualised
                                                                                       -----------------------------------
                                                 1 Month  3 Months   6 Months     YTD  1 year    3 years 5 years  10 years
Global Yield AP Total Return Index                 -9.3%    -10.1%     -31.9%   -9.3%  -31.3%      -2.4%    4.5%      7.2%
MSCI Asia Pacific (TR) Index                       -7.2%     -3.0%     -36.5%   -7.2%  -40.7%     -12.1%    0.4%       N/A
Excess Return vs MSCI Asia Pacific (TR) Index      -2.2%     -7.1%       4.6%   -2.2%    9.4%       9.7%    4.1%       N/A
--------------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1999 - January 2009
--------------------------------------------------
                                   Index    Bench1
Growth over period                 97.1%      6.3%
Compounded annual growth            7.0%      0.8%
Volatility                         17.6%     21.0%
Sharpe ratio (3.48%)                0.20 -    0.13
Maximum drawdown                  -38.3%    -50.5%
Start of max drawdown
period                          Nov-2007  Nov-2007
End of max drawdown period      Jan-2009  Jan-2009
Average monthly growth              0.7%      0.2%
Best monthly return                14.2%      8.6%
Worst monthly return              -16.6%    -19.7%
% of months with gains             62.0%     55.7%
12 Month Correlation
versus:
MSCI Asia Pacific (TR)
Index                               0.88      1.00
--------------------------------------------------

Index Facts
------------------------------------------------------------
Bloomberg ticker                                    DBAPGYTR
Reuters code                                       .DBGYAPTR
Benchmark 1                     MSCI Asia Pacific (TR) Index
Bloomberg ticker of Benchmark 1               NDUEACAP Index
Index sponsor                                  Deutsche Bank
Number of stocks                                          10
Stocks weighting                                       Equal
Rebalancing frequency                              Quarterly
Index Currency                                           USD
------------------------------------------------------------

The Deutsche Bank Global Yield AP Total Return Index was launched on January
31, 2004 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  31

>

Deutsche Bank E-REV Europe Total Return Index                 REUTERS: .DBEEERET
                                                             BLOOMBERG: DBEEERET

Index Description
--------------------------------------------------------------------------------
The E-REV Europe Index is intended to reflect the total return performance of twenty shares with a high Estimate Revision Ratio selected from the Dow Jones
Euro STOXX Large Index. The Estimate Revision Ratio for a share is defined as the number of upward revisions on the selection date minus the number of downward revisions on the selection date, divided by the number of estimates for such share.

Absolute Return
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

12 Months Volatlity
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Cumulative Excess Index vs EuroSTOXX 50 (TR) Index
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
--------------------------------------------------------------------------
        1999  2000  2001   2002  2003  2004  2005 2006  2007   2008  2009
--------------------------------------------------------------------------
Jan     3.2% -5.7% -0.5%  -5.1% -4.3%  2.6%  1.9% 4.2%  1.9% -13.0% -4.1%
Feb     0.0%  5.4% -4.6%  -1.6% -3.8%  1.0%  3.2% 4.5% -1.3%  -3.3%

Mar     2.5%  2.4% -2.0%   3.9% -4.3% -2.9% -1.6% 2.9%  3.9%  -4.8%
Apr     2.1%  3.7%  7.9%  -3.7% 15.6%  0.3% -3.2% 0.1%  6.3%   4.8%

May    -0.4% -2.3%  0.3%  -2.7%  0.5% -1.3%  2.6%-5.3%  3.7%   2.5%
Jun     1.9%  2.0% -1.9%  -6.2%  2.5%  2.6%  3.4% 0.6%  0.2% -11.0%

Jul     0.2%  4.7% -2.7% -12.1%  4.8% -0.6%  4.7% 0.9% -4.4%  -1.1%
Aug     4.5%  3.9% -6.3%   2.3%  3.5% -0.7% -1.1% 4.9% -2.1%  -0.9%
Sep     0.1% -4.9% -7.0% -14.1% -7.4%  2.4%  6.4% 3.4%  1.7% -10.4%
Oct     3.7%  4.6%  5.8%   7.1%  8.1%  0.3% -3.2% 1.6%  2.7%  -8.8%
Nov    11.6% -2.9%  3.5%   3.0%  1.2%  3.0%  4.5% 0.0% -5.9%  -9.6%
Dec    13.9%  1.5%  3.6% -10.0%  3.0%  1.8%  4.5% 4.6% -0.3%  -0.8%
--------------------------------------------------------------------------
Year   51.4% 12.2% -4.9% -34.6% 18.9%  8.6% 23.6%24.3%  5.8% -44.9% -4.1%
--------------------------------------------------------------------------

Annual Returns
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through January 2009
-----------------------------------------------------------------------------------------------------------------
                                                                                            Annualised
                                                                               ----------------------------------
                                            1 Month  3 Months  6 Months    YTD  1 year  3 years 5 years  10 years
E-REV Europe Total Return Index               -4.1%    -14.0%    -30.3%  -4.1%  -39.3%   -12.6%   -1.9%      1.3%
EuroSTOXX 50 (TR) Index                       -8.4%    -13.1%    -32.9%  -8.4%  -38.9%   -12.9%   -2.1%     -2.4%
Excess Return vs EuroSTOXX 50 (TR) Index       4.4%     -0.9%      2.7%   4.4%   -0.4%     0.3%    0.2%      3.7%
-----------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1999 - January 2009
-----------------------------------------------------------
                                          Index      Bench1
Growth over period                        17.1%      -17.1%
Compounded annual growth                   1.6%       -1.8%
Volatility                                21.3%       24.5%
Sharpe ratio (3.2%)                  -     0.08  -     0.21
Maximum drawdown                         -51.5%      -59.9%
Start of max drawdown period           Jul-2007    May-2000
End of max drawdown period             Jan-2009    Jan-2009
Average monthly growth                     0.3%        0.0%
Best monthly return                       15.6%       14.7%
Worst monthly return                     -14.1%      -18.6%
% of months with gains                    58.7%       55.4%
12 Month Correlation versus:
EuroSTOXX 50 (TR) Index                    0.85        1.00
-----------------------------------------------------------

Index Facts
----------------------------------------------------------
Bloomberg ticker                                  DBEEERET
Reuters code                                     .DBEEERET
Benchmark 1                        EuroSTOXX 50 (TR) Index
Bloomberg ticker of Benchmark 1                 SX5T Index
Index sponsor                                Deutsche Bank
Number of stocks                                        20
Stocks weighting                                     Equal
Rebalancing frequency                            Quarterly
Index Currency                                         EUR
----------------------------------------------------------

The Deutsche Bank E-REV Europe Total Return Index was launched on April 25,
2003 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  32

>

Deutsche Bank E-REV Japan Total Return Index                    REUTERS: .DBERJT
                                                             BLOOMBERG: DBAPERJT

Index Description

The E-REV Japan Index is intended to reflect the total return performance of twenty shares with a high Estimate Revision Ratio selected from the TOPIX 100
Index. The Estimate Revision Ratio for a share is defined as the number of upward revisions on the selection date minus the number of downward revisions on the selection date, divided by the number of estimates for such share.

Absolute Return
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

12 Months Volatlity
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Cumulative Excess Index vs TOPIX 100 (TR) Index
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
 -----------------------------------------------------------------------
        1999  2000  2001  2002  2003  2004  2005  2006  2007  2008 2009
 -----------------------------------------------------------------------
 Jan    0.5% -6.3%  4.9% -9.5% -5.8% -0.6% -1.0%  4.6%  1.8%-11.4%-9.6%
 Feb   -0.1% -1.3%-10.0%  0.4% -2.6%  3.1%  4.6% -3.6%  2.1% -1.2%
 Mar   13.2%  7.6%  3.0%  2.3% -3.2%  6.8% -0.1%  6.9%  1.3%-10.8%
 Apr    6.5% -2.3%  5.9%  3.2% -0.6% -1.6% -4.9% -0.1%  0.3% 12.0%
 May   -1.5% -6.4% -2.4%  2.8%  4.2% -1.9%  3.2% -9.1%  4.4%  4.3%
 Jun    8.7%  6.3%  2.5% -5.9%  5.6%  1.5%  2.0%  1.6%  3.5% -3.1%
 Jul    1.1% -7.8% -8.4% -7.4%  3.1% -5.5%  1.7%  0.0% -1.9% -2.8%
 Aug   -3.5% -0.2%-10.1% -2.5%  1.7% -1.3%  6.2%  4.4% -6.2% -4.3%
 Sep    4.8% -5.7% -2.9% -1.5% -3.9% -2.4% 14.8%  1.6%  6.7%-18.9%
 Oct    2.8% -3.0%  2.9% -5.5%  2.3%  0.1%  1.2%  2.0% -0.9%-22.3%
 Nov    6.3% -1.3% -1.7%  6.7% -2.1%  1.1%  7.2% -0.6%-10.2% -6.3%
 Dec   15.9% -6.8%  0.4% -4.4%  4.2%  3.9%  6.4%  7.2% -3.4%  1.1%
 -----------------------------------------------------------------------
 Year  67.7%-25.1%-16.4%-20.5%  2.0%  2.5% 48.1% 14.8% -3.6%-50.9%-9.6%
 -----------------------------------------------------------------------

Annual Returns
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through January 2009
--------------------------------------------------------------------------------------------------------------
                                                                                        Annualised
                                                                            ----------------------------------
                                        1 Month  3 Months  6 Months    YTD   1 year  3 years 5 years  10 years
E-REV Japan Total Return Index            -9.6%    -14.4%    -48.3%  -9.6%   -49.9%   -22.3%   -5.6%     -4.5%
TOPIX 100 (TR) Index                      -7.5%    -11.4%    -42.1%  -7.5%   -43.1%   -21.5%   -5.5%     -4.0%
Excess Return vs TOPIX 100 (TR) Index     -2.2%     -2.9%     -6.2%  -2.2%    -6.8%    -0.7%   -0.1%     -0.5%
--------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1999 - January 2009
-----------------------------------------------------------
                                          Index      Bench1
Growth over period                       -36.5%      -30.4%
Compounded annual growth                  -4.4%       -3.5%
Volatility                                24.3%       24.5%
Sharpe ratio (0.2%)                  -     0.19  -     0.15
Maximum drawdown                         -62.6%      -61.0%
Start of max drawdown period           Jul-2007    Jan-2000
End of max drawdown period             Jan-2009    Jan-2009
Average monthly growth                    -0.2%       -0.1%
Best monthly return                       15.9%       14.9%
Worst monthly return                     -22.3%      -21.4%
% of months with gains                    50.4%       52.1%
12 Month Correlation versus:
TOPIX 100 (TR) Index                       0.96        1.00
-----------------------------------------------------------

Index Facts
----------------------------------------------------------
Bloomberg ticker                                  DBAPERJT
Reuters code                                       .DBERJT
Benchmark 1                           TOPIX 100 (TR) Index
Bloomberg ticker of Benchmark 1              TPXD100 Index
Index sponsor                                Deutsche Bank
Number of stocks                                        20
Stocks weighting                                     Equal
Rebalancing frequency                            Quarterly
Index Currency                                         JPY
----------------------------------------------------------

The Deutsche Bank E-REV Japan Total Return Index was launched on April 25, 2003 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  33

>

Deutsche Bank SectorLeader Total Return Index                     REUTERS: .DSLE
                                                              BLOOMBERG: DBEESLE

Index Description
--------------------------------------------------------------------------------
The Sectorleader Index is intended to reflect the total return performance of four market sector indices with a high Moving Average Momentum Ratio contained in the Dow Jones Euro STOXX market sector return indices as included in the sector classifications as published by STOXX Limited. The Moving Average
Momentum Ratio is the quotient of the arithmetic average of the Closing Levels of such Selection Pool Index for the twenty week days preceding and including such selection date and the arithmetic average of the closing levels of such
Selection Pool Index for the two hundred week days preceding and including such selection date. The four Selection Pool Indices with the highest Moving Average
Momentum Ratio are selected to become part of the Index.

Absolute Return
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

12 Months Volatlity
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Cumulative Excess Index vs DJ STOXX 600 (TR) Index
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
-----------------------------------------------------------------------
       1999  2000  2001  2002  2003  2004  2005  2006  2007  2008 2009
-----------------------------------------------------------------------
Jan    3.6% -2.8% -5.6% -2.2% -4.2%  7.3%  1.8%  4.6%  3.7%-10.2%-6.4%
Feb   -3.4% 15.8% -2.1%  0.6% -4.9%  0.1%  4.8%  4.0% -0.1% -2.4%
Mar   -2.2% -8.9% -7.6%  1.0% -3.8% -2.4%  0.8%  3.2%  5.3% -4.0%
Apr    4.0% -2.9%  7.4% -6.0% 10.3% -0.9% -2.0%  0.5%  1.2%  5.4%
May    0.6% -6.7%  1.4% -1.8%  4.0% -0.5%  6.7% -5.7%  4.6%  2.4%
Jun    7.7%  2.3% -5.5% -9.6%  2.3%  1.9%  1.4%  3.1%  0.5% -6.7%
Jul    0.9%  2.0% -0.8%-12.6%  3.5% -0.6%  4.6%  0.7% -3.2% -7.1%
Aug    2.9%  2.6% -2.9% -1.3%  1.9% -0.4%  0.4%  3.1% -1.2% -1.0%
Sep   -2.8%  1.1% -9.1%-14.8% -9.1%  2.6%  6.1%  5.4%  3.2%-17.9%
Oct    4.7%  1.0%  1.9%  4.6%  9.8%  1.5% -6.4%  4.6%  1.9%-19.6%
Nov   10.4% -1.7%  3.2%  0.2%  0.2%  1.7%  2.4%  0.5% -7.5% -3.2%
Dec   18.5%  0.0% -0.5% -9.7%  2.5%  2.6%  4.1%  5.3% -1.2% -2.8%
-----------------------------------------------------------------------
Year  52.3% -0.3%-19.5%-42.3% 11.4% 13.3% 26.9% 32.9%  6.7%-51.7%-6.4%
-----------------------------------------------------------------------

Annual Returns
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through January 2009
---------------------------------------------------------------------------------------------------------------------
                                                                                           Annualised
                                                                                 ------------------------------------
                                           1 Month   3 Months   6 Months    YTD    1 year   3 years 5 years  10 years
SectorLeader Total Return Index              -6.4%     -12.0%     -42.5%  -6.4%    -49.6%    -15.0%   -3.0%     -3.5%
DJ STOXX 600 (TR) Index                      -3.5%     -13.4%     -31.9%  -3.5%    -38.6%    -13.5%   -1.5%     -1.8%
Excess Return vs DJ STOXX 600 (TR) Index     -2.9%       1.4%     -10.6%  -2.9%    -11.0%     -1.6%   -1.5%     -1.7%
---------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1999 - January 2009
-----------------------------------------------------------
                                          Index      Bench1
Growth over period                       -27.5%      -13.6%
Compounded annual growth                  -3.1%       -1.4%
Volatility                                22.3%       20.7%
Sharpe ratio (3.2%)                  -     0.28  -     0.22
Maximum drawdown                         -63.9%      -53.1%
Start of max drawdown period           Mar-2000    Sep-2000
End of max drawdown period             May-2007    Oct-2006
Average monthly growth                    -0.1%        0.0%
Best monthly return                       18.5%       11.0%
Worst monthly return                     -19.6%      -14.1%
% of months with gains                    56.2%       55.4%
12 Month Correlation versus:
DJ STOXX 600 (TR) Index                    0.90        1.00
-----------------------------------------------------------

Index Facts
----------------------------------------------------------
Bloomberg ticker                                   DBEESLE
Reuters code                                         .DSLE
Benchmark 1                        DJ STOXX 600 (TR) Index
Bloomberg ticker of Benchmark 1                 SXXR Index
Index sponsor                                Deutsche Bank
Stocks weighting                                Market Cap
Rebalancing frequency                            Quarterly
Index Currency                                         EUR
----------------------------------------------------------

The Deutsche Bank SectorLeader Total Return Index was launched on December 01,
2000 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  34

>

Deutsche Bank ChinaOpportunity Index Total Return Index USD     REUTERS: .DBCOUS
                                                              BLOOMBERG: DBAPCOU

Index Description
--------------------------------------------------------------------------------
The China Opportunity USD Index is intended to reflect the total return performance of thirty ordinary shares selected from the Hang Seng China
Enterprise Index, the Hang Seng China-Affiliated Corporations Index, the
Shanghai B-Share Stock Price Index, the Shenzhen B-Share Stock Price Index and
the MSCI China Index in accordance with the following criteria: large market capitalisation, high market turnover, low price to book ratio, low price to earnings ratio and high dividend yield.

Absolute Return
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

12 Months Volatlity
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Cumulative Excess Index vs HANG SENG China (TR) Index (USD)
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
------------------------------------------------------------------------
        1999  2000  2001  2002  2003  2004  2005 2006  2007  2008  2009
------------------------------------------------------------------------
Jan   -18.2%  6.8%  1.6%  3.1% 11.0%  4.8% -2.6%28.6%  4.3%-14.4%  0.5%
Feb     1.3% -9.3% 14.3%  2.7%  1.7%  3.7% 10.9%-0.9%  4.2%  4.8%
Mar    11.5%  5.9% 32.8%  2.2% -1.5% -5.2% -6.3% 1.8%  4.9%-16.1%
Apr    21.3%  3.0% 11.1%  0.8% -0.3%-12.2% -2.1% 1.1% 16.7%  8.7%
May    14.1%  6.6% 21.3%  1.2% 11.4%  0.8% -4.8% 7.0% 14.9% -3.4%
Jun    54.3% 15.1% -1.0%  2.6%  2.8% -3.0%  2.1%-1.0%  2.6%-15.3%
Jul   -13.3% 14.0%-17.3% -2.6%  8.2% -1.1% -1.2%-5.9%  8.2%  0.3%
Aug    -2.3%  3.9%-11.2% -3.0%  6.2% -2.1%  1.2% 3.2% -1.5%-11.8%
Sep    -6.1%-11.3% -6.8% -4.9%  1.4%  7.1%  3.6% 5.3% 14.5%-15.9%
Oct    -8.8% -2.9% 16.9% -5.6% 14.3% -8.5%-14.5% 2.8%  7.8%-31.4%
Nov    -2.8%  0.1%  2.5%  2.5%  2.9%  6.4%  3.0% 9.2%-13.9% 12.6%
------------------------------------------------------------------------
Dec     0.3%  8.7% -3.9%  0.1% 11.4% -1.8%  1.4%12.9% -1.1% 12.4%
Year   39.3% 44.1% 62.2% -1.5% 93.5%-12.3%-11.0%80.0% 75.7%-56.8%  0.5%
------------------------------------------------------------------------

Annual Returns
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through January 2009
--------------------------------------------------------------------------------------------------------------------------
                                                                                                    Annualised
                                                                                       -----------------------------------
                                                  1 Month  3 Months  6 Months     YTD   1 year   3 years 5 years  10 years
ChinaOpportunity Index Total Return Index USD        0.5%     27.0%    -35.3%    0.5%   -49.3%      2.2%    0.4%     23.3%
HANG SENG China (TR) Index (USD)                    -9.7%      7.8%    -42.6%   -9.7%   -42.6%      4.4%    9.2%     17.8%
Excess Return vs HANG SENG China (TR) Index (USD)   10.1%     19.2%      7.3%   10.1%    -6.7%     -2.2%   -8.8%      5.5%
--------------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1999 - January 2009
------------------------------------------------------
                                     Index      Bench1
Growth over period                  564.9%       64.1%
Compounded annual growth             20.7%       12.2%
Volatility                           29.1%       38.2%
Sharpe ratio (3.48%)                  0.59        0.23
Maximum drawdown                    -70.9%      -66.4%
Start of max drawdown period      Nov-2007    Nov-2007
End of max drawdown period        Jan-2009    Jan-2009
Average monthly growth                2.1%        1.7%
Best monthly return                  54.3%       21.0%
Worst monthly return                -31.4%      -27.0%
% of months with gains               62.0%       60.8%
12 Month Correlation versus:
HANG SENG China (TR) Index (USD)      0.75        1.00
------------------------------------------------------

Index Facts
----------------------------------------------------------
Bloomberg ticker                                   DBAPCOU
Reuters code                                       .DBCOUS
                                HANG SENG China (TR) Index
Benchmark 1                                          (USD)
Bloomberg ticker of
Benchmark 1                             HSI 21 Index (USD)
Index sponsor                                Deutsche Bank
Number of stocks                                        30
Stocks weighting                                     Equal
Rebalancing frequency                            Quarterly
Index Currency                                         USD
----------------------------------------------------------

The Deutsche Bank ChinaOpportunity Index Total Return Index USD was launched on
July 31, 2001 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  35

>

Deutsche Bank Islamic US EquityBuilder Total Return Index     REUTERS: .DBEIIUEP
                                                               BLOOMBERG: DBUSIU
Index Description
--------------------------------------------------------------------------------
The Islamic US EquityBuilder Index Total Return intends to reflect the total return performance of 30 stocks with a high earnings estimate revision ratio selected from the Dow Jones Islamic United States Large Cap Index. The Estimate
Revision Ratio is defined as the quotient between (i) the number of Upward
Revisions per share on the reference selection date minus the number of
Downwards Revisions per share on the reference selection date and (ii) the number of Estimates per share on the reference selection date. There is a country restriction so that no more than five shares from the same country will constitute the Index.

Absolute Return
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

12 Months Volatlity
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Cumulative Excess Index vs DJ Islamic Market US Index (TR)
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
------------------------------------------------------------------------
        1999  2000  2001  2002  2003  2004  2005 2006  2007  2008  2009
------------------------------------------------------------------------
Jan     9.7%  1.2%  3.5% -1.1% -3.2% -1.9% -3.2% 1.6%  2.9% -9.3% -2.9%
Feb    -7.6% 13.1%-15.6% -1.8% -1.1%  1.3%  0.6%-1.6% -2.0%  4.5%
Mar     6.6% 11.2%-11.9%  2.3%  0.8%  0.7% -1.5% 0.6%  2.1% -0.6%
Apr     1.2% -0.3% 12.8% -5.7%  9.0%  0.1% -3.5% 0.4%  5.1%  2.5%
May     1.7% -7.0%  0.9%  0.0%  6.7%  1.7%  3.5%-4.2%  2.9%  2.8%
Jun    16.7% 12.9% -3.9% -6.6%  1.8%  1.5%  2.4%-0.4% -0.9% -2.0%
Jul     0.9% -0.9%  0.6% -9.0%  1.1% -3.2%  4.9%-1.2% -3.4% -6.6%
Aug     4.3% 15.3% -4.0%  2.2%  4.7%  1.0%  0.3% 0.7%  2.0%  0.7%
Sep     0.6% -6.8% -7.1%-10.7% -2.6%  3.1%  3.4% 0.8%  6.5%-12.8%
Oct    11.5% -4.5%  1.5%  8.0%  6.3% -0.6% -1.2% 5.0%  2.1%-16.1%
Nov     8.4%-18.2%  1.2% -0.4%  1.7%  4.2%  3.0% 1.7% -4.3% -9.6%
Dec    13.0%  5.1%  0.2% -1.5%  2.6%  2.1%  0.3%-1.1%  1.2%  5.3%
------------------------------------------------------------------------
Year   87.5% 16.4%-22.2%-22.9% 30.9% 10.3%  9.0% 2.2% 14.5%-36.4% -2.9%
------------------------------------------------------------------------

Annual Returns
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through January 2009
-----------------------------------------------------------------------------------------------------------------------
                                                                                              Annualised
                                                                               ----------------------------------------
                                               1 Month  3 Months  6 Months   YTD    1 year   3 years  5 years  10 years
-----------------------------------------------------------------------------------------------------------------------
Islamic US EquityBuilder Total Return
Index                                            -2.9%     -7.7%    -32.0% -2.9%  -31.9%    -10.7%    -2.4%      3.1%
DJ Islamic Market US Index (TR)                  -5.1%     -9.3%    -30.6% -5.1%  -31.6%     -8.5%    -2.4%     -3.1%
DJ Islamic Mkt US Large Cap Index (TR)           -5.2%     -8.8%    -28.1% -5.2%  -30.0%     -7.5%    -2.6%       N/A
Excess Return vs DJ Islamic Market US
Index (TR)                                        2.2%      1.6%     -1.4%  2.2%   -0.3%     -2.2%     0.1%      6.2%
Excess Return vs DJ Islamic Mkt US Large Cap
Index (TR)                                        2.2%      1.1%     -3.9%  2.2%   -1.9%     -3.2%     0.2%       N/A
-----------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1999 - January 2009
-------------------------------------------------------------------------
Growth over period                        Index      Bench1        Bench2
                                          49.0%      -22.1%          8.3%
Compounded annual growth                   4.0%       -2.4%          1.4%
Volatility                                24.4%       22.2%         19.3%
Sharpe ratio (3.48%)                       0.02  -     0.27  -       0.11
Maximum drawdown                         -56.7%      -57.2%        -37.0%
Start of max drawdown period           Sep-2000    Apr-2000      Nov-2007
End of max drawdown period             Jan-2009    Jan-2009      Jan-2009
Average monthly growth                     0.5%       -0.1%          0.1%
Best monthly return                       16.7%       10.4%          5.1%
Worst monthly return                     -18.2%      -15.7%        -14.2%
% of months with gains                    61.2%       50.4%         58.0%
12 Month Correlation versus:
DJ Islamic Market US Index (TR)            0.96        1.00          1.00
DJ Islamic Mkt US Large Cap Index (TR)     0.96        1.00          1.00
-------------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------
Bloomberg ticker                                             DBUSIU
Reuters code                                              .DBEIIUEP
Benchmark 1                         DJ Islamic Market US Index (TR)
Bloomberg ticker of
Benchmark 1                                              IMUS Index
                                        DJ Islamic Mkt US Large Cap
Benchmark 2                                              Index (TR)
Bloomberg ticker of
Benchmark 2                                             IMUSL Index
                                                           Deutsche
Index sponsor                                                  Bank
Number of stocks                                                 30
Stocks weighting                                              Equal
Rebalancing
frequency                                                 Quarterly
Index Currency                                                  USD
-------------------------------------------------------------------

The Deutsche Bank Islamic US EquityBuilder Total Return Index was launched on
November 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  36

>

                                                              REUTERS: .DBEIIEEP
                                                               BLOOMBERG: DBEEIE

Deutsche Bank Islamic Europe EquityBuilder Total Return Index

Index Description
--------------------------------------------------------------------------------
The Islamic Europe EquityBuilder Total Return Index intends to reflect the equal-weighted total return performance of 20 stocks with a high Estimate
Revision Ratio selected from the Dow Jones Islamic Europe Large Cap Index. The
Estimate Revision Ratio is defined as the quotient between (i) the number of
Upward Revisions per share on the reference selection date minus the number of
Downwards Revisions per share on the reference selection date and (ii) the number of Estimates per share on the reference selection date. There is a country restriction so that no more than five shares from the same country will constitute the Index.

Absolute Return
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

12 Months Volatlity
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Cumulative Excess Index vs DJ Islamic Europe Index (TR)
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
------------------------------------------------------------------------
        1999  2000  2001  2002  2003  2004  2005 2006  2007  2008  2009
------------------------------------------------------------------------
Jan    14.2% -3.7% -0.3%  1.4% -5.6%  0.5%  1.1% 6.9%  2.3% -9.9%  1.6%
Feb     5.9% 10.5% -7.4%  0.3% -2.9%  0.0%  5.0% 0.8% -2.8%  2.0%
Mar    -0.5%  2.9% -0.3%  5.9% -2.6% -1.7% -1.7% 5.7%  3.2% -3.5%
Apr     3.2%  0.0%  6.6% -5.2%  6.9%  1.9% -1.4% 2.0%  3.3%  8.0%
May    -0.8% -4.3%  2.4% -4.6%  0.5%  0.2%  5.5%-7.3%  2.3%  1.9%
Jun     6.6%  2.8% -0.4% -6.1%  1.5%  1.7%  5.7%-0.1%  1.0% -5.4%
Jul     0.4%  4.2% -2.0%-10.7%  3.0% -1.4%  2.1%-0.3% -1.9% -5.7%
Aug     5.1%  7.0% -0.6%  0.1%  1.9% -1.9%  1.5% 1.5% -0.4% -2.1%
Sep     1.4% -4.3% -6.3% -9.9% -2.7%  2.9%  7.8% 0.1%  5.9%-19.7%
Oct     4.4%  2.5%  1.9% 10.2%  5.3% -0.3% -5.0% 2.3%  1.7%-13.4%
Nov    19.0% -4.5%  1.4%  2.7%  1.6%  4.0%  2.3% 0.5% -4.4% -5.5%
Dec    15.5% -0.6%  3.8% -5.3%  3.7%  0.7%  4.8% 5.3%  0.1% -3.6%
------------------------------------------------------------------------
Year  101.8% 11.9% -2.0%-21.0% 10.3%  6.6% 30.5%18.1% 10.2%-46.1%  1.6%
------------------------------------------------------------------------

Annual Returns
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through January 2009

Historical Performance Through January 2009
--------------------------------------------------------------------------------------------------------------------
                                                                                               Annualised
                                                                                ------------------------------------
                                             1 Month  3 Months   6 Months    YTD  1 year  3 years  5 years  10 years
Islamic Europe EquityBuilder Total
Return Index                                    1.6%     -7.5%     -37.0%   1.6%  -39.2%   -12.6%    -0.2%      5.3%
DJ Islamic Europe Index (TR)                   -8.9%     -8.6%     -42.1%  -8.9%  -42.4%   -10.8%    -1.4%       N/A
DJ Islamic Mkt EUR Large Cap Index (TR)        -1.8%     -9.8%     -28.6%  -1.8%  -31.9%   -11.9%    -2.0%       N/A
Excess Return vs DJ Islamic Europe
Index (TR)                                     10.5%      1.1%       5.1%  10.5%    3.2%    -1.8%     1.2%       N/A
Excess Return vs DJ Islamic Mkt EUR Large
Cap Index (TR)                                  3.4%      2.2%      -8.5%   3.4%   -7.3%    -0.7%     1.8%       N/A
--------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1999 - January 2009
-------------------------------------------------------------------------
Growth over period                        Index      Bench1        Bench2
                                          91.7%      -18.1%          2.4%
Compounded annual growth                   6.7%       -2.1%          0.4%
Volatility                                20.7%       22.3%         20.0%
Sharpe ratio (3.2%)                        0.17  -     0.24  -       0.14
Maximum drawdown                         -48.4%      -49.7%        -40.9%
Start of max drawdown period            Nov-2007   Nov-2007      Nov-2007
End of max drawdown period              Jan-2009   Jan-2009      Jan-2009
Average monthly growth                     0.7%       -0.1%          0.1%
Best monthly return                       19.0%        9.6%          7.8%
Worst monthly return                     -19.7%      -18.9%        -13.1%
% of months with gains                    60.3%       51.4%         59.4%
12 Month Correlation versus:
DJ Islamic Europe Index (TR)               0.91        1.00          0.93
DJ Islamic Mkt EUR Large Cap Index (TR)    0.94        0.93          1.00
-------------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------
Bloomberg ticker                                             DBEEIE
Reuters code                                              .DBEIIEEP
                                                  DJ Islamic Europe
Benchmark 1                                              Index (TR)
Bloomberg ticker of
Benchmark 1                                              IMEU Index
                                       DJ Islamic Mkt EUR Large Cap
Benchmark 2                                              Index (TR)
Bloomberg ticker of                                    DJIEUL Index
Benchmark 2
                                                           Deutsche
Index sponsor                                                  Bank
Number of stocks                                                 20
Stocks weighting                                              Equal
Rebalancing
frequency                                                 Quarterly
Index Currency                                                  EUR
-------------------------------------------------------------------

The Deutsche Bank Islamic Europe EquityBuilder Total Return Index was launched on November 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  37

>

                                                             REUTERS: .DBEIIAEP
                                                            BLOOMBERG: DBAPIAEP
Deutsche Bank Islamic Asia Pacific EquityBuilder Total Return Index

Index Description
--------------------------------------------------------------------------------
The Islamic Asia Pacific EquityBuilder Index intends to reflect the total return performance of 20 stocks with a high Estimate Revision Ratio selected from the Dow Jones Islamic Asia Pacific Large Cap Index. The Estimate Revision
Ratio is defined as the quotient between (i) the number of Upward Revisions per share on the reference selection date minus the number of Downwards Revisions per share on the reference selection date and (ii) the number of Estimates per share on the reference selection date.

Absolute Return
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

12 Months Volatlity
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Cumulative Excess Index vs DJ Islamic Mkt ASIA/PAC Index (TR)
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
------------------------------------------------------------------------
        1999  2000  2001  2002  2003  2004  2005 2006  2007  2008  2009
------------------------------------------------------------------------
Jan    -1.4% -0.3%  4.3% -4.8% -1.1%  0.4%  1.4% 6.5% -1.5% -7.8% -8.2%
Feb    -0.6%  1.6%-11.1%  2.7%  1.4%  1.0%  4.8%-3.7%  4.6%  9.1%
Mar    14.1%  5.0% -4.5%  4.3% -4.1%  3.2% -4.0% 2.7%  1.9% -7.2%
Apr     5.8% -7.1%  9.1%  4.4%  3.1% -2.8% -2.8% 5.8%  3.3%  4.5%
May    -2.2% -1.4%  2.6%  1.8%  4.9% -1.3% -0.2%-7.2%  0.2%  5.1%
Jun    16.8%  9.9% -5.2% -4.3%  5.2%  3.8%  5.7%-1.8%  2.6% -5.0%
Jul    10.2% -6.4% -6.6% -6.7%  5.5% -1.7%  2.5%-0.2%  5.2% -4.3%
Aug     4.4% 12.4% -2.6% -0.9% 11.0%  0.2%  4.6% 1.5% -1.0% -7.3%
Sep    10.9% -8.5% -6.2% -9.8%  4.3%  2.7%  8.0% 0.3% 11.0%-15.8%
Oct    15.7%-10.2%  4.0% -4.0%  4.5%  5.1% -3.6% 1.8%  7.5%-28.0%
Nov    14.2%  0.8%  2.5%  4.2%  1.7%  7.8%  2.6% 0.9% -4.1% -2.9%
Dec    15.6% -8.4% -5.0% -2.7%  5.0%  3.5%  5.7% 3.5% -4.6%  9.3%
------------------------------------------------------------------------
Year  163.5%-14.4%-18.8%-15.8% 49.1% 23.6% 26.6% 9.8% 26.6%-44.3% -8.2%
------------------------------------------------------------------------

Annual Returns
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through January 2009
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      Annualised
                                                                                           ----------------------------------
                                                       1 Month  3 Months  6 Months     YTD  1 year  3 years  5 years 10 years
Islamic Asia Pacific EquityBuilder Total Return
Index                                                    -8.2%     -2.5%    -45.2%   -8.2%  -44.6%   -12.7%     2.0%    10.0%
DJ Islamic Mkt ASIA/PAC Index (TR)                       -6.0%     -4.0%    -39.0%   -6.0%  -42.3%   -14.4%    -3.6%     1.4%
DJ Islamic Mkt ASIA/PAC Large Cap Index (TR)             -5.8%     -4.5%    -38.3%   -5.8%  -41.6%   -13.3%    -3.3%      N/A
Excess Return vs DJ Islamic Mkt ASIA/PAC Index (TR)      -2.3%      1.4%     -6.3%   -2.3%   -2.2%     1.7%     5.6%     8.6%
Excess Return vs DJ Islamic Mkt ASIA/PAC Large Cap
Index (TR)                                               -2.5%      2.0%     -6.9%   -2.5%   -3.0%     0.6%     5.3%      N/A
-----------------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1999 - January 2009
------------------------------------------------------------------------
                                          Index        Bench1     Bench2
Growth over period                       155.6%         13.5%      24.5%
Compounded annual growth                   9.7%          1.3%       3.8%
Volatility                                23.6%         21.9%      22.0%
Sharpe ratio (3.48%)                       0.27  -       0.10       0.02
Maximum drawdown                         -53.5%        -61.5%     -50.3%
Start of max drawdown period           Nov-2007      Apr-2000   Nov-2007
End of max drawdown period             Jan-2009      Jan-2009   Jan-2009
Average monthly growth                     1.0%          0.3%       0.4%
Best monthly return                       16.8%         17.5%       7.8%
Worst monthly return                     -28.0%        -19.5%     -19.2%
% of months with gains                    58.7%         54.5%      59.4%
12 Month Correlation versus:
DJ Islamic Mkt ASIA/PAC Index (TR)         0.85          1.00       1.00
DJ Islamic Mkt ASIA/PAC Large Cap
Index (TR)                                 0.84          1.00       1.00
------------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------
Bloomberg ticker                                           DBAPIAEP
Reuters code                                              .DBEIIAEP
Benchmark 1                      DJ Islamic Mkt ASIA/PAC Index (TR)
Bloomberg ticker of
Benchmark 1                                             DJIAP Index
                               Islamic Mkt ASIA/PAC Large Cap Index
Benchmark 2                                                    (TR)
Bloomberg ticker of
Benchmark 2                                            DJIAPL Index
Index sponsor                                         Deutsche Bank
Number of stocks                                                 20
Stocks weighting                                              Equal
Rebalancing frequency                                     Quarterly
Index Currency                                                  USD
-------------------------------------------------------------------

The Deutsche Bank Islamic Asia Pacific EquityBuilder Total Return Index was
launched on November 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  38

>

                                                             REUTERS: .DBEIIGEP
                                                            BLOOMBERG: DBGLIGEP
Deutsche Bank Islamic Global EquityBuilder Total Return Index

Index Description
--------------------------------------------------------------------------------
The Islamic Global EquityBuilder Total Return Index intends to reflect the total return performance of a weighted combination of the Europe, US and Asia
Pacific Islamic EquityBuilder Indices.

Absolute Return
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

12 Months Volatlity
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Cumulative Excess Index vs DJ Islamic Mkt World Large Cap Index (TR)
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Monthly Performance
------------------------------------------------------------------------
        1999  2000  2001  2002  2003  2004  2005 2006  2007  2008  2009
------------------------------------------------------------------------
Jan     8.2% -1.5%  1.9% -2.0% -3.1% -1.0% -2.3% 5.3%  1.5% -8.9% -5.0%
Feb    -3.2%  9.6%-12.4% -0.2% -1.0%  0.5%  3.4%-1.8% -0.7%  5.3%
Mar     4.9%  7.2% -8.0%  4.1% -1.2%  0.0% -2.7% 3.2%  2.7% -1.3%
Apr     2.0% -2.8% 10.1% -2.7%  8.7% -0.6% -2.9% 3.3%  5.0%  4.0%
May    -0.2% -4.7%  0.3%  0.0%  6.2%  0.4%  2.1%-5.0%  1.8%  2.8%
Jun    13.0% 10.2% -3.0% -4.3%  1.5%  2.8%  3.3%-0.6%  0.4% -3.2%
Jul     3.5% -1.3% -0.3% -9.4%  2.5% -2.7%  3.7%-0.8% -1.0% -6.2%
Aug     4.1% 10.6% -1.4%  0.2%  3.3%  0.2%  1.9% 1.2%  0.5% -3.4%
Sep     2.9% -6.5% -6.6% -9.3%  0.5%  3.7%  5.0% 0.1%  8.6%-16.7%
Oct     9.5% -4.5%  1.6%  6.8%  6.2%  1.3% -3.1% 3.8%  2.7%-19.8%
Nov    11.2%-10.0%  1.3%  1.5%  2.3%  6.3%  2.2% 2.5% -3.1% -7.2%
Dec    14.1%  3.6%  0.3% -1.2%  5.3%  2.7%  2.7% 1.6% -0.3%  6.1%
------------------------------------------------------------------------
Year   94.4%  7.3%-16.7%-16.3% 34.9% 14.0% 13.4%13.1% 19.1%-41.6% -5.0%
------------------------------------------------------------------------

Annual Returns
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]

Historical Performance Through January 2009
--------------------------------------------------------------------------------------------------------------------------
                                                                                                 Annualised
                                                                                     -------------------------------------
                                              1 Month   3 Months   6 Months     YTD   1 year   3 years   5 years  10 years
Islamic Global EquityBuilder Total Return
Index                                           -5.0%      -6.5%     -39.7%   -5.0%   -39.2%    -10.8%     -0.5%      5.8%
DJ Islamic Mkt World Large Cap Index (TR)       -6.1%      -7.9%     -34.6%   -6.1%   -35.8%     -9.2%     -2.1%       N/A
DJ Islamic Market Index (TR)                    -6.0%      -8.1%     -36.4%   -6.0%   -37.3%    -10.2%     -2.2%     -2.1%
Excess Return vs DJ Islamic Mkt World Large
Cap Index (TR)                                   1.1%       1.4%      -5.1%    1.1%    -3.4%     -1.6%      1.6%       N/A
Excess Return vs DJ Islamic Market Index (TR)    0.9%       1.6%      -3.3%    0.9%    -1.9%     -0.6%      1.7%      7.9%
--------------------------------------------------------------------------------------------------------------------------

Performance Analysis  January 1999 - January 2009
----------------------------------------------------------------------
                                          Index      Bench1     Bench2
Growth over period                        89.4%       15.3%     -15.9%
Compounded annual growth                   6.5%        2.5%      -1.7%
Volatility                                18.0%       16.6%      17.9%
Sharpe ratio (3.48%)                       0.17  -     0.06  -    0.29
Maximum drawdown                         -46.9%      -42.8%     -56.9%
Start of max drawdown period           Nov-2007    Nov-2007   Apr-2000
End of max drawdown period             Jan-2009    Jan-2009   Jan-2009
Average monthly growth                     0.7%        0.2%       0.0%
Best monthly return                       14.1%        6.1%      12.0%
Worst monthly return                     -19.8%      -16.0%     -18.2%
% of months with gains                    58.7%       68.1%      55.4%
12 Month Correlation versus:
DJ Islamic Mkt World Large Cap
Index (TR)                                 0.96        1.00       0.99
DJ Islamic Market Index (TR)               0.97        0.99       1.00
----------------------------------------------------------------------

Index Facts
-------------------------------------------------------------------
Bloomberg ticker                                           DBGLIGEP
Reuters code                                              .DBEIIGEP
                               DJ Islamic Mkt World Large Cap Index
Benchmark 1                                                    (TR)
Bloomberg ticker of Benchmark 1                        DJILRG Index
Benchmark 2                            DJ Islamic Market Index (TR)
Bloomberg ticker of Benchmark2                           DJIM Index
Index sponsor                                         Deutsche Bank
Number of stocks                                                 70
Stocks weighting                                              Equal
Rebalancing frequency                                     Quarterly
Index Currency                                                  USD
-------------------------------------------------------------------

The Deutsche Bank Islamic Global EquityBuilder Total Return Index was launched on November 01, 2002 and has no prior operating history. All pro-forma performance data shown prior to the inception date is simulated and was calculated by means of retroactive application of the Index model. Past performance is no guarantee of future performance.

Source: Bloomberg or Deutsche Bank AG/London                                  39

>

Appendix A - Bloomberg Codes
Index                     Bloomberg:   Reuters:    Benchmark 1
CROCI US+                 CROCI        .CROCI      S&P 500 (TR)
CROCI US Plus II          DBUSCPII                 S&P 500 (TR)
CROCI Euro+               CRCEU        .CRCEU      EuroSTOXX 50  (TR)
CROCI Euro II             DBEECRII                 EuroSTOXX 50  (TR)
CROCI Japan+              CRCJP        .CRCJP      TOPIX 100 (TR)
CROCI Japan II            DBAPCRII                 TOPIX 100 (TR)
US Growth                 DBUSUSG      .DBEIUSG    S&P 500/Citigroup Growth (TR)
US Value                  DBUSUSV      .DBEIUSV    S&P 500/Citigroup Value (TR)
Euro Growth               DBEEEUGR     .DBEIEUGR   DJES LC Growth Euro (TR)
Euro Value                DBEEEUVA     .DBEIEUVA   DJES LC Value Euro (TR)
UK Growth                 DBEEUKGT     .DBUKGT     FTSE 100 (TR)
UK Value                  DBEEUKVT     .DBUKVT     FTSE 100 (TR)
Japan Growth              DBAPJGT      .DBJGT      TOPIX 100 (TR)
Japan Value               DBAPJVT      .DBJVT      TOPIX 100 (TR)
S&P X-Alpha TR            SPXADT       .SPXADT     MSCI World (TR)
S&P X-Alpha ER            SPXADE       .SPXADE     MSCI World (TR)
X-Alpha TR                DBGLXAT                  MSCI World (TR)
X-Alpha ER                DBGLXAE                  MSCI World (TR)
ImpAct Dollar Equity
 Volatility Index         DBVEUSDB     .DBVEUSDB   S&P 500 (TR)
Liquid Alpha USD 5 TR     DBLAUT5J     .DBLAUT5J   MSCI World (TR)
Liquid Alpha USD 5 ER     DBLAUE5J     .DBLAUE5J   MSCI World (TR)
US ValueGrowth Select     DBUSUSVG     .DBUSVG     S&P 500 (TR)
ValueGrowth Select        DBEEVGS      .DBVGS      S&P 500 (TR)
Global Yield US TR        DBUSGYTR     .DBGYUSTR   S&P 500 (TR)
Global Yield Euro TR      DBEEGYTR     .DBGYEUTR   EuroSTOXX 50 (TR)
Global Yield AP TR        DBAPGYTR     .DBGYAPTR   MSCI Asia Pacific (TR)
E-REV Europe TR           DBEEERET     .DBEEERET   EuroSTOXX 50 (TR)
E-REV Japan TR            DBAPERJT     .DBERJT     TOPIX 100 (TR)
SectorLeader TR           DBEESLE      .DSLE       DJ STOXX 600 (TR)
ChinaOpportunity TR USD   DBAPCOU      .DBCOUS     HANG SENG China Ent (TR) (USD)
Islamic US EquityBuilder  DBUSIU       .DBEIIUEP   DJ Islamic Mkt US LCAP (TR)
Islamic Europe
 EquityBuilder            DBEEIE       .DBEIIEEP   DJ Islamic Mkt EUR LCAP (TR)
Islamic Asia Pacific
 EquityBuilder            DBAPIAEP     .DBEIIAEP   DJ Islamic Mkt ASIA/PAC (TR)
Islamic Global
 EquityBuilder            DBGLIGEP     .DBEIIGEP   DJ Islamic Mkt World LCAP (TR)

Appendix A - Bloomberg Codes CONTINUED

Index                     Bloomberg:     Benchmark 2                          Bloomberg:
CROCI US+                 SPTR           S&P 500/Citigroup Value (TR)         SPTRSVX
CROCI US Plus II          SPTR           S&P 500/Citigroup Value (TR)         SPTRSVX
CROCI Euro+               SX5T           MSCI EMU (TR)                        NDDUEMU (EUR)
CROCI Euro II             SX5T           MSCI EMU (TR)                        NDDUEMU (EUR)
CROCI Japan+              TPXD100        MSCI Japan (TR)                      NDDUJN (JPY)
CROCI Japan II            TPXD100        MSCI Japan (TR)                      NDDUJN (JPY)
US Growth                 SPTRSGX        S&P 500 (TR)                         SPTR
US Value                  SPTRSVX        S&P 500 (TR)                         SPTR
Euro Growth               SLGT           DJES Large Euro (TR)                 LCXT
Euro Value                SLVE           DJES Large Euro (TR)                 LCXT
UK Growth                 TUKXG          MSCI UK Growth (TR)                  NLDGUK
UK Value                  TUKXG          MSCI UK Value (TR)                   NDLVUK
Japan Growth              TPXD100        MSCI Japan Growth (TR)               NAGLJN
Japan Value               TPXD100        MSCI Japan Value (TR)                NAVLJN
S&P X-Alpha TR            NDDUWI         HFRX US Equity Market Neutral (TR)   HFRXEMN
S&P X-Alpha ER            NDDUWI         HFRX US Equity Market Neutral (TR)   HFRXEMN
X-Alpha TR                NDDUWI         HFRX US Equity Market Neutral (TR)   HFRXEMN
X-Alpha ER                NDDUWI         HFRX US Equity Market Neutral (TR)   HFRXEMN
ImpAct Dollar Equity
 Volatility Index         SPTR           iBoxx USD Treasury (TR)              ITRROV
Liquid Alpha USD 5 TR     NDDUWI         iBoxx USD Treasury (TR)              ITRROV
Liquid Alpha USD 5 ER     NDDUWI         iBoxx USD Treasury (TR)              ITRROV
US ValueGrowth Select     SPTR
ValueGrowth Select        SPTR
Global Yield US TR        SPTR           DJ High Yield Select 10 (TR)         MUTR
Global Yield Euro TR      SX5T
Global Yield AP TR        NDUEACAP
E-REV Europe TR           SX5T
E-REV Japan TR            TPXD100
SectorLeader TR           SXXR
ChinaOpportunity TR USD   HSI 21 (USD)
Islamic US EquityBuilder  IMUSL          DJ Islamic Market US (TR)            IMUS
Islamic Europe
 EquityBuilder            DJIEUL         DJ Islamic Europe (TR)               IMEU
Islamic Asia Pacific
 EquityBuilder            DJIAP          DJ Islamic Market APAC LCAP (TR)     DJIAPL
Islamic Global
 EquityBuilder            DJILRG         DJ Islamic Market (TR)               DJIM

Source: Bloomberg or Deutsche Bank AG/London                                  40

>

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representative. In addition to this GME Indices Review, the CROCI Indices
Review, X-Alpha Monthly Reports and Liquid Alpha Monthly Reports are available
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Past performance is not indicative of future results.
--------------------------------------------------------------------------------
Source: Bloomberg or Deutsche Bank AG/London                                  41